UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05773

Voya Balanced Portfolio, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
December 31, 2016
Classes ADV, I, R6, S, S2 and T
Voya Variable Product Funds
■
Voya Balanced Portfolio

■
Voya Global Equity Portfolio

■
Voya Government Money Market Portfolio

■
Voya Growth and Income Portfolio

■
Voya Intermediate Bond Portfolio

■
Voya Small Company Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

[This Page Intentionally Left Blank]

President’s Letter

New administration, new possibilities
Dear Shareholder,
During the presidential campaign, President Donald Trump promised to cut taxes and regulations; since the election, anticipation of these policies has driven a rally in the stock markets. As the Trump administration transitions into power, it’s appropriate to consider how its policies might impact long-term investors.
The incoming president inherits a much better economy than the outgoing one did: job growth is accelerating, inflation is rising at an acceptable pace and corporate earnings have turned positive again. These trends were established enough in December that the U.S. Federal Reserve Board (“Fed”) could justify increasing interest rates. In a recent update to its World Economic Outlook, the International Monetary Fund (“IMF”) raised its near-term estimates of U.S. growth. Optimism about the pro-growth impacts of Trump policies is evident in surveys of small-business and consumer sentiment. We believe expectations of tax cuts, deregulation and increased fiscal policy stimulus will accelerate economic growth in the near term, leading to expectations of improved corporate revenue and earnings, which, if realized, could help sustain a stock market rally.
Greater fiscal stimulus also could help our trading partners, provided the new administration does not impose protectionist trade policies. Globally, near-term economic progress and easier fiscal policies should reduce the need to rely so heavily upon monetary policy. The IMF notes that the outlook for advanced economies has improved, though tighter financial conditions challenge the prospects for emerging and developing economies.
The potential benefits of Trump policies could be mitigated by longer-term trends in the economy: an aging population, consumers’ reluctance to borrow and subdued productivity growth. Fiscal stimulus would increase demand, but if coupled with aggressive tax cuts could increase the federal budget deficit, raising inflation. Should inflation accelerate above the Fed’s comfort threshold, we could see a faster than expected pace of interest rate increases, dampening growth potential.
Political uncertainty persists in this post-election world; the shift from monetary toward fiscal stimulus, while potentially beneficial, may also increase volatility. Investors should remain vigilant. True to our philosophy, we believe a globally diversified portfolio represents the best way to navigate the changing landscape of 2017. Before taking any action that could impact your long-term potential for investment success, thoroughly discuss with your investment advisor your circumstances and possible responses.
We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective: Year Ended December 31, 2016

In our semi-annual report we described how markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, recovered sharply after intensifying global concerns had driven them down into February. With much turmoil along the way, the Index managed to turn a 0.70% loss in the first half into a 9.00% gain for the whole fiscal year. (The Index returned 7.51% for the year ended December 31, 2016, measured in U.S. dollars.)
The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016 despite sluggish economic progress. It was worse in the rest of the developed world where negative bond yields were increasingly common.
China was an ongoing concern with declining growth, policy missteps and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.
Many indices of risky assets seemed to reach their nadir on February 11. The Index, with no specific catalyst evident, rebounded by nearly 14% to the end of May.
As asset prices recovered, there were still many who doubted that the gains would be sustained. Yet by the end of May, the domestic economy was delivering some more encouraging data. FOMC officials started talking about two to three rate increases in 2016, as the faint growth in U.S. gross domestic product (“GDP”) in late 2015 and early 2016 would soon improve and employment was nearly full.
A surprisingly weak U.S. employment report on June 3 put paid to an interest rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were sure to demand their own referendum. The potential disintegration of the world’s largest trading bloc had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.
Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized GDP growth of just 1.1% concealed real final sales growth of 2.4%. By the end of August, Federal Reserve officials were again warning of two interest rate increases before year end. In the event the FOMC did not act in September after a less strong employment report and listless purchasing managers’ indices, but broadly hinted that they would do so in December.
By the end of October, one notable trend was the increase in government bond yields. There were various reasons. In the U.S., an interest rate hike in December was an increasingly likely prospect, not dimmed by GDP growth for the third quarter of 2016 reported at 2.9% and later revised even higher. In the euro zone, it was feared that the European Central Bank was about to “taper” its bond buying. In the U.K., the weakening pound made government bonds less attractive.
But this and other market trends were thrown into disarray when on November 8 a new U.S. President was unexpectedly elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.
Having stumbled for two months, the Index danced 2.63% higher in November and 2.78% in December. But the music had changed. The platform was seen as reflationary and inflationary in the U.S. The yield curve rose and steepened faster than ever. This and the prospect of lighter regulation benefited banks. The promised infrastructure spending boosted sectors like industrials, energy and materials. However, sectors that had been “bond surrogates” like utilities and consumer staples suffered. The technology sector, on which the net effect was unclear, was little changed.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 2.65% in the fiscal year, while the Bloomberg Barclays U.S. Treasury Bond sub-index added 1.04%. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index advanced 6.11%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 17.13%.
U.S. equities, represented by the S&P 500® index including dividends, rose 11.96% over the twelve months. The strongest sectors were energy and telecommunications, returning 27.36% and 23.49% respectively. Weakest were health care and consumer staples, which returned -2.69% and 5.38%, respectively. S&P 500® companies’ earnings per share recorded a 3.13% year-over-year increase in the third quarter of 2016 after five straight year-over-year declines.
In currencies, the dollar was boosted by developments in November and on a trade-weighted basis reached a 14-year high. The dollar gained 3.21% against the euro and 19.38% on the pound in 2016, although in the latter case it was primarily due to Britain’s vote to leave the EU. The dollar actually lost 2.71% against the yen, but this included a gain after November 8 of more than 11%.
In international markets, the MSCI Japan® Index, in a pattern that inversely reflected the yen, a driver of the value of non-yen export earnings, slipped 0.74% for the year, but rose nearly 15% in the last quarter. The MSCI Europe ex UK® Index added 2.31%, the balance of larger effects: industrials gained over 15% and made the largest contribution, while health care lost 10% and made the largest negative contribution. The MSCI UK® Index surged 19.16%, its big multinational members like HSBC, Shell and Glencore benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
iMoneyNet Government Institutional Index	The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI EAFE® Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.

Voya Balanced Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2016 (as a percentage of net assets)

Common Stock	53.1%
Exchange-Traded Funds	10.8%
Mutual Funds	8.7%
Corporate Bonds/Notes	8.1%
U.S. Treasury Obligations	4.8%
Collateralized Mortgage Obligations	2.7%
Asset-Backed Securities	1.9%
U.S. Government Agency Obligations	1.8%
Commercial Mortgage-Backed Securities	1.7%
Foreign Government Bonds	0.8%
Preferred Stock**	0.0%
Assets in Excess of Other Liabilities*	5.6%
Net Assets	100.0%
* Includes short-term investments.
** Amount is less than 0.05%
Portfolio holdings are subject to change daily.
Voya Balanced Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio is managed by Christopher F. Corapi, Christine Hurtsellers, CFA, and Paul Zemsky, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 7.82% compared to the S&P Target Risk Growth Index, Bloomberg Barclays U.S. Aggregate Bond Index, MSCI EAFE® Index and Russell 3000® Index, which returned 6.94%, 2.65%, 1.00% and 12.74%, respectively, for the same period.
Portfolio Specifics: Overall, tactical asset allocation moves relative to our strategic asset allocation had a negative impact on the Portfolio. The Portfolio started the year with overweight positions in domestic large cap, senior loans and long government bonds. These positions were funded by underweight positions in U.S. mid cap, emerging markets equities, U.S. core fixed income and high yield.
At the beginning of the year, we reduced U.S. mid cap equities, allocating proceeds to U.S. core fixed income. This tactical trade was made to reduce risk given uncertainty around U.S. Federal Reserve Board (“Fed”) policy and global growth. At the start of February, with continual global weakness and policy induced volatility, we further reduced equity exposure by selling U.S. mid cap equities in favor of U.S. core fixed income. In mid-February, we hedged our credit exposure to senior bank loans by selling U.S. large cap and purchasing U.S. core fixed income. Although senior bank loans have performed well despite interest rate expectations ratcheting lower and increasing credit risk, we expect markets will be volatile until a Fed policy path becomes clearer. In mid-March we reversed both short-term positions implemented in February, selling U.S. core fixed income and purchasing U.S. large cap equities. This
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

Voya High Yield Bond Fund - Class P	4.1%
Voya Floating Rate Fund - Class P	3.0%
PowerShares Senior Loan Portfolio	2.0%
SPDR Trust Series 1	2.0%
iShares MSCI Emerging Markets Index Fund	1.9%
Credit Suisse Commodity Return Strategy Fund - Class I	1.6%
iShares Russell 1000 Value Index Fund	1.2%
Apple, Inc.	1.2%
Microsoft Corp.	1.1%
Vanguard Total International Bond ETF	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
trade was made to add risk back into the Portfolio, as we believed recent policy steps from the European Central Bank, Fed and Bank of Japan have ventilated the monetary system, and economic growth numbers have firmed.
At the beginning of the second quarter, given improved U.S. economic data, we added risk back to the Portfolio by covering a portion of the short U.S. mid cap position that was originated in January. At the end of April, we covered the last of the short U.S. mid cap / long core fixed income position initiated in January. These trades were a continuation of re-risking the Portfolio from its defensive posture, reflecting confidence that a trough in the markets, due to earnings weakness, was made in the first quarter. In early-June, we enacted a modest overweight to commodities offset by an underweight to core bonds and international bonds. At the time of the trade, we believed the global oil market would likely move to a balanced state in 2017 as demand continues to rise faster than production. In addition, commodities should benefit from continued global growth and Fed-driven U.S. dollar weakness. In mid-June, we shifted a portion of our U.S. large cap position into U.S. mid cap. This trade reflects our view that U.S. consumer spending will continue to drive U.S. outperformance relative to the global equity markets. Given that U.S. large cap corporations have greater exposure to international markets than do their mid cap counterparts, this trade provides the Portfolio with greater exposure to the U.S. growth story without incurring a meaningful increase in tracking error. In addition, U.S. mid cap offers greater protection from a successful British referendum to secede from the European Union and lower sensitivity to both the shape of the yield curve and energy prices.
As part of our semi-annual strategic asset allocation review process at the end of April, we introduced U.S. small cap equities, U.S real estate, global real estate, short duration and senior debt as a strategic asset class to the Portfolio. In addition, we increased U.S. large cap equity to lower the volatility of our equity exposure, as we enter the eighth year of an

Portfolio Managers’ Report	Voya Balanced Portfolio

economic expansion and some of the more liquidity driven equity market segments (small cap, mid cap, international) could be affected by the early stages of a prolonged Fed hiking cycle. Furthermore, we decreased the allocation to International Bonds; currently low-to-negative real yields portend a poor forward-looking investment return.
At the beginning of the third quarter, the Portfolio purchased U.S. large cap equities with cash, directly reversing the risk-reduction trade implemented in June as a response to the British withdrawal from the European Union. Support for this trade include a strong June payroll report and improved fundamental and technical indicators. Also in July, duration was increased in the Portfolio by purchasing long-term U.S. Treasury Bonds and selling short duration bonds. The pursuit of yield from investors has increased demand for U.S. Treasuries given its positive yielding bond market and high credit rating. We believe the odds of a rate hike are relatively low, but U.S. policy is still expected to tighten versus other major central banks which only increases the value of the U.S. dollar and, subsequently, the demand for its bonds. In August, the Portfolio enacted a modest overweight to emerging markets equities offset by selling high yield. We believe that emerging market equities are making a meaningful turnaround after prolonged underperformance relative to domestic markets since 2011. Increased acceleration of industrial production combined with the easing of financial market conditions are positive indicators for the asset class.
For the fourth quarter, the Portfolio increased its tactical overweight to emerging markets funded by a reduction in duration bonds. At the time of the trade, we believed emerging market equities were making a meaningful turnaround after a prolonged underperformance relative to domestic markets since 2011. Increased acceleration of industrial production combined with the easing of financial market conditions were also supportive for the asset class. In addition, as part of the semi-annual review of the Portfolio’s strategic asset allocation, we introduce long government bonds as a strategic asset class. In November, the Portfolio closed the mid-cap overweight enacted in June after meaningful gains in mid-cap leading into and after the U.S. elections. At the end of the month, the Portfolio removed its overweight to emerging markets equities as headwinds from a rise in dollar strength and the uncertainty of the Trump administration’s stance on trade continued to pressure the asset class.
Overall, investments in underlying funds contributed to performance during the year. Outperformance against their individual benchmarks was led by mid cap, international and fixed income. The main underperformers were large cap growth and large cap value.
During the year, the Portfolio utilized futures to enact tactical positions. Futures were utilized to avoid significant manager disruption and provide the Portfolio with greater liquidity. The impact of derivatives was in line with expectations of the tactical asset allocation positions.
Current Strategy and Outlook: We believe both monetary and fiscal policy are going to be far more active than any time since the post-2009 era. President Donald Trump has promised a meaningful reduction in corporate and personal income tax rates as part of his agenda to reinvigorate the U.S. economy. Additionally, the Fed is now forecasting three interest rate hikes in 2017. Both of these initiatives come while the United States is at or approaching full employment, making each an important issue in its own right for markets to digest this coming year.
We believe that a tightening monetary and loose fiscal policy environment will favor continued U.S. dollar strength, albeit at a more modest pace going forward. In our view, U.S. bond yields are still likely to climb, met with fits and starts, and will be highly dependent upon the strength of U.S. economic progress. Rising bond yields do create a virtuous circle of attracting foreign flows looking for yield, but the key will be the speed of those moves.
Commodity prices have found their legs and appear to be continuing to move higher on a deal from OPEC to cut oil production, while the prospects of better growth around the world should benefit cyclical commodities such as iron ore and copper.
The U.S. consumer has fared very well as a result of an increase in disposable income, solid job prospects and favorable financing rates. Consumer confidence and wage growth will be key indicators for us to monitor going forward.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Balanced Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class I	7.82%	8.31%	4.27%
Class S	7.62%	8.07%	4.02%
S&P Target Risk Growth Index	6.94%	8.02%	4.74%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%
MSCI EAFE® Index	1.00%	6.53%	0.75%
Russell 3000® Index	12.74%	14.67%	7.07%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Global Equity Portfolio

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Financials	18.1%
Information Technology	15.6%
Consumer Discretionary	11.9%
Industrials	10.8%
Health Care	10.0%
Consumer Staples	8.6%
Energy	7.3%
Materials	5.3%
Telecommunication Services	3.3%
Utilities	2.8%
Real Estate	1.9%
Assets in Excess of Other Liabilities*	4.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Global Equity Portfolio (the “Portfolio”) seeks long-term capital growth and current income. The Portfolio is managed by Vincent Costa, CFA, Christopher F. Corapi, Martin Jansen, James Ying, CFA, and Maya Venkatraman, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 5.76% compared to the MSCI All Country World IndexSM (“MSCI ACW Index”), which returned 7.86% for the same period.
Portfolio Specifics: For the period ended December 31, 2016, the Portfolio underperformed the MSCI ACW Index, due to unfavorable security selection. On the sector level, stock selection within the financials and energy sectors detracted the most from relative performance. By contrast, stock selection within the information technology and industrials sectors contributed the most value for the period.
On an individual security level basis, key contributors for the period were Bank of America Corporation and JPMorgan Chase & Co.
Within the financial sector, overweight positions in Bank of America Corporation and JPMorgan Chase & Co. outperformed for the period. Bank stocks surged following President-elect Donald Trump’s victory, reflecting the view that a Trump administration may lead to business-friendly policies, including tax reform and the easing of banking regulations, and resultant investor optimism about a stronger economy and higher interest rates. Banks are viewed as prime beneficiaries of these developments, particularly higher interest rates, and both companies’ shares rose sharply during the period.
Among the key detractors for the period are Gilead Sciences, Inc. and Wells Fargo & Company.
An overweight position in research-based biopharmaceutical company, Gilead Sciences, Inc., detracted from results during
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

Apple, Inc.	3.7%
Microsoft Corp.	3.5%
JPMorgan Chase & Co.	3.2%
Bank of America Corp.	2.8%
Cisco Systems, Inc.	2.5%
Amazon.com, Inc.	2.4%
Dow Chemical Co.	2.2%
Keycorp	2.1%
General Dynamics Corp.	2.0%
Deere & Co.	1.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
the period. Underperformance was driven by hepatitis C virus (“HCV”) revenue misses, competitive pricing pressures, and pipeline disappointments. Furthermore, continued uncertainty regarding pricing and patient volumes for their HCV franchise in 2017 remain a headwind for the company.
Within the financial sector, an overweight position in Wells Fargo & Company underperformed after it was announced that the company reached agreements with the CFPB, the OCC, and the Los Angeles City Attorney’s office totaling $190 million due to its involvement in unauthorized account activity. Given the ongoing investigation, we subsequently sold out of the name. However, not owning Wells Fargo & Company in the post-election rally that benefited bank stocks, including Wells Fargo, that are viewed as a prime beneficiaries of a Trump administration, also negatively impacted relative performance.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Portfolio has sought to provide.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Global Equity Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV and S January 28, 2008	Since Inception of Classes S2 and T March 5, 2015
Class ADV	5.53%	6.91%	1.39%	—
Class I(1)	6.00%	7.28%	1.71%	—
Class S	5.76%	7.19%	1.66%	—
Class S2	5.64%	—	—	-0.99%
Class T	5.41%	—	—	-1.11%
MSCI ACW Index	7.86%	9.36%	3.88%	1.05%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy.
The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class I incepted on March 5, 2015. The Class I shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Government Money Market Portfolio

Investment Type Allocation as of December 31, 2016 (as a percentage of net assets)

U.S. Government Agency Debt	41.6%
U.S. Treasury Debt	21.9%
Investment Companies	9.5%
U.S. Treasury Repurchase Agreement	8.6%
Assets in Excess of Other Liabilities	18.4%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Government Money Market Portfolio (the “Portfolio”) seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of  $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance*: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 0.18% compared to the iMoneyNet Government Institutional Index**, which returned 1.29% for the same period.
Portfolio Specifics: The major economic themes driving the short-term markets during the calendar year ending December 31, 2016, were a modest U.S. economic recovery, a lagging but improving global economy, an improving labor market but with significant slack and underemployment, inflation running below the Federal Open Market Committee’s (“FOMC”) long-term target of 2%, and the FOMC looking to raise short-term interest rates as economic data and market conditions dictated. Despite projecting four rate increases for 2016 at the beginning of the year and later reducing their projection to two rate increases, the FOMC was only able to raise rates once during the year and only then at the end of the year at its December meeting.
Another major event affecting money market mutual funds and the Portfolio was the implementation of new U.S. Securities and Exchange Commission (“SEC”) rules that went into effect in October. The Portfolio announced in December of 2015 that in response to the new SEC rules concerning floating net asset values, redemption gates and exit fees that it would convert to a government money market fund on or before May 1, 2016. That conversion was successfully completed on May 1st.
Preservation of capital, limiting interest rate risk and keeping an excess liquidity cushion were our primary objectives for the Portfolio during the period. Maximizing the yield and the total return of the Portfolio remained a secondary objective in light of the current market conditions and risks and the low
Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

Deutsche Bank Repurchase Agreement dated 12/30/2016, 0.450%, due 1/3/2017, $43,080,154 to be received upon repurchase (Collateralized by $90,709,100, United States Treasury STRIP Coupon, 0.000%, Market Value plus accrued interest $44,370,356 due 2/15/2040	8.6%
United States Treasury Bill, 0.440%, 02/02/17	7.5%
United States Treasury Note, 0.720%, 10/31/17	6.1%
Federal Home Loan Bank Notes, 0.510%, 02/03/17	6.1%
Federal Home Loan Bank Notes, 0.460%, 01/25/17	5.9%
United States Treasury Bill, 0.650%, 06/15/17	5.3%
Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.303%, 01/03/17	4.7%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.454%, 01/03/17	4.4%
Federal Home Loan Bank Discount Notes, 0.520%, 01/27/17	3.6%
United States Treasury Bill, 0.510%, 03/23/17	3.0%
Portfolio holdings are subject to change daily.
absolute level of rates. The Portfolio continues to waive fees in order to maintain a minimum 0.00% net yield as do most of our competitors due to the historically low level of interest rates on money market securities.
During the first quarter of 2016 the Portfolio did not purchase corporate securities with maturities longer than the May conversion date and purchased only longer term U.S. Treasury and agency securities with maturities beyond May in preparation for the conversion of the Portfolio from a prime fund to a government money market fund. This limited the effective yield on those longer term purchases and the Portfolio’s yield and return lagged its prime fund peers prior to the conversion. Following the conversion in May to a government fund, the Portfolio maintained a 20% or greater position in floating rate U.S. Treasury and agency securities that would increase in yield as the FOMC increased rates. In addition, the Portfolio maintained a longer than weighted average maturity (“WAM”) for most of the year as it was our belief that the FOMC would be slow to raise rates. Extending maturities and the floating rate exposure allowed the Portfolio to lock in higher yields for longer which helped the Portfolio to outperform its government peers during the second half of the year. The Portfolio did shorten its WAM in the fourth quarter as we and the short term money markets anticipated a FOMC rate increase. The Portfolio ended the year with a 29 day WAM.
Outlook and Current Strategy: Looking ahead, we believe the U.S. economy has enough momentum to continue expanding, albeit at a relatively modest pace. In our view, there are no current significant drivers to propel the economy meaningfully higher in the near term but could accelerate due to policy changes under the new Trump administration. At the same time, a number of factors, including “Brexit’s” impact on growth in the UK and Europe, increased regulations and uncertainties regarding growth in China, could prove to be headwinds for growth in the U.S. Meanwhile, we believe inflation will remain relatively well contained in the near-term. Against this backdrop, we expect the FOMC to take a measured and slow approach in terms of raising interest rates. The FOMC projected three rate increases in 2017 which we believe will be difficult to achieve unless there is an acceleration in growth and an increase in inflation.
In terms of the Portfolio, we plan on maintaining ample daily and weekly liquidity, while looking for opportunities to extend our weighted average maturity when the market starts to price in higher yields in anticipation of FOMC rate increases. We will otherwise maintain the shorter WAM and look to take advantage of any market dislocations due to temporary supply and demand imbalances for short-term U.S. Treasury and agency securities.

*
Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

**
Effective May 1, 2016, the Portfolio’s benchmark changed from the iMoney Net First Tier Retail Index to the iMoneyNet Government Institutional Index.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Growth and Income Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Information Technology	20.3%
Financials	15.1%
Health Care	13.6%
Consumer Discretionary	11.9%
Industrials	10.4%
Consumer Staples	9.4%
Energy	7.8%
Utilities	3.1%
Materials	3.0%
Telecommunication Services	2.4%
Real Estate	2.2%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Growth and Income Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Vincent Costa, CFA, Christopher F. Corapi, Kristy Finnegan, CFA, and James Dorment, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 9.77% compared to the S&P 500® Index, which returned 11.96% for the same period.
Portfolio Specifics: For the year-to-date period ended December 31, 2016, the Portfolio underperformed the S&P 500® Index, due primarily to unfavorable security selection. On the sector level, stock selection was weakest within the industrials and energy sectors while security selection was strongest within the consumer discretionary and health care sectors. The Portfolio’s allocation to cash, although within typical range, also detracted from relative performance.
On an individual security level basis, Gilead Sciences Inc. and Teva Pharmaceuticals Industries Limited were among the key detractors for the period.
An overweight position in research-based biopharmaceutical company, Gilead Sciences, Inc., detracted from results during the period. Underperformance was driven by hepatitis C virus (“HCV”) revenue misses, competitive pricing pressures, and pipeline disappointments. Furthermore, continued uncertainty regarding pricing and patient volumes for their HCV franchise in 2017 remain a headwind for the company.
Within the health care sector, an out-of-benchmark position in Teva Pharmaceuticals Industries Limited, an Israeli-based developer of branded and generic drugs, underperformed for the reporting period. Shares of Teva were negatively impacted by overpaying for AGN Generics, disappointing third quarter results driven by lower branded and generic sales, concerns on further generic deflation pressures and the disappointing Rimsa acquisition in Mexico. Management also lowered 2016 guidance, albeit largely expected, citing generic launch delays. The company also announced that Generics Head of North America, Siggi Olafson, would be retiring at the end of 1Q17. The news, which took shareholders by surprise, was a big disappointment as Mr. Olafson is well respected in the industry. While investor worries continue to pressure the stock in the short-term, the focus remains on 2017 and the performance of the generics business.
Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

Apple, Inc.	5.3%
Microsoft Corp.	5.0%
Chevron Corp.	3.6%
Cisco Systems, Inc.	3.5%
UnitedHealth Group, Inc.	2.9%
Bank of America Corp.	2.8%
Amazon.com, Inc.	2.8%
Kraft Heinz Co.	2.6%
Wells Fargo & Co.	2.6%
AT&T, Inc.	2.4%
Portfolio holdings are subject to change daily.
Among the main contributors were Comerica Incorporated and Bank of America Corporation.
Within the financial sector, overweight positions in Comerica and Bank of America outperformed for the period. Comerica reported a string of solid quarterly results as energy pressure stabilized and overall credit is strong. Bank of America reported a string of solid quarterly results driven largely by stronger better-than-expected fee revenue, expense and provisions. Furthermore, bank stocks surged following President-elect Donald Trump’s victory, reflecting the view that a Trump administration may lead to business-friendly policies, including tax reform and the easing of banking regulations, and resultant investor optimism about a stronger economy and higher interest rates. Comerica and Bank of America are viewed as prime beneficiaries of these developments, particularly higher interest rates, and both banks’ shares rose sharply during the period.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Portfolio has sought to provide.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Growth and Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	9.25%	12.12%	5.54%	—
Class I	9.77%	12.63%	6.05%	—
Class S	9.45%	12.34%	5.79%	—
Class S2	9.30%	12.18%	—	15.20%
S&P 500® Index	11.96%	14.66%	6.95%	17.76%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2016 (as a percentage of net assets)

Corporate Bonds/Notes	32.1%
U.S. Government Agency Obligations	16.1%
Mutual Funds	14.6%
Collateralized Mortgage Obligations	13.9%
U.S. Treasury Obligations	11.7%
Asset-Backed Securities	10.0%
Commercial Mortgage-Backed Securities	4.1%
Foreign Government Bonds	0.2%
Municipal Bonds**	0.0%
Liabilities in Excess of Other Assets*	(2.7)%
Net Assets	100.0%
* Includes short-term investments.
** Amount is less than 0.05%
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Portfolio (the “Portfolio”) seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 4.33% compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65% for the same period.
Portfolio Specifics: The Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index primarily due to favorable asset allocation and security selection. Duration and yield curve results were not impactful.
The end of the year was highlighted by surprising U.S. election results in November and an unsurprising U.S. Federal Reserve Board (“Fed”) vote to increase interest rates by 25 basis points (0.25%) at its December Federal Open Market Committee meeting. Our view was that we continued to believe U.S. growth would continue in 2016. Our key positioning was to favor domestic based sectors.
Non-agency residential mortgage-backed securities (“RMBS”) was a top contributor to performance driven by our credit risk transfer bonds. Non-agency RMBS fundamentals remained supportive as upside from increased prepayments, lower defaults and stable severities continued to provide uncorrelated sources of returns.
An overweight to investment grade (“IG”) and an underweight to U.S. Treasury bonds also contributed to results as spreads tightened. The Portfolio preferred IG corporates with a liquid bias. By the end of the year, the latest earnings season revealed an improvement in fundamentals as revenue and EBITDA (earnings before interest, taxes, depreciation and amortization) declined at the slowest rate in over a year; excluding commodity sectors, these measures were stable year-over-year. Furthermore, leverage has stabilized in non-commodity sectors. Technical factors remained supportive including continued strong foreign demand.
We maintained our modest overweight allocation to high yield corporates while continuing to focus on higher quality names. Our view was that spreads levels were reasonable with the potential for modest improvement in reported results. High Yield outperformed Treasuries as well as the broader Bloomberg Barclays U.S. Aggregate Bond Index over the period driven by the lower quality credits. Our focus on higher quality bonds still contributed positively to the Portfolio’s outperformance.
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

United States Treasury Inflation Indexed Bonds, 0.125%, 04/15/21	5.6%
Voya Investment Grade Credit Fund - Class P	3.0%
Voya Emerging Markets Hard Currency Debt Fund - Class P	2.9%
Voya Securitized Credit Fund - Class P	2.8%
Voya High Yield Bond Fund - Class P	2.2%
Voya Emerging Markets Corporate Debt Fund - Class P	1.9%
United States Treasury Note, 2.000%, 11/15/26	1.4%
Voya Emerging Markets Local Currency Debt Fund - Class P	1.3%
United States Treasury Bond, 2.250%, 08/15/46	1.3%
United States Treasury Note, 1.750%, 11/30/21	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Our limited amount of emerging market exposure had positive excess returns over the period. Relative value opportunities and the differentiation among countries’ macro evolution were key factors for the year.
Duration of U.S. interest rates was traded around the Bloomberg Barclays U.S. Aggregate Bond Index. We tended to be neutral to slightly shorter duration to protect principal in anticipation of the Fed raising rates.
Swaps, options and futures were used in conjunction with cash bonds for duration and yield curve management. Currency forwards were used for currency management and risk mitigation. These investment decisions in total (derivative instruments and cash securities) were nearly flat to a slight drag to the Portfolio’s relative performance over the reporting period.
Current Strategy and Outlook: We would like to look ahead to what should be another eventful year in 2017. With the Donald Trump administration set to be sworn into office in January, changes are most certainly on the horizon. Looking domestically, we believe the expectations of tax cuts, deregulation and fiscal policy will result in near-term acceleration of economic growth in the United States. We believe this increase in incrementally higher nominal growth will likely lead to improved corporate revenues and earnings, creating a constructive environment for corporate credit and supporting tighter spreads. However, structural issues such as subdued productivity and the consumer’s ongoing aversion to leverage will continue to limit the upside of potential growth. While we expect near-term global inflationary pressures will continue to build, demographics and the persistent savings glut should keep inflation expectations contained over the long term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Intermediate Bond Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	3.92%	3.61%	4.03%	—
Class I	4.33%	4.11%	4.58%	—
Class S	4.16%	3.86%	4.32%	—
Class S2	3.99%	3.70%	—	6.26%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%	4.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Voya Small Company Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Financials	19.0%
Information Technology	18.1%
Industrials	14.2%
Consumer Discretionary	14.0%
Health Care	8.7%
Real Estate	6.5%
Materials	6.2%
Energy	3.7%
Consumer Staples	2.5%
Exchange-Traded Funds	1.9%
Utilities	1.7%
Telecommunication Services	0.6%
Assets in Excess of Other Liabilities*	2.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Portfolio (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 24.49% compared to the Russell 2000® Index, which returned 21.31% for the same period.
Portfolio Specifics: Outperformance for the period was due to strong stock selection and favorable sector allocation. An underweight allocation to the pharmaceutical and biotechnology sector generated the greatest outperformance. Solid stock selection, most notably within the energy and retail sectors also added value during the period. By contrast, an allocation to cash, while within the typical range, was a headwind during the period. Stock selection within the diversified financials and hardware and equipment sectors also detracted from results.
Key detractors from performance were Integer Holdings Corporation and Amplify Snack Brands Inc.
Within the health care equipment and services sectors, an overweight position in Integer Holdings Corporation (formerly Greatbatch, Inc.), detracted value. Despite the company’s long-term growth prospects and anticipated acquisition synergies, shares declined upon weak second quarter of 2016 earnings and significantly lowered guidance.
An overweight position in Amplify Snack Brands Inc., a company that focuses on developing products that appeal to the consumers' growing preference for Better-For-You snacks, generated unfavorable results. Shares declined in response to the company’s disappointing performance due to ineffective promotions and incremental spending to support growth. Furthermore, despite raised guidance for the year, the company reported higher operating expenses with in-line revenues. The company also announced a secondary offering which put additional pressure on the stock during the period.
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

iShares Russell 2000 ETF	1.9%
MB Financial, Inc.	1.2%
Olin Corp.	1.1%
QTS Realty Trust, Inc.	1.1%
Banner Corp.	1.1%
On Assignment, Inc.	1.0%
Investors Bancorp, Inc.	1.0%
Great Western Bancorp, Inc.	1.0%
Radian Group, Inc.	1.0%
Fair Isaac Corp.	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
The main individual contributors to performance were Unit Corporation and CLARCOR Inc.
An overweight position in diversified energy company, Unit Corporation, contributed positively to performance during the period. Given the company’s exploration and production segment, shares responded positively to rising commodity prices following the OPEC agreement and Unit Corporation’s natural gas exposure, which has recently garnered attention. Furthermore, a gradual increase in rig activity indicates that conditions are improving going forward.
An overweight position within the capital goods sector, CLARCOR Inc., generated positive results. Shares outperformed following the announcement that the company would be acquired by Parker-Hannifin Corp. at a premium for $83 per share.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our Portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Portfolio is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Small Company Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008
Class ADV	23.84%	15.16%	—	15.62%
Class I	24.49%	15.73%	8.90%	—
Class R6(1)	24.49%	15.74%	8.90%	—
Class S	24.16%	15.44%	8.63%	—
Russell 2000® Index	21.31%	14.46%	7.07%	15.32%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Small Company Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy.
The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Shareholder Expense Examples (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*
Voya Balanced Portfolio
Class I	$1,000.00	$1,048.50	0.62%	$3.19	$1,000.00	$1,022.02	0.62%	$3.15
Class S	1,000.00	1,048.00	0.87	4.48	1,000.00	1,020.76	0.87	4.42
Voya Global Equity Portfolio
Class ADV	$1,000.00	$1,056.80	1.10%	$5.69	$1,000.00	$1,019.61	1.10%	$5.58
Class I	1,000.00	1,059.80	0.60	3.11	1,000.00	1,022.12	0.60	3.05
Class S	1,000.00	1,058.70	0.85	4.40	1,000.00	1,020.86	0.85	4.32
Class S2	1,000.00	1,058.30	1.00	5.17	1,000.00	1,020.11	1.00	5.08
Class T	1,000.00	1,057.10	1.20	6.21	1,000.00	1,019.10	1.20	6.09
Voya Government Money Market Portfolio
Class I	$1,000.00	$1,001.10	0.34%	$1.71	$1,000.00	$1,023.43	0.34%	$1.73
Class S	1,000.00	1,000.80	0.38	1.91	1,000.00	1,023.23	0.38	1.93
Voya Growth and Income Portfolio
Class ADV	$1,000.00	$1,059.20	1.03%	$5.33	$1,000.00	$1,019.96	1.03%	$5.23
Class I	1,000.00	1,061.70	0.58	3.01	1,000.00	1,022.22	0.58	2.95
Class S	1,000.00	1,060.20	0.83	4.30	1,000.00	1,020.96	0.83	4.22
Class S2	1,000.00	1,059.20	0.98	5.07	1,000.00	1,020.21	0.98	4.98

Shareholder Expense Examples (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*
Voya Intermediate Bond Portfolio
Class ADV	$1,000.00	$987.40	0.98%	$4.90	$1,000.00	$1,020.21	0.98%	$4.98
Class I	1,000.00	989.40	0.48	2.40	1,000.00	1,022.72	0.48	2.44
Class S	1,000.00	988.70	0.73	3.65	1,000.00	1,021.47	0.73	3.71
Class S2	1,000.00	987.10	0.88	4.40	1,000.00	1,020.71	0.88	4.47
Voya Small Company Portfolio
Class ADV	$1,000.00	$1,174.50	1.33%	$7.27	$1,000.00	$1,018.45	1.33%	$6.75
Class I	1,000.00	1,177.20	0.83	4.54	1,000.00	1,020.96	0.83	4.22
Class R6	1,000.00	1,177.10	0.83	4.54	1,000.00	1,020.96	0.83	4.22
Class S	1,000.00	1,176.20	1.08	5.91	1,000.00	1,019.71	1.08	5.48

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors/Trustees
Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, and Voya Intermediate Bond Portfolio
We have audited the accompanying statements of assets and liabilities, including the summary portfolios or portfolios of investments of Voya Balanced Portfolio, a series of Voya Balanced Portfolio, Inc., Voya Global Equity Portfolio (formerly, Voya Global Value Advantage Portfolio), a series of Voya Variable Portfolios, Inc, Voya Government Money Market Portfolio (formerly, Voya Money Market Portfolio), a series of Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, a series of Voya Variable Funds, Voya Intermediate Bond Portfolio, a series of Voya Intermediate Bond Portfolio, and Voya Small Company Portfolio, a series of Voya Variable Portfolios, Inc, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 23, 2017

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio
ASSETS:
Investments in securities at fair value+*	$367,868,443	$667,571,502	$—
Investments in affiliates at fair value**	29,668,194	—	—
Short-term investments at fair value***	27,725,713	28,482,000	—
Total investments at fair value	$425,262,350	$696,053,502	$—
Short-term investments at amortized cost	—	—	411,560,983
Cash	2,264,964	896	1,312
Cash collateral for futures	948,609	969,570	—
Cash pledged for centrally cleared swaps (Note 2)	350,000	—	—
Foreign currencies at value****	245,057	196,466	—
Receivables:
Investment securities sold	7,060,738	—	97,425,121
Fund shares sold	30,414	11,961	22,299
Dividends	355,757	882,858	8,019
Interest	569,482	—	120,182
Foreign tax reclaims	91,064	652,313	—
Unrealized appreciation on forward foreign currency contracts	13,456	—	—
Prepaid expenses	1,821	3,214	2,325
Other assets	46,965	42,736	126,520
Total assets	437,240,677	698,813,516	509,266,761
LIABILITIES:
Payable for investment securities purchased	3,107,550	—	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	1,380,254	—	—
Payable for fund shares redeemed	390,426	370,956	4,281,415
Payable upon receipt of securities loaned	10,854,593	—	—
Unrealized depreciation on forward foreign currency contracts	35,407	—	—
Variation margin payable on centrally cleared swaps	7,904	—	—
Payable for investment management fees	199,334	328,497	132,076
Payable for distribution and shareholder service fees	828	133,615	10
Payable for directors/trustees fees	2,137	3,667	2,663
Payable to directors/trustees under the deferred compensation plan (Note 6)	46,965	42,736	126,520
Other accrued expenses and liabilities	100,840	107,238	66,910
Total liabilities	16,126,238	986,709	4,609,594
NET ASSETS	$421,114,439	$697,826,807	$504,657,167
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$397,994,179	$787,027,263	$504,796,991
Undistributed (distributions in excess of) net investment income	10,643,831	15,188,901	(139,824)
Accumulated net realized loss	(3,797,358)	(145,521,539)	—
Net unrealized appreciation	16,273,787	41,132,182	—
NET ASSETS	$421,114,439	$697,826,807	$504,657,167
+ Including securities loaned at value	$10,611,951	$—	$—
* Cost of investments in securities	$352,258,479	$625,828,688	$—
** Cost of investments in affiliates	$29,317,884	$—	$—
*** Cost of short-term investments	$27,724,475	$28,482,000	$—
**** Cost of foreign currencies	$247,924	$212,624	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016 (continued)

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio
Class ADV
Net assets	n/a	$19,882,929	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	2,179,925	n/a
Net asset value and redemption price per share	n/a	$9.12	n/a
Class I
Net assets	$417,376,160	$150,823,882	$504,574,739
Shares authorized	500,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	27,947,995	16,378,355	504,456,410
Net asset value and redemption price per share	$14.93	$9.21	$1.00
Class S
Net assets	$3,738,279	$485,550,633	$82,428
Shares authorized	500,000,000	300,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	251,817	52,796,659	82,409
Net asset value and redemption price per share	$14.85	$9.20	$1.00
Class S2
Net assets	n/a	$278,310	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	30,688	n/a
Net asset value and redemption price per share	n/a	$9.07	n/a
Class T
Net assets	n/a	$41,291,053	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	4,554,380	n/a
Net asset value and redemption price per share	n/a	$9.07	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$3,424,487,983	$3,873,346,754	$671,430,243
Investments in affiliates at fair value**	—	644,887,199	—
Short-term investments at fair value***	30,844,090	248,570,547	38,454,792
Total investments at fair value	$3,455,332,073	$4,766,804,500	$709,885,035
Cash	348	—	105
Cash collateral for futures	—	11,874,899	—
Cash pledged for centrally cleared swaps (Note 2)	—	5,902,000	—
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	—	477,000	—
Foreign currencies at value****	—	1,004	—
Receivables:
Investment securities sold	—	40,927	2,714,511
Fund shares sold	25,995	946,218	7,849,510
Dividends	5,864,049	904	490,820
Interest	—	22,549,080	—
Foreign tax reclaims	73,971	—	—
Unrealized appreciation on forward foreign currency contracts	—	520,565	—
Prepaid expenses	14,853	20,507	2,156
Other assets	212,785	336,633	37,957
Total assets	3,461,524,074	4,809,474,237	720,980,094
LIABILITIES:
Income distribution payable	—	4,051	—
Payable for investment securities purchased	—	3,550,000	13,169,791
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	174,009,288	—
Payable for fund shares redeemed	4,193,896	6,934,555	1,121,363
Payable upon receipt of securities loaned	2,814,090	221,643,387	14,974,792
Unrealized depreciation on forward foreign currency contracts	—	758,567	—
Variation margin payable on centrally cleared swaps	—	27,364	—
Cash received as collateral for OTC derivatives (Note 2)	—	61,000	—
Payable for investment management fees	1,637,428	1,690,945	464,014
Payable for distribution and shareholder service fees	539,009	752,997	30,602
Payable to custodian due to bank overdraft	—	848,310	—
Payable for directors/trustees fees	17,482	23,722	3,024
Payable to directors/trustees under the deferred compensation plan (Note 6)	212,785	336,633	37,957
Other accrued expenses and liabilities	375,656	459,524	51,278
Total liabilities	9,790,346	411,100,343	29,852,821
NET ASSETS	$3,451,733,728	$4,398,373,894	$691,127,273
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,835,823,190	$4,565,900,865	$494,196,487
Undistributed (distributions in excess of) net investment income	(527,339)	1,650,976	2,134,294
Accumulated net realized gain (loss)	35,256,001	(168,140,417)	72,412,432
Net unrealized appreciation (depreciation)	581,181,876	(1,037,530)	122,384,060
NET ASSETS	$3,451,733,728	$4,398,373,894	$691,127,273
+ Including securities loaned at value	$2,749,680	$217,039,605	$14,550,717
* Cost of investments in securities	$2,843,306,107	$3,857,201,576	$549,046,183
** Cost of investments in affiliates	$—	$673,588,479	$—
*** Cost of short-term investments	$30,844,090	$248,533,582	$38,454,792
**** Cost of foreign currencies	$—	$1,002	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016 (continued)

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
Class ADV
Net assets	$1,064,549,832	$311,447,684	$6,463,271
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	38,695,009	24,856,279	304,857
Net asset value and redemption price per share	$27.51	$12.53	$21.20
Class I
Net assets	$1,778,872,607	$1,174,850,595	$545,124,724
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	63,827,972	92,763,848	24,642,398
Net asset value and redemption price per share	$27.87	$12.66	$22.12
Class R6
Net assets	n/a	n/a	$2,694,265
Shares authorized	n/a	n/a	100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	121,755
Net asset value and redemption price per share	n/a	n/a	$22.13
Class S
Net assets	$607,940,865	$2,887,280,092	$136,845,013
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	22,080,808	229,523,505	6,325,731
Net asset value and redemption price per share	$27.53	$12.58	$21.63
Class S2
Net assets	$370,424	$24,795,523	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$1.000	$1.000	n/a
Shares outstanding	13,582	1,978,524	n/a
Net asset value and redemption price per share	$27.27	$12.53	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2016

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio	Voya Growth and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,178,731	$21,568,590	$75,685	$86,652,647
Interest, net of foreign taxes withheld*	2,865,514	—	2,159,339	6,689
Dividends from affiliated underlying funds	1,419,302	—	—	—
Securities lending income, net	127,828	221,579	—	171,799
Total investment income	11,591,375	21,790,169	2,235,024	86,831,135
EXPENSES:
Investment management fees	2,563,545	4,036,607	1,864,000	20,980,840
Distribution and shareholder service fees:
Class ADV	—	105,701	—	5,429,277
Class S	9,806	1,277,772	602	1,559,951
Class S2	—	1,259	—	1,486
Class T	—	346,524	—	—
Transfer agent fees	576	1,920	750	11,731
Shareholder reporting expense	33,680	98,240	47,107	269,016
Professional fees	17,836	38,043	27,893	112,006
Custody and accounting expense	188,508	167,730	58,890	355,872
Directors/trustees fees	12,818	22,000	15,980	104,894
Miscellaneous expense	23,618	53,561	28,922	165,813
Interest expense	—	390	1,083	2,251
Total expenses	2,850,387	6,149,747	2,045,227	28,993,137
Net waived and reimbursed fees	(192,265)	(69,399)	(245,462)	(2,116,586)
Brokerage commission recapture	(237)	—	—	—
Net expenses	2,657,885	6,080,348	1,799,765	26,876,551
Net investment income	8,933,490	15,709,821	435,259	59,954,584
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	1,752,220	(63,467,796)	396,232	277,562,292
Sale of affiliated underlying funds	(118,966)	—	—	—
Foreign currency related transactions	1,551,283	(169,493)	—	7,771
Futures	1,649,093	2,446,133	—	(591,216)
Swaps	(356,522)	—	—	—
Written options	688,145	—	—	—
Net realized gain (loss)	5,165,253	(61,191,156)	396,232	276,978,847
Net change in unrealized appreciation (depreciation) on:
Investments	16,130,303	84,765,806	—	(23,030,191)
Affiliated underlying funds	1,391,691	—	—	—
Foreign currency related transactions	(29,550)	5,982	—	—
Futures	99,546	(593,044)	—	—
Swaps	340,650	—	—	—
Net change in unrealized appreciation (depreciation)	17,932,640	84,178,744	—	(23,030,191)
Net realized and unrealized gain	23,097,893	22,987,588	396,232	253,948,656
Increase in net assets resulting from operations	$32,031,383	$38,697,409	$831,491	$313,903,240
* Foreign taxes withheld	$181,792	$1,539,503	$1,575	$615,204
^ Foreign taxes on sale of Indian investments	$—	$1,649	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2016

	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
INVESTMENT INCOME:
Dividends	$51,769	$7,285,634
Interest	138,220,013	—
Dividends from affiliated underlying funds	30,424,782	—
Securities lending income, net	810,895	257,974
Total investment income	169,507,459	7,543,608
EXPENSES:
Investment management fees	23,572,949	5,141,807
Distribution and shareholder service fees:
Class ADV	1,611,210	28,124
Class S	7,882,209	275,617
Class S2	119,173	—
Transfer agent fees	9,541	1,056
Shareholder reporting expense	324,017	43,920
Registration fees	9,463	30
Professional fees	188,011	19,032
Custody and accounting expense	625,792	73,200
Directors/trustees fees	142,331	18,148
Miscellaneous expense	248,754	30,571
Interest expense	9,828	—
Total expenses	34,743,278	5,631,505
Net waived and reimbursed fees	(2,144,295)	(272,212)
Net expenses	32,598,983	5,359,293
Net investment income	136,908,476	2,184,315
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	29,750,445	76,641,987
Sale of affiliated underlying funds	(979,762)	—
Foreign currency related transactions	(1,703,361)	—
Futures	13,963,416	—
Swaps	(32,321,257)	—
Written options	2,642,029	—
Net realized gain	11,351,510	76,641,987
Net change in unrealized appreciation (depreciation) on:
Investments	17,434,985	56,886,577
Affiliated underlying funds	22,817,586	—
Foreign currency related transactions	(239,426)	—
Futures	(1,530,268)	—
Swaps	15,848,202	—
Net change in unrealized appreciation (depreciation)	54,331,079	56,886,577
Net realized and unrealized gain	65,682,589	133,528,564
Increase in net assets resulting from operations	$202,591,065	$135,712,879

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Portfolio		Voya Global Equity Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$8,933,490	$9,287,956	$15,709,821	$17,030,608
Net realized gain (loss)	5,165,253	19,555,545	(61,191,156)	(13,983,788)
Net change in unrealized appreciation (depreciation)	17,932,640	(37,094,852)	84,178,744	(45,718,304)
Increase (decrease) in net assets resulting from operations	32,031,383	(8,251,351)	38,697,409	(42,671,484)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(502,893)	—
Class I	(7,616,888)	(9,483,192)	(4,372,370)	(1,130,563)
Class S	(59,518)	(77,986)	(13,379,827)	(2,463,069)
Class S2	—	—	(7,294)	(1,762)
Class T	—	—	(1,095,449)	(416,187)
Total distributions	(7,676,406)	(9,561,178)	(19,357,833)	(4,011,581)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,145,922	3,063,612	10,178,134	128,410,776
Proceeds from shares issued in merger (Note 13)	—	—	—	817,995,808
Reinvestment of distributions	7,676,406	9,561,178	19,357,833	4,011,581
	11,822,328	12,624,790	29,535,967	950,418,165
Cost of shares redeemed	(58,032,822)	(63,852,104)	(153,481,413)	(271,062,713)
Net increase (decrease) in net assets resulting from capital share transactions	(46,210,494)	(51,227,314)	(123,945,446)	679,355,452
Net increase (decrease) in net assets	(21,855,517)	(69,039,843)	(104,605,870)	632,672,387
NET ASSETS:
Beginning of year or period	442,969,956	512,009,799	802,432,677	169,760,290
End of year or period	$421,114,439	$442,969,956	$697,826,807	$802,432,677
Undistributed net investment income at end of year or period	$10,643,831	$7,368,281	$15,188,901	$19,417,497

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Money Market Portfolio		Voya Growth and Income Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$435,259	$1,751	$59,954,584	$69,604,940
Net realized gain	396,232	105,348	276,978,847	330,030,006
Net change in unrealized appreciation (depreciation)	—	—	(23,030,191)	(454,505,895)
Increase (decrease) in net assets resulting from operations	831,491	107,099	313,903,240	(54,870,949)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(15,538,862)	(18,114,051)
Class I	(435,258)	(1,751)	(33,639,786)	(38,458,104)
Class S	(3)	—	(10,073,694)	(11,901,355)
Class S2	—	—	(5,727)	(6,176)
Net realized gains:
Class ADV	—	—	(87,992,818)	(56,976,573)
Class I	(499,979)	(67,210)	(143,952,943)	(92,161,552)
Class S	(269)	(13)	(50,215,275)	(32,932,122)
Class S2	—	—	(29,465)	(17,319)
Total distributions	(935,509)	(68,974)	(341,448,570)	(250,567,252)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	139,247,510	85,417,851	10,580,286	23,163,960
Reinvestment of distributions	935,509	68,974	341,207,784	250,385,786
	140,183,019	85,486,825	351,788,070	273,549,746
Cost of shares redeemed	(176,638,756)	(161,158,873)	(552,686,429)	(571,660,467)
Net decrease in net assets resulting from capital share transactions	(36,455,737)	(75,672,048)	(200,898,359)	(298,110,721)
Net decrease in net assets	(36,559,755)	(75,633,923)	(228,443,689)	(603,548,922)
NET ASSETS:
Beginning of year or period	541,216,922	616,850,845	3,680,177,417	4,283,726,339
End of year or period	$504,657,167	$541,216,922	$3,451,733,728	$3,680,177,417
Distributions in excess of net investment income at end of year or period	$(139,824)	$(139,822)	$(527,339)	$(515,229)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Portfolio		Voya Small Company Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$136,908,476	$139,281,316	$2,184,315	$2,414,807
Net realized gain (loss)	11,351,510	(4,052,642)	76,641,987	58,475,510
Net change in unrealized appreciation (depreciation)	54,331,079	(117,840,672)	56,886,577	(66,215,338)
Increase (decrease) in net assets resulting from operations	202,591,065	17,388,002	135,712,879	(5,325,021)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(8,936,348)	(9,986,767)	—	—
Class I	(38,142,968)	(43,838,685)	(2,207,939)	(2,508,306)
Class R6	—	—	(13)	—
Class S	(90,171,714)	(105,043,748)	(208,636)	(277,274)
Class S2	(753,431)	(938,671)	—	—
Net realized gains:
Class ADV	—	—	(552,879)	(833,677)
Class I	—	—	(44,683,696)	(72,451,613)
Class R6	—	—	(279)	—
Class S	—	—	(9,976,165)	(16,327,083)
Total distributions	(138,004,461)	(159,807,871)	(57,629,607)	(92,397,953)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	178,176,946	470,317,531	68,917,142	66,263,407
Proceeds from shares issued in merger (Note 13)	—	567,665,007	—	—
Reinvestment of distributions	137,993,921	159,799,747	57,629,316	92,397,953
	316,170,867	1,197,782,285	126,546,458	158,661,360
Cost of shares redeemed	(749,350,826)	(921,955,938)	(117,584,204)	(98,689,613)
Net increase (decrease) in net assets resulting from capital share transactions	(433,179,959)	275,826,347	8,962,254	59,971,747
Net increase (decrease) in net assets	(368,593,355)	133,406,478	87,045,526	(37,751,227)
NET ASSETS:
Beginning of year or period	4,766,967,249	4,633,560,771	604,081,747	641,832,974
End of year or period	$4,398,373,894	$4,766,967,249	$691,127,273	$604,081,747
Undistributed net investment income at end of year or period	$1,650,976	$455,801	$2,134,294	$2,366,567

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Balanced Portfolio
Class I
12-31-16	14.10	0.30•	0.78	1.08	0.25	—	—	0.25	—	14.93	7.82	0.67	0.62	0.62	2.09	417,376	184
12-31-15	14.64	0.28•	(0.54)	(0.26)	0.28	—	—	0.28	—	14.10	(1.86)	0.67	0.62	0.62	1.90	438,912	193
12-31-14	14.01	0.31•	0.55	0.86	0.23	—	—	0.23	—	14.64	6.22	0.63	0.63	0.63	2.18	507,213	192
12-31-13	12.27	0.28•	1.74	2.02	0.28	—	—	0.28	—	14.01	16.71	0.64	0.64	0.64	2.13	538,114	210
12-31-12	11.13	0.30•	1.20	1.50	0.36	—	—	0.36	—	12.27	13.64	0.64	0.64	0.64	2.57	520,249	234
Class S
12-31-16	14.01	0.26•	0.79	1.05	0.21	—	—	0.21	—	14.85	7.62	0.92	0.87	0.87	1.84	3,738	184
12-31-15	14.55	0.24•	(0.54)	(0.30)	0.24	—	—	0.24	—	14.01	(2.14)	0.92	0.87	0.87	1.65	4,058	193
12-31-14	13.92	0.28•	0.55	0.83	0.20	—	—	0.20	—	14.55	5.99	0.88	0.88	0.88	1.94	4,797	192
12-31-13	12.20	0.24•	1.73	1.97	0.25	—	—	0.25	—	13.92	16.33	0.89	0.89	0.89	1.88	5,829	210
12-31-12	11.05	0.27•	1.21	1.48	0.33	—	—	0.33	—	12.20	13.49	0.89	0.89	0.89	2.32	5,567	234
Voya Global Equity Portfolio
Class ADV
12-31-16	8.85	0.16•	0.31	0.47	0.20	—	—	0.20	—	9.12	5.53	1.10	1.10	1.10	1.87	19,883	101
12-31-15	9.11	0.21•	(0.47)	(0.26)	—	—	—	—	—	8.85	(2.85)(a)	1.11	1.11	1.11	2.26	23,880	83
12-31-14	8.94	0.19	0.22	0.41	0.24	—	—	0.24	—	9.11	4.65	1.12	1.12	1.12	2.03	1,279	88
12-31-13	8.15	0.23•	0.85	1.08	0.29	—	—	0.29	—	8.94	13.46	1.27	1.28	1.28	2.70	1,312	122
12-31-12	7.38	0.25•	0.81	1.06	0.29	—	—	0.29	—	8.15	14.74	1.33	1.34	1.34	3.25	1,485	23
Class I
12-31-16	8.94	0.21•	0.31	0.52	0.25	—	—	0.25	—	9.21	6.00	0.60	0.60	0.60	2.36	150,824	101
03-05-15(5) - 12-31-15	9.63	0.22•	(0.85)	(0.63)	0.06	—	—	0.06	—	8.94	(6.64)(a)	0.61	0.61	0.61	2.78	165,749	83
Class S
12-31-16	8.93	0.19•	0.31	0.50	0.23	—	—	0.23	—	9.20	5.76	0.85	0.85	0.85	2.11	485,551	101
12-31-15	9.20	0.22•	(0.44)	(0.22)	0.05	—	—	0.05	—	8.93	(2.47)(a)	0.86	0.86	0.86	2.38	558,519	83
12-31-14	9.03	0.21•	0.22	0.43	0.26	—	—	0.26	—	9.20	4.87	0.87	0.87	0.87	2.28	168,482	88
12-31-13	8.23	0.25•	0.85	1.10	0.30	—	—	0.30	—	9.03	13.63	1.02	1.03	1.03	2.96	179,327	122
12-31-12	7.44	0.27•	0.83	1.10	0.31	—	—	0.31	—	8.23	15.12	1.08	1.09	1.09	3.54	180,208	23
Class S2
12-31-16	8.80	0.18	0.30	0.48	0.21	—	—	0.21	—	9.07	5.64	1.03	1.00	1.00	1.98	278	101
03-05-15(5) - 12-31-15	9.52	0.14•	(0.80)	(0.66)	0.06	—	—	0.06	—	8.80	(7.04)(a)	1.11	1.01	1.01	1.86	288	83
Class T
12-31-16	8.80	0.16•	0.30	0.46	0.19	—	—	0.19	—	9.07	5.41	1.35	1.20	1.20	1.79	41,291	101
03-05-15(5) - 12-31-15	9.52	0.17•	(0.83)	(0.66)	0.06	—	—	0.06	—	8.80	(7.04)(a)	1.36	1.21	1.21	2.21	53,997	83
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Government Money Market Portfolio
Class I
12-31-16	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.18	0.39	0.34	0.34	0.08	504,575	—
12-31-15	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.01	0.38	0.22	0.22	0.00*	541,132	—
12-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.34	0.19	0.19	0.00	616,745	—
12-31-13	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.34	0.23	0.23	0.00	768,521	—
12-31-12	1.00	0.00*	0.00*	0.00*	0.00*	—	—	0.00*	—	1.00	0.03	0.34	0.34	0.34	0.03	975,469	—
Class S
12-31-16	1.00	0.00*	0.00*	0.00	0.00*	0.00*	—	0.00*	—	1.00	0.10	0.64	0.38	0.38	0.00*	82	—
12-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.63	0.22	0.22	0.00	85	—
12-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.59	0.19	0.19	0.00	106	—
12-31-13	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.59	0.23	0.23	0.00	138	—
12-31-12	1.00	(0.00)*	0.00*	0.00*	—	—	—	—	—	1.00	0.00	0.59	0.36	0.36	0.01	134	—
Voya Growth and Income Portfolio
Class ADV
12-31-16	27.81	0.40•	2.10	2.50	0.43	2.37	—	2.80	—	27.51	9.25	1.13	1.03	1.03	1.44	1,064,550	98
12-31-15	30.28	0.44•	(0.96)	(0.52)	0.47	1.48	—	1.95	—	27.81	(1.82)	1.13	1.03	1.03	1.46	1,145,072	53
12-31-14	31.36	0.49•	2.77	3.26	0.52	3.82	—	4.34	—	30.28	10.19	1.08	1.03	1.03	1.49	1,348,687	87
12-31-13	24.31	0.22•	7.09	7.31	0.26	—	—	0.26	—	31.36	30.07	1.09	1.04	1.04	0.80	1,441,995	49
12-31-12	21.39	0.29•	2.97	3.26	0.34	—	—	0.34	—	24.31	15.24	1.09	1.04	1.04	1.23	1,251,577	57
Class I
12-31-16	28.13	0.54•	2.14	2.68	0.57	2.37	—	2.94	—	27.87	9.77	0.63	0.58	0.58	1.89	1,778,873	98
12-31-15	30.63	0.59•	(0.99)	(0.40)	0.62	1.48	—	2.10	—	28.13	(1.42)	0.63	0.58	0.58	1.91	1,872,684	53
12-31-14	31.67	0.64•	2.82	3.46	0.68	3.82	—	4.50	—	30.63	10.72	0.58	0.58	0.58	1.94	2,140,398	87
12-31-13	24.54	0.35•	7.17	7.52	0.39	—	—	0.39	—	31.67	30.66	0.59	0.59	0.59	1.25	2,182,314	49
12-31-12	21.59	0.40•	3.00	3.40	0.45	—	—	0.45	—	24.54	15.78	0.59	0.59	0.59	1.68	1,865,425	57
Class S
12-31-16	27.83	0.46•	2.10	2.56	0.49	2.37	—	2.86	—	27.53	9.45	0.88	0.83	0.83	1.64	607,941	98
12-31-15	30.31	0.51•	(0.97)	(0.46)	0.54	1.48	—	2.02	—	27.83	(1.64)	0.88	0.83	0.83	1.66	662,075	53
12-31-14	31.38	0.56•	2.78	3.34	0.59	3.82	—	4.41	—	30.31	10.44	0.83	0.83	0.83	1.70	794,327	87
12-31-13	24.32	0.28•	7.10	7.38	0.32	—	—	0.32	—	31.38	30.34	0.84	0.84	0.84	1.00	865,453	49
12-31-12	21.40	0.34•	2.97	3.31	0.39	—	—	0.39	—	24.32	15.47	0.84	0.84	0.84	1.42	772,713	57
Class S2
12-31-16	27.60	0.42	2.08	2.50	0.46	2.37	—	2.83	—	27.27	9.30	1.06	0.98	0.98	1.50	370	98
12-31-15	30.11	0.47•	(0.97)	(0.50)	0.53	1.48	—	2.01	—	27.60	(1.78)	1.13	0.98	0.98	1.56	346	53
12-31-14	31.05	0.54•	2.70	3.24	0.36	3.82	—	4.18	—	30.11	10.24	1.08	0.98	0.98	1.68	314	87
12-31-13	24.08	0.22	7.04	7.26	0.29	—	—	0.29	—	31.05	30.17	1.09	0.99	0.99	0.85	1,167	49
12-31-12	21.23	0.35•	2.90	3.25	0.40	—	—	0.40	—	24.08	15.30	1.09	0.99	0.99	1.47	728	57
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Portfolio
Class ADV
12-31-16	12.40	0.33	0.16	0.49	0.36	—	—	0.36	—	12.53	3.92	1.03	0.98	0.98	2.58	311,448	296
12-31-15	12.81	0.34•	(0.34)	0.00*	0.41	—	—	0.41	—	12.40	(0.02)	1.03	0.98	0.98	2.62	319,732	346
12-31-14	12.42	0.38•	0.39	0.77	0.38	—	—	0.38	—	12.81	6.21	0.97	0.97	0.97	2.97	191,895	428
12-31-13	12.88	0.39	(0.47)	(0.08)	0.38	—	—	0.38	—	12.42	(0.62)	0.99	0.99	0.99	3.05	37,058	389
12-31-12	12.34	0.42•	0.67	1.09	0.55	—	—	0.55	—	12.88	8.85	1.00	1.00	1.00	3.25	34,473	425
Class I
12-31-16	12.52	0.40•	0.14	0.54	0.40	—	—	0.40	—	12.66	4.33	0.53	0.48	0.48	3.08	1,174,851	296
12-31-15	12.90	0.41•	(0.33)	0.08	0.46	—	—	0.46	—	12.52	0.60	0.53	0.48	0.48	3.14	1,248,125	346
12-31-14	12.50	0.44	0.39	0.83	0.43	—	—	0.43	—	12.90	6.67	0.47	0.47	0.47	3.46	958,412	428
12-31-13	12.96	0.45	(0.47)	(0.02)	0.44	—	—	0.44	—	12.50	(0.12)	0.49	0.49	0.49	3.57	846,916	389
12-31-12	12.40	0.49•	0.67	1.16	0.60	—	—	0.60	—	12.96	9.39	0.50	0.50	0.50	3.78	1,001,255	425
Class S
12-31-16	12.44	0.36•	0.16	0.52	0.38	—	—	0.38	—	12.58	4.16	0.78	0.73	0.73	2.83	2,887,280	296
12-31-15	12.83	0.37•	(0.34)	0.03	0.42	—	—	0.42	—	12.44	0.26	0.78	0.73	0.73	2.90	3,169,894	346
12-31-14	12.43	0.42•	0.38	0.80	0.40	—	—	0.40	—	12.83	6.48	0.72	0.72	0.72	3.21	3,477,973	428
12-31-13	12.89	0.44	(0.49)	(0.05)	0.41	—	—	0.41	—	12.43	(0.38)	0.74	0.74	0.74	3.31	1,140,317	389
12-31-12	12.34	0.45•	0.67	1.12	0.57	—	—	0.57	—	12.89	9.08	0.75	0.75	0.75	3.52	1,221,680	425
Class S2
12-31-16	12.40	0.34•	0.16	0.50	0.37	—	—	0.37	—	12.53	3.99	0.96	0.88	0.88	2.68	24,796	296
12-31-15	12.79	0.35•	(0.33)	0.02	0.41	—	—	0.41	—	12.40	0.17	1.03	0.88	0.88	2.75	29,217	346
12-31-14	12.43	0.37•	0.40	0.77	0.41	—	—	0.41	—	12.79	6.17	0.97	0.87	0.87	2.87	5,281	428
12-31-13	12.92	0.44	(0.50)	(0.06)	0.43	—	—	0.43	—	12.43	(0.44)	0.99	0.89	0.89	3.45	1,505	389
12-31-12	12.37	0.41	0.69	1.10	0.55	—	—	0.55	—	12.92	8.93	1.00	0.90	0.90	3.37	1,277	425
Voya Small Company Portfolio
Class ADV
12-31-16	18.99	(0.02)	4.13	4.11	—	1.90	—	1.90	—	21.20	23.84	1.38	1.33	1.33	(0.09)	6,463	71
12-31-15	22.49	(0.03)	(0.11)	(0.14)	—	3.36	—	3.36	—	18.99	(1.26)	1.39	1.34	1.34	(0.07)	5,615	45
12-31-14	23.94	(0.03)	1.26	1.23	—	2.68	—	2.68	—	22.49	6.00	1.34	1.34	1.34	(0.18)	5,861	30
12-31-13	19.13	(0.02)	6.64	6.62	0.01	1.80	—	1.81	—	23.94	37.04	1.34	1.34	1.34	(0.13)	7,233	36
12-31-12	17.39	0.01	2.41	2.42	—	0.68	—	0.68	—	19.13	14.01	1.35	1.35	1.35	0.06	6,213	49
Class I
12-31-16	19.73	0.09	4.29	4.38	0.09	1.90	—	1.99	—	22.12	24.49	0.88	0.83	0.83	0.41	545,125	71
12-31-15	23.25	0.09	(0.13)	(0.04)	0.12	3.36	—	3.48	—	19.73	(0.79)	0.89	0.84	0.84	0.43	487,778	45
12-31-14	24.63	0.08	1.31	1.39	0.09	2.68	—	2.77	—	23.25	6.54	0.84	0.84	0.84	0.33	520,298	30
12-31-13	19.63	0.08•	6.84	6.92	0.12	1.80	—	1.92	—	24.63	37.76	0.84	0.84	0.84	0.38	571,880	36
12-31-12	17.82	0.10•	2.47	2.57	0.08	0.68	—	0.76	—	19.63	14.52	0.85	0.85	0.85	0.55	472,254	49
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class R6
12-31-16	19.74	0.10•	4.28	4.38	0.09	1.90	—	1.99	—	22.13	24.49	0.88	0.83	0.83	0.50	2,694	71
11-24-15(5) - 12-31-15	20.56	0.02•	(0.84)	(0.82)	—	—	—	—	—	19.74	(3.99)	0.89	0.84	0.84	0.99	3	45
Class S
12-31-16	19.33	0.03	4.21	4.24	0.04	1.90	—	1.94	—	21.63	24.16	1.13	1.08	1.08	0.16	136,845	71
12-31-15	22.84	0.03	(0.12)	(0.09)	0.06	3.36	—	3.42	—	19.33	(1.02)	1.14	1.09	1.09	0.18	110,685	45
12-31-14	24.24	0.02	1.28	1.30	0.02	2.68	—	2.70	—	22.84	6.26	1.09	1.09	1.09	0.08	115,635	30
12-31-13	19.35	0.03	6.72	6.75	0.06	1.80	—	1.86	—	24.24	37.37	1.09	1.09	1.09	0.12	126,746	36
12-31-12	17.57	0.05•	2.44	2.49	0.03	0.68	—	0.71	—	19.35	14.26	1.10	1.10	1.10	0.28	101,041	49

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, Global Equity’s total return would have been (2.96)%, (6.85)%, (2.69)%, (7.14)% and (7.25)% for Classes ADV, I, S, S2 and T, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

Notes to Financial Statements as of December 31, 2016

NOTE 1 — ORGANIZATION
As further detailed below, the Voya Variable Product Funds are series of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio, and Voya Government Money Market Portfolio (collectively, the “Registrants”), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).
Voya Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, Voya Balanced Portfolio (“Balanced”). Voya Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Growth and Income Portfolio (“Growth and Income”). Voya Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has nineteen active separate investment series. The two diversified series of Voya Variable Portfolios, Inc. included in this report are Voya Global Equity Portfolio (“Global Equity”) and Voya Small Company Portfolio (“Small Company”). Voya Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Intermediate Bond Portfolio (“Intermediate Bond”). Voya Government Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Government Money Market Portfolio (“Government Money Market”). Each of the Voya Variable Product Funds is a “Portfolio” and collectively, they are the “Portfolios.” The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class R6, Class S, Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
On July 23, 2014, the SEC adopted amendments to money market fund regulation, which required, among other things, Government Money Market to change the manner in which it values its securities, impose new liquidity fees on redemptions in certain circumstances, and permit the Portfolio to limit redemptions in certain circumstances. These changes could result in reduced yields for money market funds, including Government Money Market. Compliance with the amended money market fund regulation was required in 2016. The SEC or other regulators may adopt additional money market reforms, which may impact the operation or performance of Government Money Market. The Board has not elected to subject the Portfolio to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Portfolio’s weekly liquid assets. On November 19, 2015, based on Management’s recommendation, the Board approved revisions with respect to Government Money Market’s principal investment strategies in order for the Portfolio to meet the definition of a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act. All changes became effective May 1, 2016.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio, (except Government Money Market), is

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors/Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Government Money Market uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of  $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Money Market, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
For the year ended December 31, 2016, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. Certain Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2016, the maximum amount of loss that Balanced and Intermediate Bond would incur if the counterparties to their derivative transactions failed to

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

perform would be $13,456 and $520,565, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts were they to be unwound as of December 31, 2016. At December 31, 2016, certain counterparties pledged $61,000 to Intermediate Bond. There was no collateral pledged to Balanced at December 31, 2016.
Each Portfolio has credit-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2016, Balanced and Intermediate Bond had a liability position of  $35,407 and $758,567, respectively, on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2016, the Portfolios could have been required to pay these amounts in cash to their counterparties. At December 31, 2016 there was no cash collateral posted by either Portfolio for open OTC derivatives.
E. Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended December 31, 2016, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:
	Buy	Sell
Balanced	$32,913,919	$16,068,788
Intermediate Bond	5,138,074	44,125,574
The above Portfolios entered into forward foreign currency contracts to protect their non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2016.
Each Portfolio, with the exception of Government Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2016, Balanced and Intermediate Bond have purchased and sold futures contracts on various bonds and notes. Balanced and Intermediate Bond purchased and sold futures on bonds and notes as part of their duration management. Balanced, Global Equity and Growth and Income entered into equity futures to “equitize”

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

cash. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2016, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$52,888,527	$11,472,835
Global Equity	17,431,343	—
Growth and Income	7,824,118	—
Intermediate Bond	710,772,657	154,669,990
Please refer to the tables following each respective Portfolio of Investments for the above Portfolios’ open futures contracts at December 31, 2016. There were no open futures contracts for Growth and Income at December 31, 2016.
F. Options Contracts. Certain Portfolios may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the
Portfolios’ exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended December 31, 2016, Balanced and Intermediate Bond had purchased credit default swaptions to increase exposure to credit risk. There were no open credit default swaptions at December 31, 2016.
During the year ended December 31, 2016, Balanced had purchased and written foreign currency options to gain exposure to currencies and to generate income. There were no open purchased or written foreign currency options at December 31, 2016.
During the year ended December 31, 2016, Balanced and Intermediate Bond had both purchased and written interest rate swaptions to gain exposure to interest rates and to generate income. There were no open purchased or written interest rate swaptions at December 31, 2016.
Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2016.
G. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Global Equity, and Small Company declare and pay dividends annually. Growth and Income declares and pays dividends semi-annually. Government Money Market and Intermediate Bond declare dividends daily and pay dividends, if any, monthly. Prior to May 1, 2016, Intermediate Bond declared and paid dividends semi-annually. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the
MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table following the Portfolio of Investments for Government Money Market for open repurchase agreements subject to the MRA on a net basis at December 31, 2016.
K. Securities Lending. Each Portfolio (except Government Money Market) may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2016, Intermediate Bond had pledged $477,000 to certain counterparties for open when-issued or delayed-delivery transactions.
N. Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.
O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2016, Balanced had sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market as a whole. Balanced used CDX swaps to gain additional exposure with various sectors of the credit market. Please refer to the tables following the Portfolio of Investments for open credit default swaps to sell protection at December 31, 2016.
For the year ended December 31, 2016, Intermediate Bond had bought and sold credit protection on CDX swaps. Intermediate Bond used CDX swaps to gain additional exposure within various sectors and to hedge the credit risk associated with various sectors within the credit market. Please refer to the tables following the Portfolio of Investments for open credit default swaps to buy protection at December 31, 2016.
For the year ended December 31, 2016, Intermediate Bond had an average notional amount of  $175,000,000 on credit default swaps to buy protection. For the year ended December 31, 2016, Balanced and Intermediate Bond had an average notional amount of  $4,100,000 and $241,170,000, respectively, on credit default swaps to sell protection.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended December 31, 2016, Balanced and Intermediate Bond had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on Long interest rate swaps were $103,596,056 and $578,103,800, respectively.
For the year ended December 31, 2016, Balanced and Intermediate Bond had entered into interest rate swaps in which they pay a fixed interest rate and receive a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on Short interest rate swaps were $117,087,345 and $1,253,959,800, respectively.
Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following each respective Portfolio of Investments for Balanced and Intermediate Bond for open interest rate swaps at December 31, 2016.
At December 31, 2016, Balanced and Intermediate Bond had pledged $350,000 and $5,902,000, respectively, in cash collateral for open centrally cleared interest rate swaps.
Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The unrealized appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price. Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Portfolios.
For the year ended December 31, 2016, Balanced and Intermediate Bond had each entered into one foreign currency volatility swap with a notional amount of $581,600 and $35,354,800, respectively. Each Portfolio entered into foreign currency volatility swaps to take a position on future expectations of volatility. There were no open volatility swaps at December 31, 2016 for either Portfolio.
P. Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2016, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Balanced	$358,057,836	$384,995,564
Global Equity	712,855,844	852,367,469
Growth and Income	3,394,253,512	3,822,629,995
Intermediate Bond	1,566,193,765	1,815,696,878
Small Company	426,010,166	478,807,818

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

U.S. government securities not included above were as follows:
	Purchases	Sales
Balanced	$385,257,557	$388,730,558
Intermediate Bond	12,989,705,840	13,248,046,786
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Portfolio	Fee
Balanced(1)	0.60%
Global Equity	0.56% on the first $500 million;
0.53% on the next $500 million;
0.51% thereafter
Government Money Market(1)	0.35%
Growth and Income(1)(2)	0.600% on the first $5 billion;
0.550% on the next $5 billion;
0.525% thereafter
Intermediate Bond(1)	0.50% on first $4 billion;
0.48% on next $3 billion;
0.46% thereafter
Small Company(1)	0.85%

(1)
The Investment Adviser is contractually obligated to waive a portion of the management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of the Portfolio’s average daily net assets. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)
Prior to January 1, 2016, the management fee was 0.600% on the first $10 billion; 0.550% on next $5 billion; and 0.525% thereafter.

The Investment Adviser has entered into sub-advisory agreements with Voya IM with respect to each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with each Portfolio’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV, Class S, Class S2 and Class T shares of the respective Portfolios are subject to a shareholder services and distribution plan or a distribution plan pursuant to Rule 12b-1 under the 1940 Act (each are a “12b-1 Plan”). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Portfolios’ shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
Under the 12b-1 Plan for Class ADV and Class S2 shares of the respective Portfolios, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares and effective May 1, 2016, the Distributor is paid an annual distribution fee at the rate of 0.15% of the Portfolio’s average daily net assets attributable to its Class S2 shares. Prior to May 1, 2016, the distribution fee on Class S2 shares was 0.25% and the Distributor had contractually agreed to waive a portion of the fee equal to 0.10%, so that the actual fee paid by Class S2 shares of each applicable Portfolio was an annual rate of 0.15%. The Distributor has contractually agreed to waive 0.05% of the distribution fee for Class ADV shares of Growth and Income so that the actual fee paid by Class ADV shares of the Portfolio is an annual rate of 0.20%. Termination or modification of this obligation requires approval by the Board.
Under the 12b-1 Plan for Class S shares of the respective Portfolios, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares. For Government Money Market, the Distributor agreed to waive 0.10% of average daily net assets attributable to distribution fees for Class S shares, so that the actual fee paid by Class S shares of Government Money Market is an annual rate of 0.15%. Termination or modification of this obligation requires approval by the Board.
Under the 12b-1 Plan for Class T shares of Global Equity, the Distributor is paid an annual distribution fee at the rate of 0.50% of Global Equity’s average daily net assets attributable to Class T shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.15% of the average daily net assets attributable to the distribution fee paid by Class T shares of Global Equity, so that the actual fee paid by Class T shares of Global Equity is an annual rate of 0.35%. Termination or modification of this obligation requires approval by the Board.

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Class T shares of Global Equity are subject to a shareholder servicing plan (“Service Plan”). The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Class T and their shareholders including Variable Contract owners or Qualified Plan participants with interests in Global Equity. Under the Service Plan, the Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class T shares.
The Distributor and the Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Money Market in maintaining a yield of not less than zero. There is no guarantee that the Portfolio will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser, as applicable, within three years subject to certain restrictions. For the year ended December 31, 2016, the Distributor waived $252 of Class S specific distribution fees and the Investment Adviser waived $5,312 of management fees for the Portfolio to maintain a yield of not less than zero. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.
As of December 31, 2016, amounts of waived fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	December 31,
	2017	2018	2019	Total
Government Money Market	$1,043,344	$658,101	$5,312	$1,706,757
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2016, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Government Money Market	8.05%
	Intermediate Bond	8.36
	Small Company	7.69
Subsidiary	Portfolio	Percentage
Voya Insurance and Annuity Company	Global Equity	68.95
	Growth and Income	44.64
	Intermediate Bond	61.78
	Small Company	16.16
Voya Retirement Insurance and Annuity Company	Balanced	88.58
	Global Equity	20.39
	Government Money Market	89.66
	Growth and Income	49.04
	Intermediate Bond	25.56
	Small Company	52.45
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors/trustees, as described in the DC Plan, to defer the receipt of all or a portion of the directors’/trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director/trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director/trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’/trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’/trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the following Portfolios whereby the Investment

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Global Equity(1)	1.34%	0.84%	N/A	1.09%	1.24%	1.44%
Growth and Income	1.30%	0.70%	N/A	0.95%	1.10%	N/A
Intermediate Bond	1.05%	0.55%	N/A	0.80%	0.95%	N/A
Small Company	1.45%	0.95%	0.95%	1.20%	N/A	N/A

(1)
Pursuant to a side letter agreement, through May 1, 2017, the Investment Adviser has further lowered the expense limits for Global Equity to 1.11%, 0.61%, 0.86%, 1.01% and 1.21% for Class ADV, Class I, Class S, Class S2 and Class T, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2016, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreements are contractual through May 1, 2017 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 20, 2016, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolios or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2016:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Equity	7	$1,455,286	1.40%
Government Money Market	5	5,704,830	1.39
Growth and Income	11	5,311,273	1.41
Intermediate Bond	41	6,311,427	1.39
NOTE 9 — PURCHASED AND WRITTEN OPTIONS
Transactions in purchased credit default swaptions for Balanced during the year ended December 31, 2016 were as follows:
	USD Notional	Cost
Balance at 12/31/2015	—	$—
Options Purchased	4,250,000	5,313
Options Expired	(4,250,000)	(5,313)
Balance at 12/31/2016	—	$—

Transactions in purchased foreign currency options for Balanced during the year ended December 31, 2016 were as follows:
	USD Notional	Cost
Balance at 12/31/2015	—	$—
Options Purchased	34,256,000	148,981
Options Terminated in Closing Sell Transactions	(15,100,000)	(92,032)
Options Expired	(19,156,000)	(56,949)
Balance at 12/31/2016	—	$—

Transactions in purchased interest rate swaptions for Balanced during the year ended December 31, 2016 were as follows:
	USD Notional	Cost
Balance at 12/31/2015	—	$—
Options Purchased	72,560,000	1,476,899
Options Terminated in Closing Sell Transactions	(59,760,000)	(1,432,764)

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

	USD Notional	Cost
Options Expired	(12,800,000)	(44,135)
Balance at 12/31/2016	—	$—

Transactions in written foreign currency options for Balanced during the year ended December 31, 2016 were as follows:
	USD Notional	Premiums Received
Balance at 12/31/2015	—	$—
Options Written	34,256,000	162,001
Options Terminated in Closing Purchase Transactions	(15,100,000)	(92,032)
Options Expired	(19,156,000)	(69,969)
Balance at 12/31/2016	—	$—

Transactions in written interest rate swaptions for Balanced during the year ended December 31, 2016 were as follows:
	EUR Notional	USD Notional	Premiums Received
Balance at 12/31/2015	—	—	$—
Options Written	110,800,000	272,700,000	1,772,541
Options Terminated in Closing Purchase Transactions	(55,400,000)	(259,900,000)	(1,701,072)
Options Expired	(55,400,000)	(12,800,000)	(71,469)
Balance at 12/31/2016	—	—	$—

Transactions in purchased credit default swaptions for Intermediate Bond during the year ended December 31, 2016 were as follows:
	USD Notional	Cost
Balance at 12/31/2015	—	$—
Options Purchased	239,000,000	298,750
Options Expired	(239,000,000)	(298,750)
Balance at 12/31/2016	—	$—

Transactions in purchased interest rate swaptions for Intermediate Bond during the year ended December 31, 2016 were as follows:
	USD Notional	Cost
Balance at 12/31/2015	—	$—
Options Purchased	775,600,000	2,674,345
Options Expired	(775,600,000)	(2,674,345)
Balance at 12/31/2016	—	$—

Transactions in written interest rate swaptions for Intermediate Bond during the year ended December 31, 2016 were as follows:
	USD Notional	Premiums Received
Balance at 12/31/2015	—	$—
Options Written	775,600,000	2,642,029
Options Expired	(775,600,000)	(2,642,029)
Balance at 12/31/2016	—	$—

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class I
12/31/2016	286,591	—	545,232	(4,020,427)	(3,188,604)	4,102,169	—	7,616,888	(57,388,840)	(45,669,783)
12/31/2015	202,625	—	636,456	(4,345,705)	(3,506,624)	2,953,398	—	9,483,192	(63,085,408)	(50,648,818)
Class S
12/31/2016	3,164	—	4,279	(45,300)	(37,857)	43,753	—	59,518	(643,982)	(540,711)
12/31/2015	7,630	—	5,259	(52,988)	(40,099)	110,214	—	77,986	(766,696)	(578,496)
Global Equity
Class ADV
12/31/2016	31,215	—	59,303	(607,916)	(517,398)	275,302	—	502,893	(5,296,385)	(4,518,190)
12/31/2015	2,646,676	702,530	—	(792,289)	2,556,917	24,874,315	6,554,145	—	(7,296,576)	24,131,884
Class I
12/31/2016	315,852	—	512,587	(2,997,376)	(2,168,937)	2,799,817	—	4,372,370	(26,392,658)	(19,220,471)
3/5/2015(1) - 12/31/2015	7,966,142	13,499,724	113,968	(3,032,541)	18,547,293	75,699,383	128,332,301	1,130,563	(28,447,844)	176,714,403
Class S
12/31/2016	223,897	—	1,566,724	(11,562,136)	(9,771,515)	1,959,903	—	13,379,827	(101,783,442)	(86,443,712)
12/31/2015	2,610,281	59,963,891	248,043	(18,562,769)	44,259,446	24,509,289	567,994,045	2,463,069	(174,600,717)	420,365,686
Class S2
12/31/2016	4,795	—	865	(7,731)	(2,071)	41,574	—	7,294	(68,918)	(20,050)
3/5/2015(1) - 12/31/2015	4,490	1,501,436	180	(1,473,347)	32,759	41,593	14,128,522	1,762	(13,863,380)	308,497

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Equity (continued)
Class T
12/31/2016	594,364	—	129,793	(2,307,010)	(1,582,853)	5,101,538	—	1,095,449	(19,940,010)	(13,743,023)
3/5/2015(1) - 12/31/2015	353,809	10,731,841	42,425	(4,990,842)	6,137,233	3,286,196	100,986,795	416,187	(46,854,196)	57,834,982
Government Money Market
Class I
12/31/2016	138,262,357	—	935,238	(175,651,072)	(36,453,477)	138,262,357	—	935,238	(175,651,072)	(36,453,477)
12/31/2015	85,417,420	—	68,961	(161,137,105)	(75,650,724)	85,417,419	—	68,961	(161,137,104)	(75,650,724)
Class S
12/31/2016	985,152	—	272	(987,684)	(2,260)	985,153	—	271	(987,684)	(2,260)
12/31/2015	432	—	13	(21,769)	(21,324)	432	—	13	(21,769)	(21,324)
Growth and Income
Class ADV
12/31/2016	145,340	—	3,776,003	(6,406,343)	(2,485,000)	4,095,762	—	103,531,680	(179,207,392)	(71,579,950)
12/31/2015	324,618	—	2,653,379	(6,332,093)	(3,354,096)	9,477,145	—	75,090,624	(193,620,550)	(109,052,781)
Class I
12/31/2016	131,389	—	6,380,927	(9,248,696)	(2,736,380)	3,639,575	—	177,351,943	(261,073,382)	(80,081,864)
12/31/2015	290,105	—	4,555,997	(8,170,773)	(3,324,671)	8,980,255	—	130,438,190	(250,938,958)	(111,520,513)
Class S
12/31/2016	100,601	—	2,196,506	(4,010,085)	(1,712,978)	2,816,141	—	60,288,969	(112,370,107)	(49,264,997)
12/31/2015	146,571	—	1,583,103	(4,145,273)	(2,415,599)	4,428,772	—	44,833,477	(126,860,972)	(77,598,723)
Class S2
12/31/2016	1,054	—	1,293	(1,301)	1,046	28,808	—	35,192	(35,548)	28,452
12/31/2015	9,093	—	836	(7,833)	2,096	277,788	—	23,495	(239,987)	61,296
Intermediate Bond
Class ADV
12/31/2016	1,532,861	—	699,426	(3,152,561)	(920,274)	19,734,492	—	8,936,129	(40,256,358)	(11,585,737)
12/31/2015	1,033,309	11,624,777	802,976	(2,669,949)	10,791,113	13,340,754	149,184,469	9,986,767	(34,328,099)	138,183,891
Class I
12/31/2016	3,268,901	—	2,949,442	(13,175,262)	(6,956,919)	42,304,595	—	38,134,846	(169,970,055)	(89,530,614)
12/31/2015	23,872,350	12,071,020	3,491,776	(13,997,676)	25,437,470	310,214,545	156,568,603	43,830,561	(181,744,538)	328,869,171
Class S
12/31/2016	8,765,935	—	7,023,181	(41,031,537)	(25,242,421)	110,867,415	—	90,169,539	(528,312,300)	(327,275,346)
12/31/2015	9,216,475	20,259,748	8,416,637	(54,273,223)	(16,380,363)	118,762,167	260,842,115	105,043,748	(700,912,894)	(216,264,864)
Class S2
12/31/2016	410,608	—	58,920	(846,688)	(377,160)	5,270,444	—	753,407	(10,812,113)	(4,788,262)
12/31/2015	2,168,538	83,377	75,471	(384,423)	1,942,963	28,000,065	1,069,820	938,671	(4,970,407)	25,038,149
Small Company
Class ADV
12/31/2016	55,117	—	31,848	(77,808)	9,157	1,058,284	—	552,879	(1,440,693)	170,470
12/31/2015	42,791	—	42,062	(49,749)	35,104	879,068	—	833,677	(1,057,372)	655,373
Class I
12/31/2016	1,980,320	—	2,597,874	(4,653,668)	(75,474)	39,835,416	—	46,891,635	(92,286,094)	(5,559,043)
12/31/2015	2,254,931	—	3,651,238	(3,567,784)	2,338,385	47,197,903	—	74,959,919	(75,492,777)	46,665,045
Class R6
12/31/2016	135,577	—	—	(13,969)	121,608	2,801,884	—	—	(289,726)	2,512,158
11/24/2015(1) - 12/31/2015	147	—	—	—	147	3,000	—	—	—	3,000
Class S
12/31/2016	1,259,380	—	576,063	(1,234,819)	600,624	25,221,558	—	10,184,802	(23,567,691)	11,838,669
12/31/2015	898,027	—	824,447	(1,060,078)	662,396	18,183,436	—	16,604,357	(22,100,391)	12,687,402
Class S2
12/31/2016	—	—	—	—	—	—	—	—	—	—
12/31/2015	—	—	—	(1,782)	(1,782)	—	—	—	(39,073)	(39,073)

(1) Commencement of operations.

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, each Portfolio (except Government Money Market) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following is a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2016:
Balanced
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$52,744	$(52,744)	$—
Citigroup Global Markets Inc.	2,468,646	(2,468,646)	—
Goldman, Sachs & Co.	347,497	(347,497)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
HSBC Securities (USA) Inc.	149,856	(149,856)	—
J.P. Morgan Securities LLC	320,693	(320,693)	—
Nomura Securities International, Inc.	3,104,366	(3,104,366)	—
Scotia Capital (USA) INC	52,654	(52,654)	—
Citadel Clearing LLC	115,424	(115,424)	—
Deutsche Bank Securities Inc.	140,331	(140,331)	—
HSBC Bank PLC	104,925	(104,925)	—
J.P. Morgan Securities LLC	19,350	(19,350)	—
Jefferies LLC	47,704	(47,704)	—
RBC Capital Markets, LLC	38,088	(38,088)	—
RBC Dominion Securities Inc	266,469	(266,469)	—
SG Americas Securities, LLC	85,320	(85,320)	—
Citigroup Global Markets Inc.	1,055,529	(1,055,529)	—
HSBC Securities (USA) Inc.	512,090	(512,090)	—
Raymond James & Associates, Inc.	47,409	(47,409)	—
Barclays Capital Inc.	184,460	(184,460)	—
Goldman, Sachs & Co.	57,735	(57,735)	—
Morgan Stanley & Co. International PLC	22,853	(22,853)	—
Morgan Stanley & Co. LLC	84,882	(84,882)	—
Deutsche Bank Securities Inc.	712,702	(712,702)	—
J.P. Morgan Securities LLC	620,224	(620,224)	—
Total	$10,611,951	$(10,611,951)	$—

(1)
Collateral with a fair value of  $10,854,593 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Growth and Income Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$21,888	$(21,888)	$—
HSBC Bank PLC	2,593,728	(2,593,728)	—
Nomura Securities International, Inc.	120,384	(120,384)	—
SG Americas Securities, LLC	13,680	(13,680)	—
Total	$2,749,680	$(2,749,680)	$—

(1)
Collateral with a fair value of  $2,814,090 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$43,766,576	$(43,766,576)	$—
Citadel Clearing LLC	275,479	(275,479)	—
Citigroup Global Markets Inc.	35,985,079	(35,985,079)	—
Credit Suisse Securities (USA) LLC	313,685	(313,685)	—
Deutsche Bank Securities Inc.	965,724	(965,724)	—
Goldman, Sachs & Co.	2,696,630	(2,696,630)	—
HSBC Securities (USA) Inc.	24,501,170	(24,501,170)	—
J.P. Morgan Securities LLC	7,684,141	(7,684,141)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	42,190,881	(42,190,881)	—
Mizuho Securities USA Inc.	1,717,859	(1,717,859)	—
Nomura Securities International, Inc.	732,039	(732,039)	—
RBS Securities Inc	40,553,053	(40,553,053)	—
SG Americas Securities, LLC	1,267,166	(1,267,166)	—
Societe Generale	14,390,123	(14,390,123)	—
Total	$217,039,605	$(217,039,605)	$—

(1)
Collateral with a fair value of  $221,643,387 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$696,960	$(696,960)	$—
Citigroup Global Markets Inc.	543,754	(543,754)	—
Credit Suisse Securities (USA) LLC	1,725,196	(1,725,196)	—
Deutsche Bank Securities Inc.	231,703	(231,703)	—
Goldman, Sachs & Co.	1,397,775	(1,397,775)	—
HSBC Bank PLC	1,412,000	(1,412,000)	—
J.P. Morgan Securities LLC	682,273	(682,273)	—
Jefferies LLC	3,548	(3,548)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,896,086	(1,896,086)	—
Morgan Stanley & Co. LLC	1,188,557	(1,188,557)	—
Natixis Securities America LLC	28,125	(28,125)	—
Nomura Securities International, Inc.	258,915	(258,915)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
RBC Dominion Securities Inc	1,194,317	(1,194,317)	—
SG Americas Securities, LLC	143,390	(143,390)	—
UBS AG	425,214	(425,214)	—
UBS Securities LLC.	1,469,905	(1,469,905)	—
Wells Fargo Securities LLC	1,252,999	(1,252,999)	—
Total	$14,550,717	$(14,550,717)	$—

(1)
Collateral with a fair value of  $14,974,792 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2016:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Balanced	$—	$2,018,466	$(2,018,466)
Global Equity(1)	(114,056,764)	(580,584)	114,637,348
Growth and Income	(40)	(708,625)	708,665
Intermediate Bond	—	2,291,160	(2,291,160)

(1)
$114,056,764 relates to the expiration of capital loss carryforwards.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2016		Year Ended December 31, 2015
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Balanced	$7,676,406	$—	$9,561,178	$—
Global Equity	19,357,833	—	4,011,581	—
Government Money Market	932,960	2,549	59,269	9,705
Growth and Income	59,258,069	282,190,501	68,479,686	182,087,566
Intermediate Bond	138,004,461	—	159,807,871	—
Small Company	2,562,015	55,067,592	11,222,450	81,175,503
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2016 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Balanced	$10,906,833	$—	$13,409,464	$(1,065,572)	Short-term	2017
Global Equity	15,226,891	—	40,296,705	(16,197,601)	Short-term	2017
				(6,695,973)	Short-term	2018
				(99,752,186)	Short-term	None
				(22,040,302)	Long-term	None
				$(144,686,062)*
Government Money Market	3,218	—	—	—	—	—
Growth and Income	—	49,826,554	566,611,323	—	—	—
Intermediate Bond	1,984,873	—	(1,373,661)	(152,830,543)	Short-term	2017
				(15,005,778)	Long-term	None
				$(167,836,321)*
Small Company	9,976,900	68,538,273	118,986,610	(520,509)*	Short-term	2017

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2016, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year remains subject to examination by these jurisdictions is 2012.

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 13 — REORGANIZATIONS
On March 6, 2015, Global Equity (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities, for each of Voya Global Resources Portfolio (“Acquired 1 Portfolio”) and Voya International Value Portfolio (“Acquired 2 Portfolio”), collectively, “Acquired Portfolios,” which are not included in this report, each an open-end investment company in a tax-free reorganization, in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolios, voting separately, on February 17, 2015. The transaction was intended to enhance the efficiency and reduce the complexity of Voya family of funds by, among other things, eliminating sector funds from the Voya family of funds. Furthermore, the Acquired Portfolios were expected to benefit from a reduction in gross and net expenses as shareholders of the Acquiring Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolios were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2015, are as follows:
Net investment income	$19,127,226
Net realized and unrealized loss on investments	$(71,422,278)
Net decrease in net assets resulting from operations	$(52,295,052)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolios that have been included in the Acquiring Portfolio’s statement of operations since March 6, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Acquired Portfolios	Total Net Assets of Acquired Portfolios (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Unrealized Appreciation/ (Depreciation) (000s)	Portfolios’ Conversion Ratio
Acquired 1 Portfolio	$534,681	$169,240	$154,807	$(12,803)	1.8507
Acquired 2 Portfolio	$111,826	$169,240	$7,894*	$4,632	0.9631

*
Excludes $165,497,341 of capital loss carryforwards that were certain to expire due to limitations under Internal Revenue Code section 382 as a result of the merger.

The net assets of the Acquiring Portfolio after the acquisition were $815,746,881.
On August 14, 2015, Global Equity (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities of VY® DFA World Equity Portfolio (“Acquired Portfolio”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on July 28, 2015. The transaction was intended to enhance the efficiency and reduce the complexity of the Voya family of funds. Furthermore, shareholders of the Acquired Portfolio were expected to benefit from a reduction in gross and net expenses as shareholders of the Acquiring Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2015, are as follows:
Net investment income	$18,044,431
Net realized and unrealized loss on investments	$(56,943,168)
Net decrease in net assets resulting from operations	$(38,898,737)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 14, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Depreciation (000s)	Portfolios’ Conversion Ratio
$171,489	$734,035	$—	$(2,082)	1.0286
The net assets of the Acquiring Portfolio after the acquisition were $905,524,087.
On August 14, 2015, Intermediate Bond (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities of Voya Aggregate Bond Portfolio (“Acquired Portfolio”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 13 — REORGANIZATIONS (continued)

a plan of reorganization approved by the shareholders of the Acquired Portfolio on August 6, 2015. The reorganization could provide the Acquired Portfolio’s shareholders with the potential for improved performance and an immediate benefit through lower gross and net expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2015, are as follows:
Net investment income	$148,621,340
Net realized and unrealized loss on investments	$(127,152,986)
Net increase in net assets resulting from operations	$21,468,354
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 14, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Depreciation (000s)	Portfolios’ Conversion Ratio
$567,665	$4,449,177	$—	$(1,127)	0.8214
The net assets of the Acquiring Portfolio after the acquisition were $5,016,842,393.
NOTE 14 — SUBSEQUENT EVENTS
Subsequent to December 31, 2016, the following Portfolios paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Government Money Market
Class I	NII	$0.0002	February 1, 2017	Daily
Class S	NII	$0.0001	February 1, 2017	Daily
All Classes	STCG	$0.0000*	February 1, 2017	January 30, 2017
Intermediate Bond
Class ADV	NII	$0.0331	February 1, 2017	Daily
Class I	NII	$0.0389	February 1, 2017	Daily
Class S	NII	$0.0360	February 1, 2017	Daily
Class S2	NII	$0.0342	February 1, 2017	Daily

NII -
Net investment income

STCG - Short-term capital gain
*
Amount rounds to $0.0000.

Management Fee Waivers: The Investment Adviser’s obligation to waive a portion of the management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of the Portfolio’s average daily net assets will expire on May 1, 2017 for Balanced, Intermediate Bond and Small Company. The termination of this obligation for these Portfolios was approved by the Board on January 12, 2017.
Expense Limitation Agreement: On January 12, 2017, in conjunction with the above, the Board also approved a new Expense Limitation Agreement for Balanced and revised expense limits for Intermediate Bond and Small Company. Effective May 1, 2017, the expense limits, through May 1, 2018, for the Portfolios are as follows:
Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
Balanced	N/A	0.69%	N/A	0.94%	N/A
Intermediate Bond	1.03%	0.53%	N/A	0.78%	0.93%
Small Company	1.43%	0.93%	0.93%	1.18%	N/A
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 53.1%
		Consumer Discretionary: 6.7%
3,814	@	Amazon.com, Inc.	$2,860,004	0.7
51,710		Coach, Inc.	1,810,884	0.4
28,135		Comcast Corp. – Class A	1,942,722	0.5
38,423	@	Dish Network Corp. - Class A	2,225,844	0.5
22,951		Hasbro, Inc.	1,785,358	0.4
18,034		Home Depot, Inc.	2,417,999	0.6
20,488		McDonald’s Corp.	2,493,799	0.6
478,153		Other Securities(a)	12,587,894	3.0
			28,124,504	6.7
		Consumer Staples: 4.4%
36,572	@	Monster Beverage Corp.	1,621,602	0.4
20,047		PepsiCo, Inc.	2,097,518	0.5
18,623		Philip Morris International, Inc.	1,703,818	0.4
235,500	#	WH Group Ltd.	189,836	0.0
342,568		Other Securities(a)	12,834,570	3.1
			18,447,344	4.4
		Energy: 3.6%
21,786		Chevron Corp.	2,564,212	0.6
17,750		Exxon Mobil Corp.	1,602,115	0.4
27,514		Royal Dutch Shell PLC - Class A	759,488	0.2
26,179		Royal Dutch Shell PLC - Class A ADR	1,423,614	0.4
11,368		Royal Dutch Shell PLC - Class B	326,626	0.1
21,781		Schlumberger Ltd.	1,828,515	0.4
232,414		Other Securities	6,468,778	1.5
			14,973,348	3.6
		Financials: 8.8%
154,464		Bank of America Corp.	3,413,654	0.8
12,196		Chubb Ltd.	1,611,336	0.4
41,820		Hartford Financial Services Group, Inc.	1,992,723	0.5
42,159		JPMorgan Chase & Co.	3,637,900	0.8
117,539		Keycorp	2,147,438	0.5
58,836		Wells Fargo & Co.	3,242,452	0.8
1,167,776		Other Securities(a)	21,084,290	5.0
			37,129,793	8.8
		Health Care: 6.3%
13,833	@	Celgene Corp.	1,601,170	0.4
24,177		Johnson & Johnson	2,785,432	0.6
33,751		Merck & Co., Inc.	1,986,922	0.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
66,036		Pfizer, Inc.	$2,144,849	0.5
16,706		UnitedHealth Group, Inc.	2,673,628	0.6
267,890		Other Securities(a)	15,469,602	3.7
			26,661,603	6.3
		Industrials: 6.4%
10,580		Boeing Co.	1,647,095	0.4
15,335		Deere & Co.	1,580,118	0.4
11,457		General Dynamics Corp.	1,978,166	0.4
742,613		Other Securities(a)	21,775,774	5.2
			26,981,153	6.4
		Information Technology: 9.2%
4,035	@	Alphabet, Inc. - Class A	3,197,536	0.8
455	@	Alphabet, Inc. - Class C	351,178	0.1
44,070		Apple, Inc.	5,104,187	1.2
85,150		Cisco Systems, Inc.	2,573,233	0.6
15,148	@	Facebook, Inc.	1,742,777	0.4
76,861		Microsoft Corp.	4,776,143	1.1
54,408		Oracle Corp.	2,091,988	0.5
22,092		Visa, Inc. - Class A	1,723,618	0.4
377,894		Other Securities(a)	17,085,398	4.1
			38,646,058	9.2
		Materials: 2.6%
51,063		Dow Chemical Co.	2,921,825	0.7
294,305		Other Securities(a)	7,981,113	1.9
			10,902,938	2.6
		Real Estate: 2.2%
779,604		Other Securities	9,360,789	2.2
		Telecommunication Services: 1.0%
55,845		AT&T, Inc.	2,375,088	0.6
169,961		Other Securities	1,666,759	0.4
			4,041,847	1.0
		Utilities: 1.9%
39,814		Exelon Corp.	1,412,999	0.3
16,071		NextEra Energy, Inc.	1,919,841	0.4
281,248		Other Securities	4,894,615	1.2
			8,227,455	1.9
		Total Common Stock (Cost $205,757,909)	223,496,832	53.1
EXCHANGE-TRADED FUNDS: 10.8%
25,061		iShares Barclays 20+ Year Treasury Bond Fund	2,985,517	0.7
235,469		iShares MSCI Emerging Markets Index Fund	8,243,770	1.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: (continued)
46,274		iShares Russell 1000 Value Index Fund	$5,184,076	1.2
361,336		PowerShares Senior Loan Portfolio	8,440,809	2.0
116,023		SPDR Dow Jones International Real Estate	4,186,110	1.0
37,008		SPDR Trust Series 1	8,272,398	2.0
50,936		Vanguard REIT	4,203,748	1.0
77,633		Vanguard Total International Bond ETF	4,214,696	1.0
		Total Exchange-Traded Funds (Cost $47,256,265)	45,731,124	10.8
MUTUAL FUNDS: 8.7%
		Affiliated Investment Companies: 7.1%
1,275,922		Voya Floating Rate Fund - Class P	12,708,187	3.0
2,109,454		Voya High Yield Bond Fund - Class P	16,960,007	4.1
			29,668,194	7.1
		Unaffiliated Investment Companies: 1.6%
1,341,911	@	Credit Suisse Commodity Return Strategy Fund - Class I	6,803,489	1.6
		Total Mutual Funds (Cost $36,621,922)	36,471,683	8.7
PREFERRED STOCK: 0.0%
		Consumer Staples: 0.0%
1,748		Other Securities	208,082	0.0
		Total Preferred Stock (Cost $199,715)	208,082	0.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 8.1%
		Basic Materials: 0.1%
50,000	#	Air Liquide Finance SA, 1.750%, 09/27/21	48,128	0.0
30,000	#	Air Liquide Finance SA, 2.250%, 09/27/23	28,618	0.0
106,000	#	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.400%, 12/01/26	105,791	0.0
67,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	67,600	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Basic Materials (continued)
295,000		Other Securities	$302,283	0.1
			552,420	0.1
		Communications: 0.9%
827,000		AT&T, Inc., 2.300%-5.350%, 03/11/19-03/09/49	814,642	0.2
200,000	#	Millicom International Cellular SA, 4.750%, 05/22/20	203,250	0.1
20,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	20,425	0.0
200,000	#	Telefonica Chile SA, 3.875%, 10/12/22	201,551	0.0
2,441,000		Other Securities	2,466,045	0.6
			3,705,913	0.9
		Consumer, Cyclical: 0.5%
30,000	#	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	30,750	0.0
30,000	#	BMW US Capital LLC, 1.450%, 09/13/19	29,645	0.0
60,000	#	BMW US Capital LLC, 2.250%, 09/15/23	57,491	0.0
35,000	#	Daimler Finance North America LLC, 1.500%, 07/05/19	34,433	0.0
133,000		McDonald’s Corp., 2.100%-4.875%, 12/07/18-12/09/45	138,515	0.0
1,911,000		Other Securities	1,905,862	0.5
			2,196,696	0.5
		Consumer, Non-cyclical: 1.5%
43,000	#	BAT International Finance PLC, 1.850%, 06/15/18	43,022	0.0
60,000	#	BAT International Finance PLC, 3.500%, 06/15/22	61,477	0.0
200,000	#	Danone SA, 2.077%, 11/02/21	194,251	0.1
200,000	#	Imperial Brands Finance PLC, 2.950%, 07/21/20	201,248	0.1
200,000	#	Mondelez International Holdings Netherlands BV, 2.000%, 10/28/21	191,639	0.1
61,000	#	Mylan NV, 3.150%, 06/15/21	59,873	0.0
40,000	#	Mylan NV, 3.750%, 12/15/20	40,396	0.0
64,000	#	Mylan NV, 3.950%, 06/15/26	59,926	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
93,000		Philip Morris International, Inc., 4.250%-5.650%, 05/16/18-11/10/44	$95,836	0.0
55,000	#	Post Holdings, Inc., 5.000%, 08/15/26	52,800	0.0
50,000	#	Valeant Pharmaceuticals International, Inc., 7.000%, 10/01/20	43,344	0.0
100,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	82,250	0.0
67,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	67,615	0.0
5,217,000		Other Securities(a)	5,212,745	1.2
			6,406,422	1.5
		Energy: 1.0%
15,000	#	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/24	14,962	0.0
80,000	#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	83,308	0.0
200,000	#	Reliance Industries Ltd., 5.875%, 02/28/49	198,250	0.1
50,000	#,L	YPF SA, 8.500%, 07/28/25	50,825	0.0
200,000	#,L	YPF SA, 8.875%, 12/19/18	218,050	0.1
3,412,000		Other Securities	3,446,996	0.8
			4,012,391	1.0
		Financial: 2.9%
200,000	#,L	ABN AMRO Bank NV, 4.800%, 04/18/26	204,716	0.1
150,000	#	Athene Global Funding, 2.875%, 10/23/18	149,954	0.0
200,000	#	BPCE SA, 5.700%, 10/22/23	210,765	0.1
65,000	#	Commonwealth Bank of Australia, 1.375%, 09/06/18	64,579	0.0
144,000	#	Commonwealth Bank of Australia, 2.850%, 05/18/26	137,630	0.1
250,000		Credit Suisse/New York NY, 1.750%, 01/29/18	249,514	0.1
209,000		Credit Suisse Group Funding Guernsey Ltd., 2.750%-3.800%, 03/26/20-09/15/22	208,566	0.0
55,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	54,862	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
52,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	$64,276	0.0
100,000	#	HBOS PLC, 6.750%, 05/21/18	105,675	0.0
200,000	#	ING Bank NV, 2.000%, 11/26/18	199,935	0.1
181,000	#	International Lease Finance Corp., 7.125%, 09/01/18	195,480	0.0
731,000		JPMorgan Chase & Co., 1.625%-6.125%, 03/01/18-12/29/49	736,473	0.2
50,000	#	Liberty Mutual Group, Inc., 4.850%, 08/01/44	49,570	0.0
45,000	#	Mizuho Bank Ltd., 2.150%, 10/20/18	45,046	0.0
70,000	#	Principal Life Global Funding II, 2.625%, 11/19/20	69,949	0.0
40,000	#	Santander UK PLC, 5.000%, 11/07/23	40,829	0.0
73,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	72,066	0.0
200,000	#,L	Societe Generale SA, 4.250%, 08/19/26	193,276	0.0
120,000	#,L	Standard Chartered PLC, 4.300%, 02/19/27	114,348	0.0
75,000	#	UBS Group Funding Jersey Ltd., 3.000%, 04/15/21	75,050	0.0
41,000	#	UBS Group Funding Jersey Ltd., 4.125%, 09/24/25	41,811	0.0
210,000	#	UBS Group Funding Jersey Ltd., 4.125%, 04/15/26	214,883	0.1
200,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	202,326	0.1
25,000		Wells Fargo & Co., 3.000%, 10/23/26	23,799	0.0
8,556,000		Other Securities(a)	8,504,845	2.0
			12,230,223	2.9
		Industrial: 0.2%
65,000	#	Novelis Corp., 5.875%, 09/30/26	65,813	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
25,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	$26,109	0.0
707,000		Other Securities	733,539	0.2
			825,461	0.2
		Technology: 0.4%
106,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 3.480%, 06/01/19	108,240	0.0
104,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 4.420%, 06/15/21	107,629	0.0
110,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.450%, 06/15/23	116,717	0.1
102,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.020%, 06/15/26	110,549	0.0
1,262,000		Other Securities	1,273,757	0.3
			1,716,892	0.4
		Utilities: 0.6%
58,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	64,898	0.0
86,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	95,969	0.1
27,000	#	Electricite de France SA, 2.350%, 10/13/20	26,736	0.0
200,000	#	Empresa de Energia de Bogota SA ESP, 6.125%, 11/10/21	206,500	0.1
130,000		Exelon Corp., 2.850%-3.400%, 06/15/20-04/15/26	129,373	0.0
97,000	#	Jersey Central Power & Light Co., 4.300%, 01/15/26	100,469	0.0
46,000	#	New York State Electric & Gas Corp., 3.250%, 12/01/26	45,787	0.0
1,610,000		Other Securities	1,641,971	0.4
			2,311,703	0.6
		Total Corporate Bonds/Notes (Cost $33,917,107)	33,958,121	8.1
COLLATERALIZED MORTGAGE OBLIGATIONS: 2.7%
45,136	#	Angel Oak Mortgage Trust LLC 2015-1 A, 4.500%, 11/25/45	45,510	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
40,000	#	Bellemeade Re Ltd. 2015-1A M2, 5.056%, 07/25/25	$40,276	0.0
340,536		Fannie Mae 2011-99 CZ, 4.500%, 10/25/41	375,567	0.1
100,000		Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 5.006%, 04/25/29	103,410	0.0
40,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.656%, 07/25/24	40,202	0.0
100,000		Fannie Mae Connecticut Avenue Securities 2014-CO3 1M2, 3.756%, 07/25/24	100,372	0.0
100,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 5.656%, 11/25/24	108,704	0.0
60,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 2M2, 5.756%, 11/25/24	65,073	0.0
170,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.756%, 05/25/25	177,492	0.1
100,000		Fannie Mae Connecticut Avenue Securities 2015-C03 2M2, 5.756%, 07/25/25	107,496	0.0
65,333		Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 5.056%, 02/25/25	68,773	0.0
179,151		Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/31	198,660	0.1
2,068		Fannie Mae REMIC Trust 2004-W6 1A1, 5.000%, 07/25/34	2,069	0.0
550,465		Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/36	587,431	0.1
550,054		Fannie Mae REMIC Trust 2009-50 HZ, 5.578%, 02/25/49	596,932	0.2
259,909		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/41	276,644	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
381,531	Fannie Mae REMIC Trust 2011-9 AZ, 5.000%, 05/25/40	$416,861	0.1
92,905 ^	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 5.944%, 12/25/36	24,051	0.0
194,027	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/29	222,996	0.1
207,314	Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/32	236,163	0.1
143,977	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/32	161,522	0.1
41,347	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/34	46,173	0.0
107,216	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/35	117,194	0.0
337,565	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/36	378,254	0.1
138,708	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/37	155,398	0.0
117,471 ^	Freddie Mac REMIC Trust 3524 LA, 5.252%, 03/15/33	128,202	0.0
131,688	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/37	146,711	0.0
159,764	Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/37	174,254	0.1
28,080	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/42	30,241	0.0
367,587	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/33	371,716	0.1
446,332	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/44	492,111	0.1
446,332	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/44	484,311	0.1
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN1 M3, 5.256%, 02/25/24	109,195	0.0
180,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN2 M3, 4.356%, 04/25/24	186,684	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 4.756%, 08/25/24	$104,206	0.0
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M3, 5.306%, 10/25/24	267,751	0.1
50,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.506%, 10/25/24	54,323	0.0
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.456%, 04/25/28	108,282	0.0
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ2 M3, 4.006%, 05/25/25	103,554	0.0
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA2 M3, 5.556%, 05/25/28	107,801	0.0
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 6.306%, 07/25/28	111,896	0.0
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.556%, 03/25/29	100,335	0.0
200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 4.606%, 03/25/29	200,313	0.1
117,592	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/39	126,513	0.0
317,685	Ginnie Mae Series 2010- 164 JZ, 4.000%, 12/20/40	334,849	0.1
51,920	Ginnie Mae Series 2011- 169 BC, 7.000%, 05/16/32	60,020	0.0
3,441,457	Other Securities	2,761,976	0.7
	Total Collateralized Mortgage Obligations (Cost $11,169,081)	11,218,467	2.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: 0.8%
175,000	#	Argentine Republic Government International Bond, 6.875%, 04/22/21	$186,812	0.1
100,000	#	Dominican Republic International Bond, 5.500%, 01/27/25	96,926	0.0
10,000	#	Romanian Government International Bond, 4.375%, 08/22/23	10,316	0.0
HUF2,047,697,539		Other Securities(a)	2,963,668	0.7
		Total Foreign Government Bonds (Cost $3,315,080)	3,257,722	0.8
COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.7%
190,000	#	BAMLL Commercial Mortgage Securities Trust 2015-ASHF C, 2.704%, 01/15/28	184,503	0.1
30,000	#	Banc of America Commercial Mortgage Trust 2007-4 B, 5.814%, 02/10/51	29,922	0.0
2,180,000	#,^	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	97,815	0.0
196,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4 G, 6.015%, 06/11/41	212,554	0.0
70,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 E, 5.406%, 11/11/41	72,893	0.0
210,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 F, 5.670%, 11/11/41	218,459	0.1
140,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 F, 5.801%, 02/13/42	142,524	0.0
73,428	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 B, 5.714%, 04/12/38	75,038	0.0
260,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.714%, 04/12/38	244,253	0.1
112,164	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	112,502	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,510,000 ^		CFCRE Commercial Mortgage Trust 2016-C7, 0.801%, 12/10/54	$322,728	0.1
997,806 ^		Citigroup Commercial Mortgage Trust 2016-P4 XA, 2.017%, 07/10/49	133,125	0.0
40,000	#	Citigroup Commercial Mortgage Trust 2014-GC19, 4.901%, 03/10/47	35,068	0.0
100,000	#	Citigroup Commercial Mortgage Trust 2016-GC36, 2.850%, 02/10/49	69,100	0.0
110,000	#	COMM 2004-LB2A H, 6.067%, 03/10/39	116,639	0.0
1,716,202 ^		COMM 2012-CR2 XA, 1.728%, 08/15/45	124,060	0.1
976,541 ^		COMM 2012-CR4 XA, 1.903%, 10/15/45	68,810	0.0
2,380,000	#,^	COMM 2012-CR4 XB, 0.593%, 10/15/45	77,327	0.0
603,890 ^		COMM 2013-LC6 XA, 1.683%, 01/10/46	33,407	0.0
2,005,615 ^		COMM 2014-UBS3 XA, 1.328%, 06/10/47	124,361	0.1
100,000	#	COMM 2015-CR27 D, 3.472%, 10/10/48	76,444	0.0
69,703	#	Commercial Mortgage Trust 2004-GG1 F, 6.361%, 06/10/36	70,014	0.0
66,350	#	Credit Suisse Commercial Mortgage Trust Series 2006-K1A K, 5.415%, 02/25/21	66,321	0.1
5,190	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	5,182	0.0
50,000	#	Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 F, 6.281%, 05/15/36	53,425	0.0
30,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	28,035	0.0
110,000	#	CSAIL 2016-C7 Commercial Mortgage Trust, 4.394%, 11/15/49	78,266	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
100,000	#	DBUBS 2011-LC2A D, 5.543%, 07/10/44	$102,417	0.0
110,000	#	DBUBS Mortgage Trust 2011-LC1A E, 5.685%, 11/10/46	115,275	0.1
21,741,719	#,^	FREMF Mortgage Trust 2012-K709 X2A, 0.200%, 04/25/45	76,470	0.0
100,000	#	GS Mortgage Securities Trust 2010-C2 D, 5.184%, 12/10/43	100,789	0.0
100,000	#	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	81,374	0.0
1,715,002 ^		GS Mortgage Securities Trust 2012-GCJ7 XA, 2.386%, 05/10/45	126,826	0.1
37,000	#	GS Mortgage Securities Trust 2016-GS3, 2.620%, 10/10/49	26,533	0.0
1,949,207 ^		GS Mortgage Securities Trust 2016-GS4, 0.605%, 11/10/49	78,383	0.0
340,000	#	Hudson Yards 2016-10HY Mortgage Trust, 2.835%, 08/10/38	328,679	0.1
40,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.575%, 05/15/41	40,499	0.0
78,261		JP Morgan Chase Commercial Mortgage Securities Corp. 2006-LDP8 B, 5.520%, 05/15/45	78,190	0.0
1,050,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.353%, 12/15/47	18,898	0.0
30,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CBX D, 5.097%, 01/12/37	30,774	0.0
150,000		JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11 AM, 5.753%, 06/15/49	151,590	0.0
196,000		JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP2 A4, 2.822%, 08/15/49	190,603	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
888,061 ^		JPMBB Commercial Mortgage Securities Trust 2013-C12, 0.703%, 07/15/45	$22,389	0.0
957,544 ^		JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 1.194%, 04/15/47	35,603	0.0
1,262,116	#,^	LB-UBS Commercial Mortgage Trust 2004-C1 XST, 1.000%, 01/15/36	20	0.0
100,206	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.652%, 02/15/40	100,273	0.0
583,341	#,^	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.729%, 11/15/38	2,174	0.0
100,000	#	Merrill Lynch Mortgage Trust 2005-MKB2 E, 6.120%, 09/12/42	105,543	0.0
1,144,544 ^		Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19, 1.147%, 12/15/47	63,494	0.0
130,000	#	Morgan Stanley Capital I Trust 2011-C1 C, 5.432%, 09/15/47	142,026	0.1
100,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.432%, 09/15/47	107,031	0.0
100,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.432%, 09/15/47	106,797	0.0
100,000	#	Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/49	92,249	0.0
3,803,481	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.018%, 10/15/45	270,568	0.1
20,000	#	Wells Fargo Commercial Mortgage Trust 2016-C34, 5.030%, 06/15/49	16,100	0.0
986,178 ^		Wells Fargo Commercial Mortgage Trust 2016-C35 XA, 2.011%, 07/15/48	131,727	0.1
1,340,677 ^		Wells Fargo Commercial Mortgage Trust 2016-NXS5 XA, 1.569%, 01/15/59	122,835	0.0
414,056	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.989%, 08/15/45	30,363	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
577,357	#,^	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.380%, 03/15/48	$32,083	0.0
1,369,288		Other Securities	1,333,184	0.3
		Total Commercial Mortgage-Backed Securities (Cost $7,246,220)	7,134,534	1.7
U.S. TREASURY OBLIGATIONS: 4.8%
		Treasury Inflation Indexed Protected Securities: 0.9%
3,976,668		0.125%, due 04/15/21	4,001,729	0.9
		U.S. Treasury Bonds: 1.4%
2,749,000	L	2.000%, due 11/15/26	2,641,039	0.6
3,678,000	L	2.250%, due 08/15/46	3,084,779	0.8
2,000		3.000%, due 11/15/45	1,968	0.0
			5,727,786	1.4
		U.S. Treasury Notes: 2.5%
2,106,000	L	1.000%, due 11/30/18	2,099,067	0.5
3,738,000		1.375%, due 12/15/19	3,727,324	0.9
3,363,000		2.125%, due 11/30/23	3,337,028	0.8
1,311,000	L	0.875%-1.750%, due 05/31/18-02/15/26	1,302,171	0.3
			10,465,590	2.5
		Total U.S. Treasury Obligations (Cost $20,294,732)	$20,195,105	4.8
U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.8%
		Federal Home Loan Mortgage Corporation: 0.6%##
2,317,221	W	2.500%-6.500%, due 05/01/30-11/01/45	2,444,280	0.6
		Federal National Mortgage Association: 0.9%##
3,732,959	W	2.500%-7.500%, due 06/01/29-01/18/47	3,901,204	0.9
		Government National Mortgage Association: 0.3%
1,426,780	W	3.000%-5.277%, due 11/20/40-10/20/60	1,491,324	0.3
		Total U.S. Government Agency Obligations (Cost $7,788,352)	7,836,808	1.8
ASSET-BACKED SECURITIES: 1.9%
		Automobile Asset-Backed Securities: 0.1%
40,000	#	MMCA Auto Owner Trust 2014-A C, 2.260%, 10/15/20	40,211	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
120,000	#	Oscar US Funding Trust 2014-1 A4, 2.550%, 12/15/21	$119,015	0.0
110,000	#	Santander Drive Auto Receivables Trust 2013-A E, 4.710%, 01/15/21	112,827	0.0
30,000	#	SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/21	29,963	0.0
280,000		Other Securities	282,305	0.1
			584,321	0.1
		Home Equity Asset-Backed Securities: 0.0%
200,000		Other Securities	192,244	0.0
		Other Asset-Backed Securities: 1.7%
98,667	#	Ajax Mortgage Loan Trust 2016-C, 4.000%, 10/25/57	99,123	0.0
200,000	#	ALM VII Ltd. 2012-7A A1R, 2.334%, 10/15/28	200,595	0.1
120,000	#	ALM VII R-2 Ltd., 2.887%, 10/15/27	119,988	0.0
250,000	#	ALM VIII Ltd. 2013-8A A1R, 2.343%, 10/15/28	250,569	0.1
197,624	#,^	American Homes 4 Rent 2015-SFR2 XS, 10/17/45	—	—
170,000	#	Apidos CLO XI, 2.324%, 01/17/28	170,268	0.1
100,000	#	Apidos CLO XI, 2.834%, 01/17/28	100,097	0.0
100,000	#	Apidos CLO XIV 2013-14A D, 4.380%, 04/15/25	98,849	0.0
100,000	#	Apidos CLO XVII, 2.733%, 04/17/26	100,000	0.0
130,000	#	Apidos CLO XVII, 3.383%, 04/17/26	130,000	0.1
90,000	#	Apidos Clo XXV 2016-25A A1, 2.203%, 10/20/28	90,014	0.0
6,020	#	AVANT Loans Funding Trust 2015-A A, 4.000%, 08/16/21	6,041	0.0
100,000	#	Blue Hill CLO 2013-1A A, 2.360%, 01/15/26	100,031	0.0
250,000	#	BlueMountain CLO 2012-2 Ltd., 2.304%, 11/20/28	250,414	0.1
100,000	#	BlueMountain CLO 2014-4 Ltd., 3.437%, 11/30/26	99,998	0.0
250,000	#	BlueMountain CLO 2015-1 Ltd., 3.235%, 04/13/27	250,000	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
250,000	#	BlueMountain CLO III Ltd. 2007-3A C, 1.683%, 03/17/21	$248,922	0.0
80,000	#	Burnham Park Clo Ltd. 2016-1A A, 2.318%, 10/20/29	79,998	0.0
70,000	#	Carlyle Global Market Strategies CLO 2012-4 Ltd., 2.330%, 01/20/29	70,197	0.0
220,000	#	Cedar Funding VI CLO Ltd. 2016-6A A1, 2.344%, 10/20/28	220,262	0.1
100,000	#	Cent CLO 22 Ltd., 2.836%, 11/07/26	99,999	0.0
96,297	#	CIFC Funding 2006-2A B2L, 4.931%, 03/01/21	96,294	0.0
200,000	#	CIFC Funding 2006-I2A B1L, 2.531%, 03/01/21	199,633	0.0
250,000	#	CIFC Funding 2014-IV Ltd., 3.647%, 10/17/26	250,000	0.1
250,000	#	CIFC Funding 2016-I Ltd., 2.224%, 10/21/28	249,998	0.1
77,617	#	HERO Funding Trust 2015-2A A, 3.990%, 09/20/40	79,266	0.0
85,528	#	HERO Funding Trust 2015-3A A, 4.280%, 09/20/41	88,308	0.1
250,000	#	LCM XXIII Ltd., 2.506%, 10/20/29	249,998	0.1
250,000	#	LCM XXIII Ltd., 2.901%, 10/20/29	249,997	0.0
50,000	#	Madison Park Funding X Ltd. 2012-10A BR, 2.778%, 01/20/29	49,999	0.0
250,000	#	Madison Park Funding XXIV Ltd., 2.735%, 01/20/28	249,995	0.1
250,000	#	Magnetite CLO Ltd. 2016-18A A, 2.253%, 11/15/28	249,992	0.0
250,000	#	Magnetite VIII Ltd. 2014-8A BR, 2.630%, 04/15/26	249,997	0.1
16,264	#	Marketplace Loan Trust Series 2015-AV1 A, 4.000%, 09/15/21	16,337	0.0
30,925	#	Marketplace Loan Trust Series 2015-AV2 A, 4.000%, 10/15/21	31,118	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
100,000	#	Oaktree EIF II Series B1 Ltd., 2.456%, 02/15/26	$100,024	0.0
250,000	#	OHA Loan Funding 2012-1 Ltd., 2.761%, 01/23/27	249,999	0.0
130,000	#	OHA Loan Funding 2015-1 Ltd., 2.347%, 08/15/29	129,999	0.1
140,000	#	OHA Loan Funding 2015-1 Ltd., 2.737%, 08/15/29	140,000	0.0
300,000	#	Progress Residential 2015-SFR2 E, 4.427%, 06/12/32	293,524	0.1
130,000	#	Shackleton 2016-IX CLO Ltd., 2.364%, 10/20/28	129,996	0.0
100,000	#	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	100,834	0.0
170,000	#	Symphony CLO Ltd. 2012-9A AR, 2.303%, 10/16/28	169,999	0.1
100,000	#	Symphony CLO Ltd. 2016-18A B, 2.746%, 01/23/28	100,000	0.0
130,000	#	Symphony CLO XIV Ltd. 2014 -14A A2, 2.361%, 07/14/26	130,028	0.0
99,750	#	Taco Bell Funding 2016-1A A2I, 3.832%, 05/25/46	100,351	0.0
210,000	#	Wind River CLO Ltd. 2016-2A A, 2.386%, 11/01/28	210,189	0.1
16,450		Other Securities	15,337	0.0
			6,966,577	1.7
		Student Loan: 0.1%
41,308	#	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	41,441	0.0
80,351	#	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/40	79,929	0.0
65,185	#	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/33	65,172	0.0
100,000	#	Sofi Professional Loan Program 2016-E LLC, 4.430%, 10/25/41	98,475	0.1
			285,017	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)

		Total Asset-Backed Securities (Cost $8,009,980)	$8,028,159	1.9
		Total Long-Term Investments (Cost $381,576,363)	397,536,637	94.4
SHORT-TERM INVESTMENTS: 6.6%
		Corporate Bonds/Notes: 0.1%
197,000	#	Barclays Bank PLC, 6.050%, 12/04/17	203,596	0.1
50,000		Becton Dickinson and Co., 1.800%, 12/15/17	50,122	0.0
70,000		Hewlett Packard Enterprise Co., 2.450%, 10/05/17	70,399	0.0
107,000		Intel Corp., 1.350%, 12/15/17	107,169	0.0
83,000		Southwestern Electric Power Co., 5.550%, 01/15/17	83,097	0.0
43,000		Whirlpool Corp., 1.650%, 11/01/17	43,068	0.0
			557,451	0.1
		U.S. Government Agency Obligations: 0.0%
1,139		Fannie Mae, 6.000%, 10/01/17	1,140	0.0
1,372		Fannie Mae, 6.000%, 11/01/17	1,383	0.0
1,265		Fannie Mae, 6.000%, 03/01/17	1,265	0.0
668		Fannie Mae, 6.000%, 04/01/17	669	0.0
2,064		Fannie Mae, 6.000%, 06/01/17	2,074	0.0
414		Fannie Mae, 6.000%, 09/01/17	415	0.0
			6,946	0.0
		Securities Lending Collateralcc: 2.6%
2,578,009		Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,578,153, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%- 4.000%, Market Value plus accrued interest $2,629,719, due 12/31/17-10/20/46)	2,578,009	0.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
2,578,009	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,578,150, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 10.000%, Market Value plus accrued interest $2,629,569, due 01/25/17-10/20/66)	$2,578,009	0.6
2,578,009	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $2,578,156, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $2,629,569, due 03/02/17-02/01/49)	2,578,009	0.6
542,557	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $542,587, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $553,408, due 10/31/18-11/30/22)	542,557	0.2
2,578,009	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,578,150, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.500%, Market Value plus accrued interest $2,629,569, due 01/15/17-08/20/66)	2,578,009	0.6
		10,854,593	2.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Collateralized Mortgage Obligations: 0.0%
21,872	Freddie Mac REMIC Trust 2543 AN, 5.000%, 12/15/17 (Cost $21,842)	$22,161	0.0
	Foreign Government Bonds: 0.0%
49,000	Petroleos de Venezuela SA, 5.250%, 04/12/17 (Cost $47,346)	44,223	0.0
	U.S. Treasury Notes: 0.5%
1,950,000	United States Treasury Note, 0.875%, 11/30/17	1,950,337	0.5
2,000	United States Treasury Note, 1.000%, 12/31/17	2,002	0.0
		1,952,339	0.5
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.4%
14,288,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $14,288,000)	14,288,000	3.4
	Total Short-Term Investments (Cost $27,724,475)	27,725,713	6.6
	Total Investments in Securities (Cost $409,300,838)	$425,262,350	101.0
	Liabilities in Excess of Other Assets	(4,147,911)	(1.0)
	Net Assets	$421,114,439	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

W
Settlement is on a when-issued or delayed-delivery basis.

L
Loaned security, a portion or all of the security is on loan at December 31, 2016.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(a)
This grouping contains securities on loan.

BRL
Brazilian Real

COP
Colombian Peso

HUF
Hungarian Forint

IDR
Indonesian Rupiah

RON
Romanian New Leu

RUB
Russian Ruble

Cost for federal income tax purposes is $412,122,190.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$24,823,965
Gross Unrealized Depreciation	(11,683,805)
Net Unrealized Appreciation	$13,140,160

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$23,180,759	$4,943,745	$—	$28,124,504
Consumer Staples	14,290,238	4,157,106	—	18,447,344
Energy	12,731,449	2,241,899	—	14,973,348
Financials	29,403,371	7,726,422	—	37,129,793
Health Care	22,824,351	3,837,252	—	26,661,603
Industrials	21,991,263	4,989,890	—	26,981,153
Information Technology	36,810,246	1,835,812	—	38,646,058
Materials	7,919,687	2,983,251	—	10,902,938
Real Estate	7,700,871	1,659,918	—	9,360,789
Telecommunication Services	2,375,088	1,666,759	—	4,041,847
Utilities	6,851,348	1,376,107	—	8,227,455
Total Common Stock	186,078,671	37,418,161	—	223,496,832
Exchange-Traded Funds	45,731,124	—	—	45,731,124
Mutual Funds	36,471,683	—	—	36,471,683
Preferred Stock	—	208,082	—	208,082
Corporate Bonds/Notes	—	33,958,121	—	33,958,121
Collateralized Mortgage Obligations	—	11,218,467	—	11,218,467
Short-Term Investments	14,288,000	13,437,713	—	27,725,713
U.S. Treasury Obligations	—	20,195,105	—	20,195,105
U.S. Government Agency Obligations	—	7,836,808	—	7,836,808
Asset-Backed Securities	—	7,778,159	250,000	8,028,159
Commercial Mortgage-Backed Securities	—	7,134,534	—	7,134,534
Foreign Government Bonds	—	3,257,722	—	3,257,722
Total Investments, at fair value	$282,569,478	$142,442,872	$250,000	$425,262,350
Other Financial Instruments+
Centrally Cleared Swaps	—	451,426	—	451,426
Forward Foreign Currency Contracts	—	13,456	—	13,456
Futures	103,461	—	—	103,461
Total Assets	$282,672,939	$142,907,754	$250,000	$425,830,693
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(144,018)	$—	$(144,018)
Forward Foreign Currency Contracts	—	(35,407)	—	(35,407)
Futures	(68,408)	—	—	(68,408)
Total Liabilities	$(68,408)	$(179,425)	$—	$(247,833)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2016	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class P	$—	$13,645,458	$(1,149,211)	$211,940	$12,708,187	$421,305	$10,180	$—
Voya High Yield Bond Fund - Class P	13,431,216	5,281,271	(2,932,231)	1,179,751	16,960,007	997,997	(129,146)	—
	$13,431,216	$18,926,729	$(4,081,442)	$1,391,691	$29,668,194	$1,419,302	$(118,966)	$—

The financial statements for the above mutual fund can be found at www.sec.gov.
At December 31, 2016, the following forward foreign currency contracts were outstanding for Voya Balanced Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Colombian Peso	293,365,799	Sell	02/10/17	$96,725	$96,988	$(263)
Citibank N.A.	Colombian Peso	400,025,083	Sell	02/10/17	133,031	132,249	782
Citibank N.A.	Brazilian Real	796,969	Sell	02/10/17	228,450	242,103	(13,653)
Goldman Sachs International	Romanian New Leu	242,559	Sell	01/27/17	57,847	56,299	1,548
HSBC Bank USA N.A.	Russian Ruble	540,317	Sell	01/27/17	8,675	8,743	(68)
HSBC Bank USA N.A.	Russian Ruble	4,833,058	Sell	01/27/17	77,578	78,206	(628)
HSBC Bank USA N.A.	Russian Ruble	4,820,834	Sell	01/27/17	77,471	78,008	(537)
HSBC Bank USA N.A.	Russian Ruble	5,995,158	Sell	01/27/17	93,744	97,011	(3,267)
HSBC Bank USA N.A.	Russian Ruble	5,948,918	Sell	01/27/17	92,327	96,263	(3,936)
JPMorgan Chase Bank N.A.	Brazilian Real	531,012	Sell	02/10/17	154,117	161,310	(7,193)
JPMorgan Chase Bank N.A.	Russian Ruble	5,949,828	Sell	01/27/17	90,416	96,278	(5,862)
JPMorgan Chase Bank N.A.	Indonesian Rupiah	2,989,985,668	Sell	03/10/17	221,645	219,292	2,353
Morgan Stanley Capital Services LLC	Hungarian Forint	123,361,612	Sell	01/27/17	429,012	420,239	8,773
							$(21,951)

At December 31, 2016, the following futures contracts were outstanding for Voya Balanced Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
CBOE Volatility Index	13	01/18/17	$196,625	$11,505
Russell 2000® Mini Index	122	03/17/17	8,277,090	47,703
S&P 500 E-Mini	52	03/17/17	5,814,120	28,956
U.S. Treasury 10-Year Note	6	03/22/17	745,687	(1,087)
U.S. Treasury 2-Year Note	82	03/31/17	17,768,375	(16,809)
U.S. Treasury 5-Year Note	70	03/31/17	8,236,484	(26,368)
U.S. Treasury Long Bond	3	03/22/17	451,969	(1,033)
U.S. Treasury Ultra Long Bond	17	03/22/17	2,724,250	(23,111)
			$44,214,600	$19,756
Short Contracts
U.S. Treasury Ultra 10-Year Note	(50)	03/22/17	(6,703,125)	15,297
			$(6,703,125)	$15,297

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

At December 31, 2016, the following centrally cleared credit default swaps were outstanding for Voya Balanced Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 27, Version 1	Sell	5.000	Intercontinental Exchange	12/20/21	USD2,400,000	$148,579	$32,659
						$148,579	$32,659

(1)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2016, the following centrally cleared interest rate swaps were outstanding for Voya Balanced Portfolio:
	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.372% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/30	USD612,000	$(8,787)	$(8,787)
Receive a fixed rate equal to 2.510% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/35	USD729,000	(7,296)	(7,296)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.593%	Chicago Mercantile Exchange	10/13/40	USD221,000	472	472
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.619%	Chicago Mercantile Exchange	10/13/45	USD1,071,000	(915)	(915)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.036%	Chicago Mercantile Exchange	10/13/18	USD3,984,000	25,524	25,524
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD7,138,000	(4,825)	(4,825)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.453%	Chicago Mercantile Exchange	10/13/20	USD715,000	9,551	9,551
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.885%	Chicago Mercantile Exchange	12/05/21	USD2,188,000	8,655	8,655
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.830%	Chicago Mercantile Exchange	12/06/21	USD1,730,000	11,373	11,373
Receive a fixed rate equal to 1.785% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/22	USD1,701,000	(25,877)	(25,877)
Receive a fixed rate equal to 2.099% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/25	USD58,000	(897)	(897)
Receive a fixed rate equal to 2.126% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/10/26	USD2,814,000	(72,957)	(72,957)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.618%	Chicago Mercantile Exchange	06/27/26	USD347,000	21,449	21,449
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.621%	Chicago Mercantile Exchange	06/27/26	USD347,000	21,359	21,359
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.646%	Chicago Mercantile Exchange	06/27/26	USD347,000	20,618	20,618
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.625%	Chicago Mercantile Exchange	06/27/26	USD204,000	12,502	12,502
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.621%	Chicago Mercantile Exchange	06/27/26	USD347,000	21,389	21,389
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.902%	Chicago Mercantile Exchange	06/28/26	USD2,814,000	102,875	102,875
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.538%	Chicago Mercantile Exchange	09/22/26	USD77,570	5,539	5,539
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.558%	Chicago Mercantile Exchange	09/22/26	USD517,000	36,037	36,037
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.546%	Chicago Mercantile Exchange	09/22/26	USD103,000	7,290	7,290
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.558%	Chicago Mercantile Exchange	09/22/26	USD517,000	36,014	36,014
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.562%	Chicago Mercantile Exchange	09/22/26	USD587,430	40,732	40,732
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.539%	Chicago Mercantile Exchange	09/22/26	USD524,000	37,388	37,388
Receive a fixed rate equal to 2.312% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/05/26	USD2,188,000	(7,584)	(7,584)
Receive a fixed rate equal to 2.255% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/06/26	USD1,730,000	(14,880)	(14,880)
				$274,749	$274,749

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$13,456
Equity contracts	Net Assets — Unrealized appreciation*	88,164
Interest rate contracts	Net Assets — Unrealized appreciation*	15,297
Credit contracts	Net Assets — Unrealized appreciation**	32,659
Interest rate contracts	Net Assets — Unrealized appreciation**	418,767
Total Asset Derivatives		$568,343
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$35,407
Interest rate contracts	Net Assets — Unrealized depreciation*	68,408
Interest rate contracts	Net Assets — Unrealized depreciation**	144,018
Total Liability Derivatives		$247,833

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(5,313)	$—	$—	$(37,075)	$—	$(42,388)
Equity contracts	—	—	1,067,870	—	—	1,067,870
Foreign exchange contracts	(62,320)	1,079,343	—	(12,452)	118,852	1,123,423
Interest rate contracts	(329,916)	—	581,223	(306,995)	569,293	513,605
Total	$(397,549)	$1,079,343	$1,649,093	$(356,522)	$688,145	$2,662,510

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**	Futures	Swaps	Total
Credit contracts	$—	$—	$48,669	$48,669
Equity contracts	—	106,018	—	106,018
Foreign exchange contracts	(27,054)	—	—	(27,054)
Interest rate contracts	—	(6,472)	291,981	285,509
Total	$(27,054)	$99,546	$340,650	$413,142

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2016:
	Barclays Bank PLC	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Totals
Assets:
Forward foreign currency contracts	$—	$782	$1,548	$—	$2,353	$8,773	$13,456
Total Assets	$—	$782	$1,548	$—	$2,353	$8,773	$13,456

Liabilities:
Forward foreign currency contracts	$263	$13,653	$—	$8,436	$13,055	$—	$35,407
Total Liabilities	$263	$13,653	$—	$8,436	$13,055	$—	$35,407

Net OTC derivative instruments by counterparty, at fair value	$(263)	$(12,871)	$1,548	$(8,436)	$(10,702)	$8,773	(21,951)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(263)	$(12,871)	$1,548	$(8,436)	$(10,702)	$8,773	$(21,951)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.6%
		Consumer Discretionary: 11.9%
22,353	@	Amazon.com, Inc.	$16,761,844	2.4
266,773		Coach, Inc.	9,342,391	1.3
102,716		Hasbro, Inc.	7,990,278	1.1
38,199		LVMH Moet Hennessy Louis Vuitton SE	7,283,490	1.0
95,094		McDonald’s Corp.	11,574,842	1.7
1,069,046		Panasonic Corp.	10,842,434	1.6
126,750		Renault S.A.	11,257,569	1.6
147,693		Starbucks Corp.	8,199,915	1.2
			83,252,763	11.9
		Consumer Staples: 8.6%
239,933		Coca-Cola Co.	9,947,622	1.4
316,372		Diageo PLC	8,209,857	1.2
283,427		Japan Tobacco, Inc.	9,303,106	1.3
121,771		Kraft Heinz Co.	10,633,044	1.5
167,369		Nestle S.A.	11,989,911	1.7
111,903		Philip Morris International, Inc.	10,238,005	1.5
			60,321,545	8.6
		Energy: 7.3%
221,187		Canadian Natural Resources Ltd.	7,051,442	1.0
93,373		Chevron Corp.	10,990,002	1.6
498,206		ENI S.p.A.	8,076,481	1.2
197,510		Plains GP Holdings L.P.	6,849,647	1.0
169,874		Royal Dutch Shell PLC - Class A ADR	9,237,748	1.3
103,279		Schlumberger Ltd.	8,670,272	1.2
			50,875,592	7.3
		Financials: 18.1%
1,636,809		AIA Group Ltd.	9,169,144	1.3
890,206		Bank of America Corp.	19,673,553	2.8
72,141		Chubb Ltd.	9,531,269	1.4
367,869		Danske Bank A/S	11,129,423	1.6
658,977		ING Groep NV	9,277,608	1.3
2,218,166		Insurance Australia Group Ltd.	9,565,483	1.4
253,836		JPMorgan Chase & Co.	21,903,508	3.2
802,472		Keycorp	14,661,163	2.1
161,324		Societe Generale	7,935,040	1.1
95,416		T. Rowe Price Group, Inc.	7,181,008	1.0
359,255		Other Securities	6,094,138	0.9
			126,121,337	18.1
		Health Care: 10.0%
169,372		AstraZeneca PLC	9,249,081	1.3
95,202		Medtronic PLC	6,781,238	1.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
143,535	Merck & Co., Inc.	$8,449,905	1.2
162,301	Novartis AG	11,803,097	1.7
51,658	Roche Holding AG	11,775,574	1.7
54,685	Shire PLC ADR	9,317,230	1.3
78,717	UnitedHealth Group, Inc.	12,597,869	1.8
		69,973,994	10.0
	Industrials: 10.8%
131,715	Deere & Co.	13,571,914	1.9
79,465	General Dynamics Corp.	13,720,427	2.0
482,225	LIXIL Group Corp.	10,929,758	1.6
297,530	Koninklijke Philips NV	9,096,094	1.3
443,515	Mitsubishi Corp.	9,419,662	1.3
89,267	Siemens AG	10,929,884	1.6
638,798	Volvo AB - B Shares	7,436,893	1.1
		75,104,632	10.8
	Information Technology: 15.6%
221,981	Apple, Inc.	25,709,840	3.7
583,593	Cisco Systems, Inc.	17,636,181	2.5
200,227	Intel Corp.	7,262,233	1.0
389,336	Microsoft Corp.	24,193,339	3.5
258,272	Oracle Corp.	9,930,558	1.4
198,031	Qualcomm, Inc.	12,911,621	1.9
387,773	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	11,148,474	1.6
		108,792,246	15.6
	Materials: 5.3%
98,200	BASF SE	9,100,856	1.3
264,647	Dow Chemical Co.	15,143,101	2.2
214,857	Nucor Corp.	12,788,289	1.8
		37,032,246	5.3
	Real Estate: 1.9%
83,546	Crown Castle International Corp.	7,249,286	1.0
2,977	Other Securities	6,035,023	0.9
		13,284,309	1.9
	Telecommunication Services: 3.3%
1,047,469	China Mobile Ltd.	11,043,650	1.6
803,900	Orange SA	12,190,357	1.7
		23,234,007	3.3
	Utilities: 2.8%
76,070	NextEra Energy, Inc.	9,087,322	1.3
1,486,060	Other Securities	10,491,509	1.5
		19,578,831	2.8
	Total Common Stock (Cost $625,828,688)	667,571,502	95.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2016 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.1%
	Mutual Funds: 4.1%
28,482,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $28,482,000)	$28,482,000	4.1
	Total Short-Term Investments (Cost $28,482,000)	28,482,000	4.1
	Total Investments in Securities (Cost $654,310,688)	$696,053,502	99.7
	Assets in Excess of Other Liabilities	1,773,305	0.3
	Net Assets	$697,826,807	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
††
Rate shown is the 7-day yield as of December 31, 2016.

@
Non-income producing security.

ADR
American Depositary Receipt

Cost for federal income tax purposes is $655,705,737.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$60,704,937
Gross Unrealized Depreciation	(20,357,172)
Net Unrealized Appreciation	$40,347,765

Geographic Diversification	Percentage of Net Assets
United States	52.2%
Japan	6.7%
Switzerland	6.5%
France	5.4%
Netherlands	3.9%
United Kingdom	3.8%
Germany	2.9%
Italy	2.0%
Taiwan	1.6%
Denmark	1.6%
Countries between 0.7%-1.6%^	9.0%
Assets in Excess of Other Liabilities*	4.4%
Net Assets	100.0%

^
Includes 8 countries, which each represents 0.7%-1.6% of net assets.

*
Includes short-term investments.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$53,869,270	$29,383,493	$—	$83,252,763
Consumer Staples	30,818,671	29,502,874	—	60,321,545
Energy	42,799,111	8,076,481	—	50,875,592
Financials	72,950,501	53,170,836	—	126,121,337
Health Care	37,146,242	32,827,752	—	69,973,994
Industrials	27,292,341	47,812,291	—	75,104,632
Information Technology	108,792,246	—	—	108,792,246
Materials	27,931,390	9,100,856	—	37,032,246
Real Estate	7,249,286	6,035,023	—	13,284,309
Telecommunication Services	—	23,234,007	—	23,234,007
Utilities	9,087,322	10,491,509	—	19,578,831
Total Common Stock	417,936,380	249,635,122	—	667,571,502
Short-Term Investments	28,482,000	—	—	28,482,000
Total Investments, at fair value	$446,418,380	$249,635,122	$—	$696,053,502
Liabilities Table
Other Financial Instruments+
Futures	$(559,572)	$—	$—	$(559,572)
Total Liabilities	$(559,572)	$—	$—	$(559,572)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2016 (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2016, the following futures contracts were outstanding for Voya Global Equity Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI Emerging Markets Index	567	03/17/17	$24,349,815	$(559,572)
			$24,349,815	$(559,572)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$559,572
Total Asset Derivatives		$559,572

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$2,446,133
Total	$2,446,133

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(593,044)
Total	$(593,044)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2016

Shares		Value	Percentage of Net Assets
Investment Companies: 9.5%
2,000,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.434%	$2,000,000	0.4
24,000,000	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.303%	24,000,000	4.7
22,000,000	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.454%	22,000,000	4.4
	Total Investment Companies (Cost $48,000,000)	48,000,000	9.5

Principal Amount†		Value	Percentage of Net Assets
U.S. Government Agency Debt: 41.6%
9,000,000	Federal Farm Credit Banks, 0.390%, due 04/03/17	8,998,884	1.8
900,000	Federal Farm Credit Banks, 0.404%, due 02/21/17	899,963	0.2
350,000	Federal Farm Credit Banks, 0.480%, due 10/17/17	349,834	0.1
3,000,000	Federal Farm Credit Banks, 0.490%, due 10/25/17	3,000,000	0.6
4,500,000	Federal Farm Credit Banks, 0.570%, due 09/14/17	4,500,000	0.9
8,000,000	Federal Farm Credit Banks, 0.580%, due 04/17/17	8,000,922	1.6
10,750,000	Federal Farm Credit Banks, 0.740%, due 03/22/17	10,750,357	2.1
500,000	Federal Farm Credit Banks, 0.750%, due 07/03/17	499,848	0.1
500,000	Federal Farm Credit Banks, 0.800%, due 08/29/17	500,356	0.1
5,750,000	Federal Home Loan Bank Discount Notes, 0.450%, due 01/11/17	5,749,297	1.1
18,000,000	Federal Home Loan Bank Discount Notes, 0.520%, due 01/27/17	17,993,435	3.6
30,000,000	Federal Home Loan Bank Notes, 0.460%, due 01/25/17	29,990,900	5.9
30,750,000	Federal Home Loan Bank Notes, 0.510%, due 02/03/17	30,735,886	6.1
2,250,000	Federal Home Loan Bank Notes, 0.520%, due 02/10/17	2,248,725	0.4
3,250,000	Federal Home Loan Banks, 0.460%, due 08/01/17	3,249,499	0.6
3,250,000	Federal Home Loan Banks, 0.467%, due 06/01/17	3,250,000	0.6
6,250,000	Federal Home Loan Banks, 0.477%, due 03/01/17	6,250,000	1.2
Principal Amount†			Value	Percentage of Net Assets
U.S. Government Agency Debt: (continued)
1,400,000		Federal Home Loan Banks, 0.510%, due 01/27/17	$1,400,000	0.3
375,000		Federal Home Loan Banks, 0.530%, due 03/17/17	374,976	0.1
3,250,000		Federal Home Loan Banks, 0.570%, due 05/16/17	3,250,000	0.6
4,750,000		Federal Home Loan Banks, 0.570%, due 07/12/17	4,749,873	0.9
7,500,000		Federal Home Loan Banks, 0.660%, due 08/16/17	7,500,000	1.5
3,000,000		Federal Home Loan Banks, 0.670%, due 05/16/17	2,999,684	0.6
8,000,000		Federal Home Loan Banks, 0.700%, due 08/17/17	8,000,000	1.6
500,000		Federal Home Loan Banks, 0.780%, due 08/21/17	500,520	0.1
900,000		Federal Home Loan Banks, 0.790%, due 08/23/17	900,979	0.2
400,000		Federal Home Loan Banks, 0.800%, due 11/15/17	400,833	0.1
2,950,000	Z	Federal Home Loan Mortgage Corp., 0.360%, due 01/03/17	2,949,943	0.6
3,100,000		Federal Home Loan Mortgage Corp., 0.380%, due 01/04/17	3,099,904	0.6
2,204,000		Federal Home Loan Mortgage Corp., 0.410%, due 01/27/17	2,204,026	0.4
850,000		Federal Home Loan Mortgage Corp., 0.493%, due 04/27/17	850,134	0.2
1,300,000		Federal Home Loan Mortgage Corp., 0.511%, due 01/05/17	1,299,948	0.3
300,000		Federal Home Loan Mortgage Corp., 0.530%, due 01/13/17	300,003	0.1
10,800,000		Federal Home Loan Mortgage Corp., 0.540%, due 04/20/17	10,805,481	2.1
835,000		Federal Home Loan Mortgage Corp., 0.600%, due 02/16/17	839,587	0.2
1,500,000		Federal Home Loan Mortgage Corp., 0.670%, due 07/21/17	1,500,928	0.3
1,600,000		Federal Home Loan Mortgage Corp., 0.720%, due 11/13/17	1,601,328	0.3
4,870,000		Federal Home Loan Mortgage Corp., 0.800%, due 09/27/17	4,877,017	1.0
750,000		Federal Home Loan Mortgage Corp., 0.980%, due 11/28/17	750,119	0.1
1,500,000		Federal Home Loan Mortgage Corp., 0.980%, due 12/28/17	1,498,807	0.3
5,550,000		Federal National Mortgage Association, 0.468%, due 07/20/17	5,551,481	1.1
2,300,000		Federal National Mortgage Association, 0.640%, due 10/05/17	2,301,897	0.5

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. Government Agency Debt: (continued)
200,000	Federal National Mortgage Association, 0.750%, due 06/12/17	$204,078	0.0
2,400,000	Federal National Mortgage Association, 0.860%, due 10/06/17	2,384,432	0.5
	Total U.S. Government Agency Debt (Cost $210,063,884)	210,063,884	41.6
U.S. Treasury Debt: 21.9%
37,750,000	United States Treasury Bill, 0.440%, due 02/02/17	37,734,748	7.5
15,000,000	United States Treasury Bill, 0.510%, due 03/23/17	14,980,552	3.0
26,750,000	United States Treasury Bill, 0.650%, due 06/15/17	26,671,533	5.3
31,000,000	United States Treasury Note, 0.720%, due 10/31/17	31,032,266	6.1
	Total U.S. Treasury Debt (Cost $110,419,099)	110,419,099	21.9

Principal Amount†		Value	Percentage of Net Assets
U.S. Treasury Repurchase Agreement: 8.6%
43,078,000	Deutsche Bank Repurchase Agreement dated 12/30/2016, 0.450%, due 1/3/2017, $43,080,154 to be received upon repurchase (Collateralized by $90,709,100, United States Treasury STRIP Coupon, 0.000%, Market Value plus accrued interest $44,370,356 due 2/15/2040	$43,078,000	8.6
	Total U.S. Treasury Repurchase Agreement (Cost $43,078,000)	43,078,000	8.6
	Total Investments in Securities (Cost $411,560,983)	$411,560,983	81.6
	Assets in Excess of Other Liabilities	93,096,184	18.4
	Net Assets	$504,657,167	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

Z
Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
U.S. Treasury Debt	$—	$110,419,099	$—	$110,419,099
U.S. Treasury Repurchase Agreement	—	43,078,000	—	43,078,000
Investment Companies	48,000,000	—	—	48,000,000
U.S. Government Agency Debt	—	210,063,884	—	210,063,884
Total Investments, at fair value	$48,000,000	$363,560,983	$—	$411,560,983

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2016.
Counterparty	Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$43,078,000	$(43,078,000)	$—
Totals	$43,078,000	$(43,078,000)	$—

(1)
Collateral with a fair value of  $44,370,356 has been pledged in connection with the above repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
		Consumer Discretionary: 11.9%
128,457	@	Amazon.com, Inc.	$96,326,051	2.8
700,011		CBS Corp. - Class B	44,534,700	1.3
1,524,425		Coach, Inc.	53,385,363	1.5
939,645	@	Dish Network Corp. - Class A	54,433,635	1.6
556,494		Hasbro, Inc.	43,289,668	1.3
652,750		McDonald’s Corp.	79,452,730	2.3
710,043		Starbucks Corp.	39,421,587	1.1
			410,843,734	11.9
		Consumer Staples: 9.4%
806,483		Campbell Soup Co.	48,768,027	1.4
1,766,032		Coca-Cola Co.	73,219,687	2.1
1,035,666		Kraft Heinz Co.	90,434,355	2.6
1,258,131		Kroger Co.	43,418,101	1.3
760,108		Philip Morris International, Inc.	69,542,281	2.0
			325,382,451	9.4
		Energy: 7.8%
943,107		Anadarko Petroleum Corp.	65,762,851	1.9
800,728		Canadian Natural Resources Ltd.	25,527,209	0.7
1,047,077		Chevron Corp.	123,240,963	3.6
1,008,506		Royal Dutch Shell PLC - Class A ADR	54,842,556	1.6
			269,373,579	7.8
		Financials: 15.1%
4,434,549		Bank of America Corp.	98,003,533	2.8
595,925		Chubb Ltd.	78,733,611	2.3
850,117		Comerica, Inc.	57,901,469	1.7
920,741		Discover Financial Services	66,376,219	1.9
1,608,878		Hartford Financial Services Group, Inc.	76,663,037	2.2
707,512		T. Rowe Price Group, Inc.	53,247,353	1.6
1,617,848		Wells Fargo & Co.	89,159,603	2.6
			520,084,825	15.1
		Health Care: 13.6%
968,931	L	AstraZeneca PLC ADR	26,471,195	0.8
1,871,643	@	Boston Scientific Corp.	40,483,638	1.2
923,770		Medtronic PLC	65,800,137	1.9
1,088,242		Merck & Co., Inc.	64,064,807	1.8
2,486,651		Pfizer, Inc.	80,766,424	2.3
316,577		Shire PLC ADR	53,938,389	1.6
620,435		UnitedHealth Group, Inc.	99,294,417	2.9
743,669		Zoetis, Inc.	39,808,602	1.1
			470,627,609	13.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 10.4%
367,802	Cummins, Inc.	$50,267,499	1.5
695,094	Deere & Co.	71,622,486	2.1
465,500	General Dynamics Corp.	80,373,230	2.3
496,138	JB Hunt Transport Services, Inc.	48,160,115	1.4
371,799	L-3 Communications Holdings, Inc.	56,554,346	1.6
276,934	Roper Technologies, Inc.	50,701,077	1.5
		357,678,753	10.4
	Information Technology: 20.3%
2,039,101	Activision Blizzard, Inc.	73,631,937	2.1
1,570,857	Apple, Inc.	181,936,658	5.3
4,039,141	Cisco Systems, Inc.	122,062,841	3.5
2,989,082	Hewlett Packard Enterprise Co.	69,167,357	2.0
2,776,235	Microsoft Corp.	172,515,243	5.0
2,101,830	Oracle Corp.	80,815,364	2.4
		700,129,400	20.3
	Materials: 3.0%
1,220,941	Dow Chemical Co.	69,862,244	2.0
581,584	Nucor Corp.	34,615,880	1.0
		104,478,124	3.0
	Real Estate: 2.2%
869,852	Crown Castle International Corp.	75,477,058	2.2
	Telecommunication Services: 2.4%
1,956,618	AT&T, Inc.	83,214,963	2.4
	Utilities: 3.1%
481,224	NextEra Energy, Inc.	57,487,019	1.7
818,010	PG&E Corp.	49,710,468	1.4
		107,197,487	3.1
	Total Common Stock (Cost $2,843,306,107)	3,424,487,983	99.2

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: —%
Utilities: —%
30,000,000	Other Securities	—	—
	Total Corporate Bonds/Notes (Cost $—)	—	—
	Total Long-Term Investments (Cost $2,843,306,107)	3,424,487,983	99.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
	Securities Lending Collateralcc: 0.1%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/17-10/20/66)	$1,000,000	0.1
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,000,057, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 03/02/17-02/01/49)	1,000,000	0.0
814,090	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $814,135, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $830,372, due 01/15/17-08/20/66)	814,090	0.0
		2,814,090	0.1
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.8%
28,030,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $28,030,000)	$28,030,000	0.8
	Total Short-Term Investments (Cost $30,844,090)	30,844,090	0.9
	Total Investments in Securities (Cost $2,874,150,197)	$3,455,332,073	100.1
	Liabilities in Excess of Other Assets	(3,598,345)	(0.1)
	Net Assets	$3,451,733,728	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $2,888,720,750.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$617,901,921
Gross Unrealized Depreciation	(51,290,598)
Net Unrealized Appreciation	$566,611,323

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$3,424,487,983	$—	$—	$3,424,487,983
Corporate Bonds/Notes	—	—	—	—
Short-Term Investments	28,030,000	2,814,090	—	30,844,090
Total Investments, at fair value	$3,452,517,983	$2,814,090	$—	$3,455,332,073

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(591,216)
Total	$(591,216)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 32.1%
		Basic Materials: 0.8%
2,930,000	#	Air Liquide Finance SA, 1.750%, 09/27/21	$2,820,318	0.1
2,100,000	#	Air Liquide Finance SA, 2.250%, 09/27/23	2,003,224	0.0
2,368,000	#	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.400%, 12/01/26	2,363,335	0.1
4,500,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	4,540,311	0.1
4,000,000	#	Westlake Chemical Corp., 4.625%, 02/15/21	4,150,000	0.1
17,947,000		Other Securities(a)	18,397,019	0.4
			34,274,207	0.8
		Communications: 3.3%
33,310,000		AT&T, Inc., 2.800%-5.350%, 02/17/21-03/09/49	33,017,053	0.8
3,953,000		Time Warner Cable LLC, 5.875%, 11/15/40	4,222,551	0.1
4,577,000		Time Warner Cable, Inc., 5.350%, 12/15/43	4,849,588	0.1
8,190,000		Time Warner, Inc., 4.050%- 6.500%, 12/15/23-07/15/45	8,534,735	0.2
31,822,000		Verizon Communications, Inc., 2.625%-5.150%, 11/01/21-08/21/54	32,745,390	0.7
59,934,000		Other Securities(a)	59,192,860	1.4
			142,562,177	3.3
		Consumer, Cyclical: 2.0%
2,005,000	#	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	2,055,125	0.1
3,780,000	#	BMW US Capital LLC, 2.250%, 09/15/23	3,621,886	0.1
14,791,000		General Motors Financial Co., Inc., 3.100%-4.300%, 01/15/19-07/13/25	14,893,579	0.3
200,000	#	Nemak SA de CV, 5.500%, 02/28/23	199,500	0.0
3,310,000		United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/30	3,198,287	0.0
3,685,000		United Airlines 2016-2 Class A Pass Through Trust, 3.100%, 04/07/30	3,505,356	0.1
8,310,000		United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/30	7,842,563	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
54,115,197		Other Securities	$53,833,857	1.2
			89,150,153	2.0
		Consumer, Non-cyclical: 5.8%
15,610,000		AbbVie, Inc., 2.850%- 4.450%, 11/06/22-05/14/46	15,058,047	0.4
17,792,000		Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/26	18,068,345	0.4
3,932,000		Anheuser-Busch InBev Finance, Inc., 4.700%, 02/01/36	4,147,525	0.1
4,120,000	#	BAT International Finance PLC, 3.500%, 06/15/22	4,221,406	0.1
5,280,000	#	Danone SA, 2.077%, 11/02/21	5,128,232	0.1
3,770,000	#	Imperial Brands Finance PLC, 2.950%, 07/21/20	3,793,521	0.1
2,113,000	#	Imperial Brands Finance PLC, 3.750%, 07/21/22	2,169,523	0.0
5,270,000	#	Mondelez International Holdings Netherlands BV, 2.000%, 10/28/21	5,049,693	0.1
3,675,000	#	Mylan NV, 3.150%, 06/15/21	3,607,130	0.1
2,830,000	#	Mylan NV, 3.750%, 12/15/20	2,858,042	0.0
3,845,000	#	Mylan NV, 3.950%, 06/15/26	3,600,212	0.1
3,215,000	#	Post Holdings, Inc., 5.000%, 08/15/26	3,086,400	0.1
10,760,000		Shire Acquisitions Investments Ireland DAC, 2.875%, 09/23/23	10,230,371	0.2
5,000,000	#	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/21	3,900,000	0.1
169,885,000		Other Securities(a)	170,818,399	3.9
			255,736,846	5.8
		Energy: 3.5%
12,878,000		BP Capital Markets PLC, 2.315%-3.119%, 02/13/20- 05/04/26	12,840,864	0.3
15,651,000		Chevron Corp., 2.100%- 2.954%, 11/17/20-05/16/26	15,566,271	0.3
9,620,000		Kinder Morgan Energy Partners L.P., 4.250%- 5.400%, 05/01/24-09/01/44	9,749,927	0.2
2,378,000	L	Kinder Morgan, Inc./DE, 4.300%-5.050%, 06/01/25-02/15/46	2,439,417	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
16,585,000		Shell International Finance BV, 3.250%-4.375%, 05/11/25-05/10/46	$16,285,716	0.4
96,773,000		Other Securities	98,352,011	2.2
			155,234,206	3.5
		Financial: 12.3%
5,736,000	#	ABN AMRO Bank NV, 2.450%, 06/04/20	5,709,936	0.2
5,220,000	#,L	ABN AMRO Bank NV, 4.800%, 04/18/26	5,343,082	0.1
9,320,000	#	Athene Global Funding, 2.875%, 10/23/18	9,317,167	0.2
22,263,000		Bank of America Corp., 2.625%-4.750%, 10/19/20-04/21/45	22,589,249	0.5
3,335,000	#	BPCE SA, 5.150%, 07/21/24	3,391,798	0.1
13,061,000		Citigroup, Inc., 4.125%- 5.500%, 09/13/25-07/25/28	13,641,183	0.3
12,027,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	12,069,792	0.3
2,757,000	#	Citizens Financial Group, Inc., 4.150%, 09/28/22	2,791,066	0.0
6,907,000	#	Commonwealth Bank of Australia, 2.850%, 05/18/26	6,601,448	0.1
1,370,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	1,615,299	0.0
4,514,000	#	Credit Suisse AG, 6.500%, 08/08/23	4,813,373	0.1
5,703,000		Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/22	5,754,629	0.1
6,922,000		Credit Suisse/New York NY, 1.750%, 01/29/18	6,908,551	0.2
3,215,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	3,206,962	0.1
27,441,000		Goldman Sachs Group, Inc., 2.600%-6.750%, 07/19/18-05/22/45	28,482,643	0.6
5,994,000	#	HBOS PLC, 6.750%, 05/21/18	6,334,148	0.1
10,266,000		HSBC Holdings PLC, 2.650%, 01/05/22	10,042,355	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
3,400,000	#	ING Bank NV, 2.000%, 11/26/18	$3,398,895	0.1
3,437,000	#	International Lease Finance Corp., 7.125%, 09/01/18	3,711,960	0.1
27,656,000		JPMorgan Chase & Co., 2.550%-6.125%, 10/29/20-12/29/49	28,044,518	0.6
2,775,000	#	Liberty Mutual Group, Inc., 4.850%, 08/01/44	2,751,141	0.1
5,649,000	#	Mitsubishi UFJ Trust & Banking Corp., 2.650%, 10/19/20	5,627,692	0.1
2,908,000	#,L	Mizuho Bank Ltd., 2.150%, 10/20/18	2,910,952	0.1
18,346,000		Morgan Stanley, 2.500%- 4.000%, 04/21/21-04/23/27	18,251,014	0.4
2,661,000	#	Nordea Bank AB, 6.125%, 12/29/49	2,585,028	0.1
5,330,000	#	Principal Life Global Funding II, 2.625%, 11/19/20	5,326,093	0.1
600,000	#	Royal Bank of Scotland Group PLC, 6.990%, 10/29/49	649,500	0.0
4,844,000		Santander Bank NA, 2.000%, 01/12/18	4,842,659	0.1
5,202,000		Santander UK PLC, 2.375%, 03/16/20	5,172,338	0.1
2,380,000	#	Santander UK PLC, 5.000%, 11/07/23	2,429,323	0.1
4,782,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	4,720,790	0.1
5,510,000	#,L	Societe Generale SA, 4.250%, 08/19/26	5,324,754	0.1
7,600,000	#,L	Standard Chartered PLC, 4.300%, 02/19/27	7,242,025	0.2
4,149,000		UBS AG/Stamford CT, 7.625%, 08/17/22	4,714,301	0.1
5,204,000	#	UBS Group Funding Jersey Ltd., 3.000%, 04/15/21	5,207,492	0.1
3,101,000	#	UBS Group Funding Jersey Ltd., 4.125%, 09/24/25	3,162,301	0.1
6,858,000	#	UBS Group Funding Jersey Ltd., 4.125%, 04/15/26	7,017,469	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
5,165,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	$5,225,069	0.1
3,328,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	3,365,323	0.1
13,045,000		Wells Fargo & Co., 3.900%- 5.900%, 06/03/26-12/29/49	12,920,467	0.3
252,668,400		Other Securities(a)	249,204,942	5.7
			542,418,727	12.3
		Industrial: 0.7%
308,000	#,L	Cemex SAB de CV, 6.125%, 05/05/25	315,700	0.0
3,903,000	#	Novelis Corp., 5.875%, 09/30/26	3,951,787	0.1
2,180,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	2,276,738	0.1
5,915,000	#	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/26	5,473,434	0.1
3,819,000	#	Siemens Financieringsmaatschappij NV, 3.300%, 09/15/46	3,326,620	0.1
13,868,000		Other Securities	14,290,577	0.3
			29,634,856	0.7
		Technology: 2.1%
11,850,000		Apple, Inc., 1.550%-4.650%, 02/07/20-02/23/46	11,768,480	0.3
6,299,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 4.420%, 06/15/21	6,518,791	0.1
6,663,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.450%, 06/15/23	7,069,876	0.2
3,994,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.020%, 06/15/26	4,328,753	0.1
12,341,000		Microsoft Corp., 3.700%- 4.450%, 11/03/35-08/08/46	12,608,736	0.3
13,167,000		Oracle Corp., 3.850%- 4.300%, 07/08/34-05/15/45	13,076,632	0.3
35,078,000		Other Securities	35,694,591	0.8
			91,065,859	2.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities: 1.6%
2,192,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	$2,446,097	0.0
4,976,000	#	Jersey Central Power & Light Co., 4.300%, 01/15/26	5,153,942	0.1
2,630,000	#	New York State Electric & Gas Corp., 3.250%, 12/01/26	2,617,841	0.1
61,185,000		Other Securities	61,274,140	1.4
			71,492,020	1.6
		Total Corporate Bonds/Notes (Cost $1,417,017,881)	1,411,569,051	32.1
COLLATERALIZED MORTGAGE OBLIGATIONS: 13.9%
8,086,788		Alternative Loan Trust 2005-10CB 1A1, 1.256%, 05/25/35	6,470,503	0.2
6,292,404		Alternative Loan Trust 2005-51 3A2A, 1.857%, 11/20/35	5,513,579	0.1
3,028,941		Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/35	2,728,996	0.1
3,641,534		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	3,328,094	0.1
935,037 ^		Alternative Loan Trust 2005-J3 2A2, 4.244%, 05/25/35	92,903	0.0
2,100,573		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	1,653,890	0.0
5,942,021		Alternative Loan Trust 2006-HY11 A1, 0.876%, 06/25/36	4,840,941	0.1
3,285,277		Alternative Loan Trust 2007-23CB A3, 1.256%, 09/25/37	1,737,676	0.0
1,128,410	#	Angel Oak Mortgage Trust LLC 2015-1 A, 4.500%, 11/25/45	1,137,765	0.0
156,231		Banc of America Funding 2006 J Trust 4A1, 3.211%, 01/20/47	132,496	0.0
375,855		Banc of America Funding 2007 8 Trust 4A1, 6.000%, 08/25/37	330,152	0.0
156,301		Banc of America Mortgage 2003-F Trust 3A1, 3.248%, 07/25/33	156,566	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
787,303		Banc of America Mortgage 2005-J Trust 2A4, 3.427%, 11/25/35	$731,652	0.0
122,548	#	BCAP LLC 2011-RR5-I Trust 12A1, 5.086%, 03/26/37	118,298	0.0
1,725,120		Bear Stearns ALT-A Trust 2005-10 22A1, 3.172%, 01/25/36	1,594,995	0.0
834,625		Bear Stearns ALT-A Trust 2005-4 23A1, 2.993%, 05/25/35	807,336	0.0
2,148,991		Bear Stearns ALT-A Trust 2006-6 31A1, 3.130%, 11/25/36	1,687,476	0.1
1,749,249		Bear Stearns ALT-A Trust 2006-6 32A1, 3.112%, 11/25/36	1,284,190	0.0
360,120		Bear Stearns ARM Trust 2004-6 2A1, 3.322%, 09/25/34	332,904	0.0
25,624		Bear Stearns ARM Trust 2005-12 13A1, 3.391%, 02/25/36	24,582	0.0
340,854		Bear Stearns ARM Trust 2005-2 A2, 3.128%, 03/25/35	343,929	0.0
1,839,926		Bear Stearns ARM Trust 2005-9 A1, 2.830%, 10/25/35	1,782,349	0.1
279,232		Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 3.006%, 01/26/36	218,781	0.0
80,453		Bear Sterns ARM Trust 2003-8 4A1, 3.351%, 01/25/34	80,693	0.0
2,730,000	#	Bellemeade Re Ltd. 2015-1A M2, 5.056%, 07/25/25	2,748,859	0.1
539,381		Citicorp Mortgage Securities Trust Series 2006-4 2A1, 5.500%, 08/25/36	552,756	0.0
1,570,132		Citicorp Mortgage Securities Trust Series 2007-1 1A1, 6.000%, 01/25/37	1,609,492	0.0
264,098		Citigroup Mortgage Loan Trust 2006-AR1 1A1, 2.870%, 10/25/35	263,630	0.0
2,949,143		Citigroup Mortgage Loan Trust 2007-10 22AA, 3.395%, 09/25/37	2,526,808	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
174,735	Citigroup Mortgage Loan Trust, Inc. 2005-3 2A2A, 3.042%, 08/25/35	$172,093	0.0
5,218,653	Citigroup Mortgage Loan Trust, Inc. 2005-8 3A1, 5.500%, 09/25/35	5,285,277	0.1
533,552	CitiMortgage Alternative Loan Trust Series 2007-A2 1A5, 6.000%, 02/25/37	474,141	0.0
10,566,729	Fannie Mae 2011-99 CZ, 4.500%, 10/25/41	11,653,742	0.3
48,489,757 ^	Fannie Mae 2016-82 SD, 5.294%, 11/25/46	8,759,519	0.2
1,900,000	Fannie Mae Connecticut Avenue Securities 2014-C01 M2, 5.156%, 01/25/24	2,027,580	0.1
3,810,000	Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.656%, 07/25/24	3,829,215	0.1
10,335,000	Fannie Mae Connecticut Avenue Securities 2014-CO3 1M2, 3.756%, 07/25/24	10,373,479	0.2
7,940,000	Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 5.656%, 11/25/24	8,631,072	0.2
590,000	Fannie Mae Connecticut Avenue Securities 2014-CO4 2M2, 5.756%, 11/25/24	639,886	0.0
6,480,000	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.756%, 05/25/25	6,765,576	0.2
6,800,000	Fannie Mae Connecticut Avenue Securities 2015-C03 1M2, 5.756%, 07/25/25	7,337,899	0.2
1,205,000	Fannie Mae Connecticut Avenue Securities 2015-C03 2M2, 5.756%, 07/25/25	1,295,323	0.0
4,709,898	Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 5.056%, 02/25/25	4,957,870	0.1
331,702 ^	Fannie Mae Interest Strip Series 343 22, 4.000%, 11/25/18	11,300	0.0
880,251 ^	Fannie Mae Interest Strip Series 418 10, 4.000%, 08/25/43	195,328	0.0
649,868 ^	Fannie Mae Interest Strip Series 418 15, 3.500%, 08/25/43	135,810	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
7,960	Fannie Mae REMIC Trust 1989-4 D, 10.000%, 02/25/19	$8,368	0.0
24,196	Fannie Mae REMIC Trust 1994-77 FB, 2.256%, 04/25/24	24,739	0.0
779,106	Fannie Mae REMIC Trust 1998-49 MD, 6.500%, 06/17/38	778,294	0.0
682,550	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/29	757,392	0.0
526,303	Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/ 31	583,616	0.0
58,759	Fannie Mae REMIC Trust 2002-21 FC, 1.656%, 04/25/32	60,185	0.0
1,364,425 ^	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/33	317,013	0.0
78,831	Fannie Mae REMIC Trust 2004-10 SC, 25.576%, 02/25/34	96,710	0.0
205,166	Fannie Mae REMIC Trust 2004-11 A, 0.876%, 03/25/34	203,573	0.0
39,583	Fannie Mae REMIC Trust 2004-W6 1A1, 5.000%, 07/25/34	39,612	0.0
861,215	Fannie Mae REMIC Trust 2005-120 ZU, 5.500%, 01/25/36	966,150	0.0
220,906	Fannie Mae REMIC Trust 2005-57 CD, 22.290%, 01/25/35	264,353	0.0
219,879	Fannie Mae REMIC Trust 2005-74 DK, 20.976%, 07/25/35	301,909	0.0
9,142,193 ^	Fannie Mae REMIC Trust 2005-92 SC, 5.924%, 10/25/35	1,662,569	0.0
950,522	Fannie Mae REMIC Trust 2006-103 EZ, 6.250%, 10/25/36	1,047,592	0.0
2,013,199	Fannie Mae REMIC Trust 2006-104 ES, 29.670%, 11/25/36	3,578,115	0.1
12,130,185 ^	Fannie Mae REMIC Trust 2006-12 SD, 5.994%, 10/25/35	2,062,734	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,921,200 ^	Fannie Mae REMIC Trust 2006-123 UI, 5.984%, 01/25/37	$1,007,828	0.0
1,347,347 ^	Fannie Mae REMIC Trust 2006-72 HS, 5.944%, 08/25/26	215,118	0.0
1,607,804	Fannie Mae REMIC Trust 2007-114 A6, 0.956%, 10/27/37	1,606,111	0.0
384,567	Fannie Mae REMIC Trust 2007-73 A1, 0.816%, 07/25/37	375,993	0.0
909,924	Fannie Mae REMIC Trust 2008-20 SP, 13.610%, 03/25/38	1,184,685	0.0
4,253,261	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/36	4,538,884	0.1
15,126,801 ^	Fannie Mae REMIC Trust 2010-102 SB, 5.844%, 09/25/40	2,960,781	0.1
4,986,879 ^	Fannie Mae REMIC Trust 2010-116 SE, 5.844%, 10/25/40	940,795	0.0
14,927,746 ^	Fannie Mae REMIC Trust 2010-123 SL, 5.314%, 11/25/40	2,530,153	0.1
6,006,022 ^	Fannie Mae REMIC Trust 2010-126 NI, 5.500%, 11/25/40	1,213,878	0.0
4,850,000	Fannie Mae REMIC Trust 2010-130 CX, 4.500%, 09/25/39	5,129,845	0.1
7,967,696 ^	Fannie Mae REMIC Trust 2010-55 AS, 5.664%, 06/25/40	1,340,009	0.0
8,159,907	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/40	9,081,298	0.2
2,504,981	Fannie Mae REMIC Trust 2010-60 HJ, 5.500%, 05/25/40	2,751,236	0.1
17,001,375 ^	Fannie Mae REMIC Trust 2011-3 AI, 5.000%, 01/25/41	1,892,823	0.1
625,491 ^	Fannie Mae REMIC Trust 2011-69 AI, 5.000%, 05/25/18	10,987	0.0
3,961,881 ^	Fannie Mae REMIC Trust 2012-10 US, 5.694%, 02/25/42	598,523	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,278,296	Fannie Mae REMIC Trust 2012-103 DA, 3.500%, 10/25/41	$2,321,502	0.1
18,503,010 ^	Fannie Mae REMIC Trust 2012-113 SG, 5.344%, 10/25/42	3,557,152	0.1
13,185,592 ^	Fannie Mae REMIC Trust 2012-122 SB, 5.394%, 11/25/42	2,822,404	0.1
6,986,156 ^	Fannie Mae REMIC Trust 2012-128 DI, 3.000%, 10/25/32	697,928	0.0
3,314,819	Fannie Mae REMIC Trust 2012-131 BS, 4.475%, 12/25/42	2,787,755	0.1
23,231,600 ^	Fannie Mae REMIC Trust 2012-137 SN, 5.344%, 12/25/42	4,366,591	0.1
10,192,780 ^	Fannie Mae REMIC Trust 2012-15 SP, 5.864%, 06/25/40	1,491,207	0.0
6,614,339 ^	Fannie Mae REMIC Trust 2012-58 PI, 5.000%, 04/25/42	1,300,316	0.0
436,739	Fannie Mae REMIC Trust 2013-44 ZG, 3.500%, 03/25/42	388,701	0.0
16,017,381 ^	Fannie Mae REMIC Trust 2013-60 DS, 5.444%, 06/25/33	3,108,685	0.1
12,745,060 ^	Fannie Mae REMIC Trust 2013-9 DS, 5.394%, 02/25/43	2,889,581	0.1
500,759 ^	Fannie Mae REMIC Trust 2013-9 SA, 5.394%, 03/25/42	77,043	0.0
6,282,753 ^	Fannie Mae REMIC Trust 2014-81 JI, 4.000%, 09/25/41	793,845	0.0
44,979,678 ^	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/45	10,258,596	0.2
17,856,162 ^	First Horizon Alternative Mortgage Securities Trust 2005-FA10 1A2 1A2, 3.944%, 01/25/36	2,083,734	0.1
2,435,302 ^	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 5.944%, 12/25/36	630,438	0.0
9,223,079 ^	Freddie Mac 2815 GS, 5.296%, 03/15/34	1,451,590	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
753,204	Freddie Mac Reference Series R006 ZA, 6.000%, 04/15/36	$861,119	0.0
15,677	Freddie Mac REMIC Trust 1125 Z, 8.250%, 08/15/21	17,172	0.0
458,319	Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/29	523,576	0.0
457,690	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/29	526,025	0.0
19,257	Freddie Mac REMIC Trust 2411 FJ, 1.054%, 12/15/29	19,253	0.0
279,341	Freddie Mac REMIC Trust 2460 ZM, 6.000%, 06/15/32	317,238	0.0
597,533	Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/32	680,683	0.0
478	Freddie Mac REMIC Trust 2495 UJ, 3.500%, 07/15/32	478	0.0
959,669	Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/22	1,009,612	0.0
583,327	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/32	654,409	0.0
345	Freddie Mac REMIC Trust 2559 PB, 5.500%, 08/15/30	357	0.0
780,821	Freddie Mac REMIC Trust 2576 KZ, 5.500%, 02/15/33	858,137	0.0
660,701 ^	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/33	163,435	0.0
837,941	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/34	935,744	0.0
1,815,471	Freddie Mac REMIC Trust 2867 MZ, 5.000%, 10/15/34	1,967,501	0.1
1,729,887	Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/35	1,891,102	0.1
1,835,233	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/35	2,006,021	0.1
10,583,378 ^	Freddie Mac REMIC Trust 3045 DI, 6.026%, 10/15/35	1,970,056	0.1
201,079	Freddie Mac REMIC Trust 3049 NA, 5.000%, 02/15/35	207,780	0.0
6,783,318 ^	Freddie Mac REMIC Trust 3064 SP, 5.896%, 03/15/35	794,050	0.0
690,853	Freddie Mac REMIC Trust 3065 DC, 17.748%, 03/15/35	981,902	0.0
2,002,476 ^	Freddie Mac REMIC Trust 3102 IS, 21.986%, 01/15/36	1,061,352	0.0
6,191,977	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/36	6,938,351	0.2
3,259,686 ^	Freddie Mac REMIC Trust 3170 SA, 5.896%, 09/15/33	596,491	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,505,765 ^	Freddie Mac REMIC Trust 3171 PS, 5.781%, 06/15/36	$388,343	0.0
3,007,932	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/37	3,369,856	0.1
704,827 ^	Freddie Mac REMIC Trust 3524 LA, 5.252%, 03/15/33	769,211	0.0
352,435	Freddie Mac REMIC Trust 3556 NT, 3.804%, 03/15/38	363,782	0.0
12,095,160 ^	Freddie Mac REMIC Trust 3589 SB, 5.496%, 10/15/39	2,077,177	0.1
2,320,513 ^	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/40	410,190	0.0
10,929,619	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/34	12,324,404	0.3
4,696,012	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/36	5,255,016	0.1
937,550 ^	Freddie Mac REMIC Trust 3668 EI, 5.500%, 12/15/18	21,969	0.0
2,488,215 ^	Freddie Mac REMIC Trust 3710 SL, 5.296%, 05/15/36	197,184	0.0
2,467,060	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/37	2,748,514	0.1
4,013,742 ^	Freddie Mac REMIC Trust 3752 WS, 5.896%, 12/15/39	390,911	0.0
3,332,524	Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/37	3,634,772	0.1
5,000,000 ^	Freddie Mac REMIC Trust 3820 BI, 4.000%, 11/15/38	1,041,984	0.0
2,516,237	Freddie Mac REMIC Trust 3829 VZ, 4.000%, 03/15/41	2,651,967	0.1
10,018,480 ^	Freddie Mac REMIC Trust 3856 KS, 5.846%, 05/15/41	1,869,538	0.1
1,523,000	Freddie Mac REMIC Trust 3898 KD, 4.500%, 07/15/41	1,636,436	0.0
4,067,833 ^	Freddie Mac REMIC Trust 3925 SD, 5.346%, 07/15/40	584,925	0.0
21,133,806 ^	Freddie Mac REMIC Trust 3925 SL, 5.346%, 01/15/41	2,948,341	0.1
10,005,742 ^	Freddie Mac REMIC Trust 3936 GS, 5.996%, 11/15/25	1,023,275	0.0
22,674,977 ^	Freddie Mac REMIC Trust 3951 SN, 5.846%, 11/15/41	5,003,596	0.1
11,337,483 ^	Freddie Mac REMIC Trust 3984 NS, 5.896%, 01/15/40	1,340,541	0.0
1,937,531	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/42	2,086,619	0.1
3,578,428	Freddie Mac REMIC Trust 4020 BY, 6.500%, 03/15/42	4,141,938	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,640,123 ^	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/40	$606,011	0.0
9,836,749 ^	Freddie Mac REMIC Trust 4094 YS, 5.996%, 04/15/40	1,447,136	0.0
17,214,970 ^	Freddie Mac REMIC Trust 4102 MS, 5.896%, 09/15/42	3,697,488	0.1
1,526,511 ^	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/43	278,715	0.0
5,983,838	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/33	6,051,046	0.1
23,654,856	Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/41	26,454,089	0.6
17,832,925 ^	Freddie Mac REMIC Trust 4313 SD, 5.446%, 03/15/44	2,995,965	0.1
27,085,023 ^	Freddie Mac REMIC Trust 4313 SE, 5.446%, 03/15/44	4,524,518	0.1
5,391,666 ^	Freddie Mac REMIC Trust 4323 IP, 4.500%, 08/15/42	873,447	0.0
2,928,565 ^	Freddie Mac REMIC Trust 4332 PI, 5.000%, 12/15/43	587,041	0.0
6,437,273	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/44	7,097,534	0.2
12,073,646 ^	Freddie Mac REMIC Trust 4346 ST, 5.496%, 07/15/39	1,599,846	0.0
9,946,885	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/44	10,793,290	0.3
9,210,571 ^	Freddie Mac REMIC Trust 4386 LS, 5.396%, 09/15/44	1,695,534	0.0
7,338,481	Freddie Mac Series 4348 ZX, 4.250%, 06/15/44	7,787,087	0.2
16,638,780 ^	Freddie Mac Strips Series 311 S1, 5.246%, 08/15/43	3,414,534	0.1
1,470,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2013-DN2 M2, 5.006%, 11/25/23	1,554,046	0.0
9,627,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN1 M3, 5.256%, 02/25/24	10,512,183	0.2
9,700,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN2 M3, 4.356%, 04/25/24	10,060,202	0.2
8,500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 4.756%, 08/25/24	8,857,498	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,700,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ1 M3, 4.856%, 08/25/24	$1,801,275	0.0
3,760,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.506%, 10/25/24	4,085,062	0.1
2,800,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.456%, 04/25/28	3,031,890	0.1
2,827,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ2 M3, 4.006%, 05/25/25	2,927,481	0.1
16,890,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA2 M3, 5.556%, 05/25/28	18,207,633	0.4
3,350,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 6.306%, 07/25/28	3,748,526	0.1
6,250,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.556%, 03/25/29	6,270,919	0.2
5,900,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 4.606%, 03/25/29	5,909,237	0.1
383,956	Freddie Mac Structured Pass Through Certificates T-54 2A, 6.500%, 02/25/43	444,575	0.0
334,455	Freddie Mac Structured Pass Through Certificates T-62 1A1, 1.741%, 10/25/44	343,107	0.0
120,712	Freddie Mac-Ginnie Mae Series 27 FC, 2.375%, 03/25/24	123,972	0.0
117,738	Ginnie Mae Series 2002-21 FV, 1.107%, 03/16/32	117,717	0.0
1,895,014 ^	Ginnie Mae Series 2005-7 AH, 6.063%, 02/16/35	324,293	0.0
1,903,107 ^	Ginnie Mae Series 2006-17 WI, 6.261%, 04/20/36	88,968	0.0
309,475	Ginnie Mae Series 2007-37 S, 22.707%, 04/16/37	389,446	0.0
714,245	Ginnie Mae Series 2007-8 SP, 19.652%, 03/20/37	1,106,922	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,072,334 ^	Ginnie Mae Series 2008-35 SN, 5.661%, 04/20/38	$473,522	0.0
2,492,068 ^	Ginnie Mae Series 2008-40 PS, 5.793%, 05/16/38	436,757	0.0
18,694,461 ^	Ginnie Mae Series 2009-106 SU, 5.461%, 05/20/37	3,197,547	0.1
6,545,863 ^	Ginnie Mae Series 2009-25 KS, 5.461%, 04/20/39	1,105,494	0.0
3,309,140	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/39	3,560,188	0.1
4,092,887	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/39	4,457,231	0.1
3,234,873 ^	Ginnie Mae Series 2009-33 SN, 5.561%, 05/20/39	262,834	0.0
9,947,264	Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/39	12,387,824	0.3
2,820,274 ^	Ginnie Mae Series 2009-43 HS, 5.461%, 06/20/38	233,829	0.0
5,367,595 ^	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/40	818,266	0.0
4,390,951 ^	Ginnie Mae Series 2010-116 NS, 5.943%, 09/16/40	765,047	0.0
10,810,808 ^	Ginnie Mae Series 2010-116 SK, 5.881%, 08/20/40	2,132,301	0.1
22,263,506 ^	Ginnie Mae Series 2010-149 HS, 5.393%, 05/16/40	2,874,740	0.1
7,319,492 ^	Ginnie Mae Series 2010-4 SP, 5.793%, 01/16/39	1,065,086	0.0
5,928,336	Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/40	6,430,434	0.2
2,001,915 ^	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/39	308,394	0.0
2,000,000	Ginnie Mae Series 2010-67 JD, 4.500%, 05/20/39	2,110,720	0.1
4,841,994 ^	Ginnie Mae Series 2010-68 MS, 5.111%, 06/20/40	758,216	0.0
8,681,097 ^	Ginnie Mae Series 2010-9 JI, 5.000%, 01/20/40	2,104,054	0.1
2,240,956 ^	Ginnie Mae Series 2010-94 PI, 4.500%, 12/20/37	71,596	0.0
7,778,007 ^	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/26	862,773	0.0
2,363,113 ^	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/40	328,399	0.0
132,721	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/32	153,427	0.0
9,565,373 ^	Ginnie Mae Series 2011-80 KS, 5.931%, 06/20/41	1,773,560	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,648,208 ^		Ginnie Mae Series 2012-40 NI, 4.500%, 05/20/40	$331,932	0.0
387,755		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/41	404,823	0.0
24,169,355 ^		Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/43	4,937,040	0.1
20,586,367 ^		Ginnie Mae Series 2013-184 JI, 5.500%, 12/16/43	4,424,996	0.1
17,889,436 ^		Ginnie Mae Series 2014-3 SU, 5.311%, 07/20/39	2,770,240	0.1
1,205,219		Ginnie Mae Series 2014-43 Z, 4.000%, 03/20/44	1,275,334	0.0
22,019,445 ^		Ginnie Mae Series 2014-55 MS, 5.493%, 04/16/44	3,556,581	0.1
27,853,039 ^		Ginnie Mae Series 2014-56 SP, 5.493%, 12/16/39	4,018,294	0.1
17,832,959 ^		Ginnie Mae Series 2014-58 CS, 4.893%, 04/16/44	2,725,602	0.1
22,168,458 ^		Ginnie Mae Series 2014-79 BI, 6.000%, 05/16/44	5,797,240	0.1
8,546,795 ^		Ginnie Mae Series 2014-99 S, 4.861%, 06/20/44	1,529,275	0.0
28,491		JP Morgan Mortgage Trust 2005-A1 6T1, 3.169%, 02/25/35	28,127	0.0
283,290		JP Morgan Mortgage Trust 2007-A1 5A5, 3.178%, 07/25/35	284,109	0.0
11,925,883 ^		Lehman Mortgage Trust 2006-9, 5.864%, 01/25/37	2,418,692	0.1
2,208,477		Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/37	1,870,206	0.0
31,424	#	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2001-R1A A, 6.801%, 02/19/30	30,793	0.0
2,165,930	#	RBSSP Resecuritization Trust 2011-3 2A1, 0.842%, 02/26/37	2,045,589	0.0
238,189	#	Reperforming Loan REMIC Trust 2005-R2 1AF1, 1.096%, 06/25/35	212,557	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
14,744	WaMu Mortgage Pass Through Certificates Series 2002-AR2 A, 1.848%, 02/27/34	$14,473	0.0
30,636	WaMu Mortgage Pass Through Certificates Series 2002-AR6 A, 1.967%, 06/25/42	29,617	0.0
46,284	WaMu Mortgage Pass Through Certificates Series 2002-AR9 1A, 1.933%, 08/25/42	44,347	0.0
67,026	WaMu Mortgage Pass Through Certificates Series 2005-AR1 A1A, 1.396%, 01/25/45	63,296	0.0
1,582,111	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.224%, 10/25/36	1,344,814	0.0
477,733	WaMu Mortgage Pass Through Certificates Series 2006-AR7 3A, 2.098%, 07/25/46	444,237	0.0
106,421,074 ^	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.437%, 08/25/45	4,248,766	0.1
1,362,735	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.850%, 10/25/36	1,198,129	0.0
2,397,916	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 2.750%, 12/25/36	2,064,362	0.1
5,240,225	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.804%, 08/25/46	$4,595,487	0.1
5,913,749	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.361%, 04/25/37	5,166,688	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,646,457	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 2.600%, 07/25/37	$2,993,290	0.1
4,480,636	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	3,957,952	0.1
436,284	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/35	407,700	0.0
6,076,561	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.527%, 08/25/46	4,077,261	0.1
3,650,825	Wells Fargo Alternative Loan 2007-PA2 2A1, 1.186%, 06/25/37	2,701,588	0.1
153,849	Wells Fargo Mortgage Backed Securities 2004-EE Trust 2A1, 3.035%, 12/25/34	155,286	0.0
492,906	Wells Fargo Mortgage Backed Securities 2005-AR7 Trust 1A1, 3.089%, 05/25/35	491,845	0.0
144,567	Wells Fargo Mortgage Backed Securities 2005-AR9 Trust 2A1, 3.073%, 10/25/33	146,278	0.0
2,485,279	Wells Fargo Mortgage Backed Securities 2006-AR2 Trust 2A5, 3.003%, 03/25/36	2,429,024	0.1
1,187,051	Wells Fargo Mortgage Backed Securities 2006-AR4 Trust 2A4, 3.200%, 04/25/36	1,089,653	0.0
118,931	Wells Fargo Mortgage Backed Securities Trust 2004-CC A1, 3.040%, 01/25/35	120,058	0.0
42,966,546	Other Securities	37,230,398	0.8
	Total Collateralized Mortgage Obligations (Cost $595,903,390)	611,955,124	13.9
MUNICIPAL BONDS: 0.0%
	California: 0.0%
1,600,000	Other Securities	2,064,258	0.0
Principal Amount†			Value	Percentage of Net Assets
MUNICIPAL BONDS: (continued)
		California (continued)
		Total Municipal Bonds (Cost $1,610,039)	$2,064,258	0.0
FOREIGN GOVERNMENT BONDS: 0.2%
1,100,000	#	Argentine Republic Government International Bond, 6.875%, 04/22/21	1,174,250	0.1
5,365,000		Other Securities	5,362,763	0.1
		Total Foreign Government Bonds (Cost $6,465,000)	6,537,013	0.2
U.S. TREASURY OBLIGATIONS: 11.7%
		Treasury Inflation Indexed Protected Securities: 5.6%
244,012,800		0.125%, due 04/15/21	245,550,569	5.6
		U.S. Treasury Bonds: 2.7%
64,600,000	L	2.000%, due 11/15/26	62,062,964	1.4
68,255,000	L	2.250%, due 08/15/46	57,246,219	1.3
437,000		2.500%-3.000%, due 02/15/45-11/15/45	408,091	0.0
			119,717,274	2.7
		U.S. Treasury Notes: 3.4%
40,708,000	L	1.000%, due 11/30/18	40,573,989	0.9
34,464,000		1.375%, due 12/15/19	34,365,571	0.8
44,617,000	L	1.750%, due 11/30/21	44,245,876	1.0
28,361,000		2.125%, due 11/30/23	28,141,968	0.7
1,495,000		1.375%-1.750%, due 01/31/21-02/15/26	1,435,355	0.0
			148,762,759	3.4
		Total U.S. Treasury Obligations (Cost $513,172,656)	514,030,602	11.7
COMMERCIAL MORTGAGE-BACKED SECURITIES: 4.1%
2,690,000	#	BAMLL Commercial Mortgage Securities Trust 2015-ASHF C, 2.704%, 01/15/28	2,612,181	0.1
3,240,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.549%, 06/10/49	3,283,430	0.1
5,010,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.814%, 02/10/51	5,052,793	0.1
2,190,000	#	Banc of America Commercial Mortgage Trust 2007-4 B, 5.814%, 02/10/51	2,184,333	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,341,589	#	Banc of America Re-REMIC Trust 2010-UBER5 A4A, 5.743%, 02/17/51	$1,348,032	0.0
22,800,000	#,^	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	1,023,016	0.0
5,000,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4 G, 6.015%, 06/11/41	5,422,303	0.1
1,350,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	1,368,165	0.1
1,350,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	1,358,075	0.0
1,350,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	1,329,935	0.0
113,822	#	Bear Stearns Commercial Mortgage Securities Trust 2005-PWR8 E, 4.997%, 06/11/41	114,655	0.0
566,082		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20 C, 5.124%, 10/12/42	565,460	0.0
3,860,000		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AJ, 5.887%, 06/11/50	3,889,319	0.1
3,754,536	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	3,765,852	0.1
21,047,369 ^		COMM 2012-CR1 XA, 2.023%, 05/15/45	1,519,340	0.0
15,858,739 ^		COMM 2012-CR2 XA, 1.728%, 08/15/45	1,146,390	0.0
31,746,731 ^		COMM 2012-CR3 XA, 2.076%, 10/15/45	2,443,809	0.1
65,166,000	#,^	COMM 2012-CR4 XB, 0.593%, 10/15/45	2,117,263	0.0
44,898,374 ^		COMM 2012-CR5 XA, 1.742%, 12/10/45	2,997,591	0.1
21,409,627	#,^	COMM 2012-LC4 XA, 2.279%, 12/10/44	1,681,054	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
34,926,777 ^		COMM 2013-LC13 XA, 1.358%, 08/10/46	$1,730,877	0.0
38,675,773 ^		COMM 2014-LC15 XA, 1.363%, 04/10/47	2,258,920	0.0
3,750,000	#	COMM 2015-CR27 D, 3.472%, 10/10/48	2,866,642	0.1
4,000,000		COMM 2015-PC1 C, 4.591%, 07/10/50	3,445,800	0.1
3,320,000		COMM 2015-PC1 D, 4.443%, 07/10/50	2,425,795	0.1
6,884,000		Commercial Mortgage Trust 2007-GG11 AJ, 6.032%, 12/10/49	6,884,056	0.2
900,460	#	Credit Suisse Commercial Mortgage Trust Series 2006-K1A K, 5.415%, 02/25/21	900,077	0.0
3,270,000		Credit Suisse Commercial Mortgage Trust Series 2007-C4 A1AJ, 5.935%, 09/15/39	3,278,928	0.1
88,223	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	88,089	0.0
1,760,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	1,644,705	0.0
2,000,000	#	DBWF 2016-85T Mortgage Trust, 3.808%, 12/10/36	2,005,614	0.0
450,000	#	DBUBS 2011-LC2A D, 5.543%, 07/10/44	460,878	0.0
11,984,512 ^		Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.358%, 02/25/20	1,815,885	0.0
15,241,731 ^		Freddie Mac Multifamily Structured Pass Through Certificates K019 X1, 1.694%, 03/25/22	1,087,242	0.0
47,809,949 ^		Freddie Mac Multifamily Structured Pass Through Certificates K023 X1, 1.290%, 08/25/22	2,788,209	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
17,841,405 ^		Freddie Mac Multifamily Structured Pass Through CertificatesK015 X3, 2.801%, 08/25/39	$2,013,640	0.0
28,643,332 ^		Freddie Mac Multifamily Structured Pass Through Certificates, 1.085%, 08/25/26	2,142,922	0.1
622,232,035	#,^	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/44	2,440,519	0.1
24,096,934 ^		GS Mortgage Securities Corp. II 2012-GCJ9 XA, 2.286%, 11/10/45	1,920,335	0.0
7,600,000	#	GS Mortgage Securities Trust 2010-C2 D, 5.184%, 12/10/43	7,659,926	0.2
4,400,000	#	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	3,580,453	0.1
40,550,069 ^		GS Mortgage Securities Trust 2012-GCJ7 XA, 2.386%, 05/10/45	2,998,722	0.1
16,752,267 ^		GS Mortgage Securities Trust 2013-GC16 XA, 1.428%, 11/10/46	890,340	0.0
3,350 ^		GS Mortgage Securities Trust 2016-GS3 XA, 1.284%, 10/10/49	297	0.0
1,429,000	#	GS Mortgage Securities Trust 2016-GS3, 2.620%, 10/10/49	1,024,766	0.0
1,290,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.575%, 05/15/41	1,306,081	0.0
2,920,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 J, 4.733%, 01/12/39	2,811,740	0.1
23,450,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.353%, 12/15/47	422,058	0.0
4,240,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CB6 H, 5.379%, 07/12/37	4,177,882	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,021,056	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.571%, 10/15/37	$1,020,395	0.0
2,575,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CBX C, 5.066%, 01/12/37	2,656,720	0.1
3,230,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CBX D, 5.097%, 01/12/37	3,313,383	0.1
3,829,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.373%, 06/12/41	3,699,179	0.1
37,010,494 ^		JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.660%, 06/15/45	2,131,457	0.0
2,754,385 ^		JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.195%, 10/15/48	161,825	0.0
36,616,172	#,^	LB-UBS Commercial Mortgage Trust 2004-C1 XST, 1.000%, 01/15/36	586	0.0
690,897	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.652%, 02/15/40	691,359	0.0
2,723,000	#	LB-UBS Commercial Mortgage Trust 2005-C1 H, 5.752%, 02/15/40	2,707,179	0.1
385,277		LB-UBS Commercial Mortgage Trust 2005-C3 D, 4.954%, 07/15/40	399,557	0.0
4,290,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	4,314,277	0.1
1,000,000		LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/40	957,455	0.0
2,600,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	2,565,432	0.1
2,160,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.872%, 06/15/38	2,162,159	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,000,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 5.872%, 06/15/38	$5,005,982	0.1
2,362,917	#,^	LB-UBS Commercial Mortgage Trust 2006-C7 XCL, 0.729%, 11/15/38	8,805	0.0
12,345,221	#,^	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.729%, 11/15/38	46,002	0.0
3,930,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 D, 4.682%, 08/15/45	3,898,558	0.1
1,000,000	#	Morgan Stanley Capital I Trust 2005-T19 G, 5.596%, 06/12/47	991,146	0.0
2,900,000		Morgan Stanley Capital I Trust 2007-HQ12 C, 5.775%, 04/12/49	2,879,303	0.1
1,285,000	#	Morgan Stanley Capital I Trust 2008-T29 D, 6.275%, 01/11/43	1,276,469	0.0
3,505,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.432%, 09/15/47	3,751,450	0.1
3,325,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.432%, 09/15/47	3,550,986	0.1
349,840	#	Morgan Stanley Capital I, Inc. 1999-WF1 M, 5.910%, 11/15/31	349,512	0.0
891,978	#	Morgan Stanley Dean Witter Capital I Trust 2001-TOP3 E, 7.564%, 07/15/33	939,250	0.0
5,040,000	#	Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/49	4,649,355	0.1
32,346,958	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.043%, 08/10/49	2,507,704	0.1
3,584,000	#	WaMu Commercial Mortgage Securities Trust 2007-SL3, 5.752%, 03/23/45	3,466,953	0.1
960,000	#	Wells Fargo Commercial Mortgage Trust 2016-C34, 5.030%, 06/15/49	772,807	0.0
24,818,975	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.989%, 08/15/45	1,820,015	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
4,189,630		Other Securities	$4,183,931	0.1
		Total Commercial Mortgage-Backed Securities (Cost $180,944,220)	179,173,585	4.1
U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.1%
		Federal Home Loan Mortgage Corporation: 5.3%##
23,100,000	W	3.000%, due 12/15/42	22,939,513	0.5
17,504,707		3.500%, due 01/01/45	17,943,397	0.4
39,240,000	W	4.000%, due 08/15/40	41,218,094	0.9
10,584,059		4.000%, due 09/01/45	11,128,632	0.3
133,362,790	W	2.500%-6.500%, due 07/01/19-11/01/45	138,356,251	3.2
			231,585,887	5.3
		Federal National Mortgage Association: 8.7%##
19,428,957		3.000%, due 07/01/43	19,429,499	0.4
14,912,801		3.000%, due 04/01/45	14,843,434	0.3
35,320,000	W	3.000%, due 01/18/47	35,090,134	0.8
15,955,049		4.000%, due 12/01/39	16,781,752	0.4
25,720,000	W	4.000%, due 08/25/40	27,041,667	0.6
255,447,545		1.774%-7.500%, due 01/01/18-08/01/46	272,202,929	6.2
			385,389,415	8.7
		Government National Mortgage Association: 2.1%
21,569,000	W	3.000%, due 01/15/43	21,840,718	0.5
18,580,000	W	3.500%, due 10/20/41	19,315,579	0.4
23,901,270		3.500%, due 07/20/46	24,880,046	0.6
24,486,720		4.000%-5.500%, due 11/15/35-10/20/60	26,420,489	0.6
			92,456,832	2.1
		Total U.S. Government Agency Obligations (Cost $705,648,768)	709,432,134	16.1
ASSET-BACKED SECURITIES: 10.0%
		Automobile Asset-Backed Securities: 0.7%
2,360,000	#	MMCA Auto Owner Trust 2014-A C, 2.260%, 10/15/20	2,372,439	0.1
7,030,000	#	Santander Drive Auto Receivables Trust 2013-A E, 4.710%, 01/15/21	7,210,674	0.2
6,130,000		Santander Drive Auto Receivables Trust 2014-3 D, 2.650%, 08/17/20	6,203,203	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
1,850,000	#	SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/21	$1,847,707	0.0
14,020,000		Other Securities	14,088,086	0.3
			31,722,109	0.7
		Home Equity Asset-Backed Securities: 0.2%
2,400,000		Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2 M4, 1.671%, 03/25/35	2,161,578	0.1
4,584,161		Other Securities	4,263,865	0.1
			6,425,443	0.2
		Other Asset-Backed Securities: 8.9%
3,000,000	#	1776 CLO Ltd. 2006-1A D, 2.633%, 05/08/20	2,852,124	0.1
5,032,017	#	Ajax Mortgage Loan Trust 2016-C, 4.000%, 10/25/57	5,055,271	0.1
10,780,000	#	ALM VII Ltd. 2012-7A A1R, 2.334%, 10/15/28	10,812,092	0.2
6,860,000	#	ALM VII R-2 Ltd., 2.887%, 10/15/27	6,859,328	0.2
4,090,000	#	ALM VIII Ltd. 2013-8A A1R, 2.343%, 10/15/28	4,099,300	0.1
2,300,000	#	American Homes 4 Rent 2015-SFR1 E, 5.639%, 04/17/52	2,319,152	0.1
2,563,992	#,^	American Homes 4 Rent 2015-SFR1 XS, 04/17/52	—	—
2,000,000	#	American Homes 4 Rent 2015-SFR2 C, 4.691%, 10/17/45	2,070,015	0.0
2,200,000	#	American Homes 4 Rent 2015-SFR2 D, 5.036%, 10/17/45	2,301,149	0.1
12,633,142	#,^	American Homes 4 Rent 2015-SFR2 XS, 10/17/45	—	—
10,000,000	#	Apidos CLO XI, 2.324%, 01/17/28	10,015,790	0.2
4,670,000	#	Apidos CLO XI, 2.834%, 01/17/28	4,674,539	0.1
1,540,000	#	Apidos CLO XIV 2013-14A D, 4.380%, 04/15/25	1,522,270	0.1
4,200,000	#	Apidos CLO XVII, 2.733%, 04/17/26	4,200,000	0.1
7,370,000	#	Apidos CLO XVII, 3.383%, 04/17/26	7,370,000	0.2
5,370,000	#	Apidos Clo XXV 2016-25A A1, 2.203%, 10/20/28	5,370,822	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
469,521	#	AVANT Loans Funding Trust 2015-A A, 4.000%, 08/16/21	$471,183	0.0
12,350,000	#	Benefit Street Partners CLO IV Ltd., 2.233%, 01/20/29	12,350,000	0.3
5,827,500	#	Blue Hill CLO 2013-1A A, 2.360%, 01/15/26	5,829,277	0.1
9,600,000	#	BlueMountain CLO 2012-2 Ltd., 2.304%, 11/20/28	9,615,878	0.2
4,400,000	#	BlueMountain CLO 2013-1 Ltd., 2.106%, 01/20/29	4,399,463	0.1
5,260,000	#	BlueMountain CLO 2013-1 Ltd., 2.656%, 01/20/29	5,259,353	0.1
5,850,000	#	BlueMountain CLO 2014-4 Ltd., 3.437%, 11/30/26	5,849,889	0.2
5,070,000	#	BlueMountain CLO 2015-1 Ltd., 3.235%, 04/13/27	5,070,000	0.1
10,000,000	#	BlueMountain CLO III Ltd. 2007-3A C, 1.683%, 03/17/21	9,956,880	0.2
4,570,000	#	Burnham Park Clo Ltd. 2016-1A A, 2.318%, 10/20/29	4,569,858	0.1
5,059,914	#	Callidus Debt Partners Clo Fund VI Ltd. 6A A1T, 1.142%, 10/23/21	5,021,995	0.1
3,000,000	#	Canaras Summit CLO Ltd. 2007-1A B, 1.473%, 06/19/21	2,963,913	0.1
7,000,000	#	Canaras Summit CLO Ltd. 2007-1A C, 1.793%, 06/19/21	6,846,140	0.1
4,190,000	#	Carlyle Global Market Strategies CLO 2012-4 Ltd., 2.330%, 01/20/29	4,201,791	0.1
13,380,000	#	Cedar Funding VI CLO Ltd. 2016-6A A1, 2.344%, 10/20/28	13,395,909	0.3
5,730,000	#	Cent CLO 21 Ltd., 2.276%, 07/27/26	5,718,701	0.1
6,440,000	#	Cent CLO 22 Ltd., 2.836%, 11/07/26	6,439,916	0.2
5,103,743	#	CIFC Funding 2006-2A B2L, 4.931%, 03/01/21	5,103,560	0.1
10,400,000	#	CIFC Funding 2006-I2A B1L, 2.531%, 03/01/21	10,380,926	0.2
3,550,000	#	CIFC Funding 2014-IV Ltd., 3.647%, 10/17/26	3,550,000	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
4,110,000	#	CIFC Funding 2016-I Ltd., 2.224%, 10/21/28	$4,109,967	0.1
6,500,000	#	Cornerstone CLO Ltd. 2007-1A C, 3.280%, 07/15/21	6,499,948	0.1
15,250,000	#	Dryden 33 Senior Loan Fund 2014-33A AR, 2.310%, 10/15/28	15,278,609	0.3
1,600,000	#	Gale Force 3 CLO Ltd. 2007-3A D, 2.278%, 04/19/21	1,547,347	0.0
2,875,000	#	GoldenTree Loan Opportunities III Ltd. 2007-3A C, 2.136%, 05/01/22	2,866,950	0.1
5,503,010	#	HERO Funding Trust 2015-2A A, 3.990%, 09/20/40	5,619,949	0.1
5,884,333	#	HERO Funding Trust 2015-3A A, 4.280%, 09/20/41	6,075,574	0.2
733,030	#	Hillmark Funding Ltd. 2006-1A A1, 1.161%, 05/21/21	730,166	0.0
2,900,000	#	Invitation Homes Trust 2014-SFR2 E, 3.830%, 06/17/32	2,897,051	0.1
6,690,000	#	LCM XXIII Ltd., 2.506%, 10/20/29	6,689,947	0.1
6,710,000	#	LCM XXIII Ltd., 2.901%, 10/20/29	6,709,926	0.2
4,000,000	#	Madison Park Funding Ltd. 2007-6A E, 6.134%, 07/26/21	4,001,592	0.1
3,120,000	#	Madison Park Funding X Ltd. 2012-10A BR, 2.778%, 01/20/29	3,119,978	0.1
13,400,000	#	Magnetite CLO Ltd. 2016-18A A, 2.253%, 11/15/28	13,399,584	0.3
5,250,000	#	Magnetite VIII Ltd. 2014-8A BR, 2.630%, 04/15/26	5,249,932	0.1
1,181,148	#	Marketplace Loan Trust Series 2015-AV1 A, 4.000%, 09/15/21	1,186,464	0.0
2,020,406	#	Marketplace Loan Trust Series 2015-AV2 A, 4.000%, 10/15/21	2,033,033	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
2,090,000	#	Oaktree EIF II Series B1 Ltd., 2.456%, 02/15/26	$2,090,504	0.0
2,500,000	#	Ocean Trails CLO I 2006-1A B, 1.624%, 10/12/20	2,499,435	0.1
7,900,000	#	OHA Loan Funding 2012-1 Ltd., 2.761%, 01/23/27	7,899,968	0.2
7,070,000	#	OHA Loan Funding 2015-1 Ltd., 2.347%, 08/15/29	7,069,972	0.1
7,900,000	#	OHA Loan Funding 2015-1 Ltd., 2.737%, 08/15/29	7,900,000	0.2
8,200,000	#	Progress Residential 2015-SFR2 E, 4.427%, 06/12/32	8,023,000	0.2
8,190,000	#	Shackleton 2016-IX CLO Ltd., 2.364%, 10/20/28	8,189,754	0.2
2,551,371	#	SoFi Consumer Loan Program 2016-1A A, 3.260%, 08/25/25	2,558,871	0.1
2,000,000	#	SoFi Consumer Loan Program 2016-2A B, 4.770%, 10/27/25	1,993,532	0.0
4,630,000	#	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	4,668,619	0.1
10,200,000	#	Symphony CLO Ltd. 2012-9A AR, 2.303%, 10/16/28	10,199,949	0.2
4,200,000	#	Symphony CLO Ltd. 2016-18A B, 2.746%, 01/23/28	4,200,000	0.1
8,100,000	#	Symphony CLO XIV Ltd. 2014 -14A A2, 2.361%, 07/14/26	8,101,733	0.2
4,688,250	#	Taco Bell Funding 2016-1A A2I, 3.832%, 05/25/46	4,716,499	0.1
12,650,000	#	Wind River CLO Ltd. 2016-2A A, 2.386%, 11/01/28	12,661,410	0.3
14,452,171		Other Securities	14,042,052	0.3
			391,347,799	8.9
		Student Loan: 0.2%
3,208,241	#	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	3,218,588	0.1
3,937,194	#	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/40	3,916,519	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Student Loan (continued)
1,500,000	#	Earnest Student Loan Program 2016-C B, 4.460%, 01/26/37	$1,472,255	0.0
482,372	#	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/33	482,274	0.0
			9,089,636	0.2
		Total Asset-Backed Securities (Cost $436,439,622)	438,584,987	10.0

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 14.6%
	Affiliated Investment Companies: 14.6%
8,588,361	Voya Emerging Markets Corporate Debt Fund - Class P	83,135,332	1.9
13,448,289	Voya Emerging Markets Hard Currency Debt Fund - Class P	126,279,438	2.9
8,331,463	Voya Emerging Markets Local Currency Debt Fund - Class P	59,236,701	1.3
2,312,207	Voya Floating Rate Fund - Class P	23,029,585	0.5
12,192,483	Voya High Yield Bond Fund - Class P	98,027,562	2.2
12,180,323	Voya Investment Grade Credit Fund - Class P	131,182,083	3.0
12,387,262	Voya Securitized Credit Fund - Class P	123,996,498	2.8
	Total Mutual Funds (Cost $673,588,479)	644,887,199	14.6
	Total Long-Term Investments (Cost $4,530,790,055)	4,518,233,953	102.7

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.7%
		Corporate Bonds/Notes: 0.4%
4,242,000	#	Barclays Bank PLC, 6.050%, 12/04/17	4,384,039	0.1
3,561,000		Becton Dickinson and Co., 1.800%, 12/15/17	3,569,699	0.1
1,010,000		Discover Financial Services, 6.450%, 06/12/17	1,030,909	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Corporate Bonds/Notes (continued)
5,155,000	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	$5,184,353	0.1
2,328,000	Southwestern Electric Power Co., 5.550%, 01/15/17	2,330,731	0.1
		16,499,731	0.4
	U.S. Government Agency Obligations: 0.0%
410	Fannie Mae, 1.256%, 03/25/17	411	0.0
743	Fannie Mae, 4.500%, 10/01/17	764	0.0
34,364	Fannie Mae, 4.500%, 11/01/17	35,334	0.0
1,242	Fannie Mae, 6.000%, 11/01/17	1,250	0.0
10	Fannie Mae, 6.000%, 02/01/17	10	0.0
6	Fannie Mae, 6.000%, 03/01/17	6	0.0
1,097	Fannie Mae, 6.000%, 04/01/17	1,099	0.0
4,391	Fannie Mae, 6.000%, 05/01/17	4,404	0.0
53	Fannie Mae, 6.500%, 02/01/17	53	0.0
269	Fannie Mae, 6.500%, 03/01/17	269	0.0
492	Fannie Mae, 6.500%, 04/01/17	492	0.0
7,120	Fannie Mae, 6.000%, 06/01/17	7,154	0.0
2,823	Fannie Mae, 6.000%, 08/01/17	2,839	0.0
11,524	Fannie Mae, 6.000%, 09/01/17	11,610	0.0
		65,695	0.0
	Securities Lending Collateralcc: 5.0%
11,078,883	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $11,079,502, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $11,301,103, due 12/31/17-10/20/46)	11,078,883	0.2
52,641,126	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $52,644,010, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $53,693,948, due 01/25/17-10/20/66)	52,641,126	1.2
52,641,126	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $52,644,126, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $53,693,949, due 03/02/17-02/01/49)	52,641,126	1.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
52,641,126	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $52,644,010, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $53,693,951, due 01/15/17-08/20/66)	$52,641,126	1.2
52,641,126	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $52,644,876, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $53,978,686, due 04/15/18-02/15/46)	52,641,126	1.2
		221,643,387	5.0
	Collateralized Mortgage Obligations: 0.0%
142,560	Freddie Mac REMIC Trust 2543 AN, 5.000%, 12/15/17	144,440	0.0
68	Freddie Mac, 6.000%, 10/01/17	68	0.0
		144,508	0.0
	U.S. Treasury Notes: 0.0%
51,000	United States Treasury Note, 0.875%, 11/30/17	51,009	0.0
20,000	United States Treasury Note, 1.000%, 12/31/17	20,017	0.0
		71,026	0.0
	Foreign Government Bonds: 0.1%
500,000	Eksportfinans ASA, 5.500%, 06/26/17	507,700	0.0
500,000	Majapahit Holding BV, 7.250%, 06/28/17	512,500	0.1
		1,020,200	0.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
9,126,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $9,126,000)	9,126,000	0.2
	Total Short-Term Investments (Cost $248,533,582)	248,570,547	5.7

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
Total Investments in Securities (Cost $4,779,323,637)	$4,766,804,500	108.4
Liabilities in Excess of Other Assets	(368,430,606)	(8.4)
Net Assets	$4,398,373,894	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

cc
Represents securities purchased with cash collateral received for securities on loan.

W
Settlement is on a when-issued or delayed-delivery basis.

L
Loaned security, a portion or all of the security is on loan at December 31, 2016.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $4,783,058,757.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$62,410,332
Gross Unrealized Depreciation	(78,664,589)
Net Unrealized Depreciation	$(16,254,257)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Mutual Funds	$644,887,199	$—	$—	$644,887,199
Corporate Bonds/Notes	—	1,411,569,051	—	1,411,569,051
Collateralized Mortgage Obligations	—	611,955,124	—	611,955,124
Municipal Bonds	—	2,064,258	—	2,064,258
Short-Term Investments	9,126,000	239,444,547	—	248,570,547
Foreign Government Bonds	—	6,537,013	—	6,537,013
U.S. Treasury Obligations	—	514,030,602	—	514,030,602
U.S. Government Agency Obligations	—	709,432,134	—	709,432,134
Asset-Backed Securities	—	435,034,987	3,550,000	438,584,987
Commercial Mortgage-Backed Securities	—	179,173,585	—	179,173,585
Total Investments, at fair value	$654,013,199	$4,109,241,301	$3,550,000	$4,766,804,500
Other Financial Instruments+
Centrally Cleared Swaps	—	24,645,260	—	24,645,260
Forward Foreign Currency Contracts	—	520,565	—	520,565
Futures	970,704	—	—	970,704
Total Assets	$654,983,903	$4,134,407,126	$3,550,000	$4,792,941,029
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(10,646,657)	$—	$(10,646,657)
Forward Foreign Currency Contracts	—	(758,567)	—	(758,567)
Futures	(3,249,700)	—	—	(3,249,700)
Total Liabilities	$(3,249,700)	$(11,405,224)	$—	$(14,654,924)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2016	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$75,893,382	$4,223,236	$—	$3,018,714	$83,135,332	$4,223,235	$—	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	114,426,869	7,483,206	—	4,369,363	126,279,438	7,483,206	—	—
Voya Emerging Markets Local Currency Debt Fund - Class P	56,096,074	892	—	3,139,735	59,236,701	893	—	—
Voya Floating Rate Fund - Class P	21,237,355	1,069,452	—	722,778	23,029,585	1,066,417	—	—
Voya High Yield Bond Fund - Class P	96,391,981	5,916,950	(11,699,762)	7,418,393	98,027,562	5,915,058	(979,762)	—
Voya Investment Grade Credit Fund Class P	121,933,330	5,184,949	—	4,063,804	131,182,083	5,184,909	—	—
Voya Securitized Credit Fund Class P	117,360,889	6,550,810	—	84,799	123,996,498	6,551,064	—	—
	$603,339,880	$30,429,495	$(11,699,762)	$22,817,586	$644,887,199	$30,424,782	$(979,762)	$—

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2016, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citibank N.A.	Czech Koruna	19,403,537	Buy	01/27/17	$777,522	$756,849	$(20,673)
HSBC Bank USA N.A.	Singapore Dollar	1,301,141	Buy	03/10/17	900,728	898,169	(2,559)
							$(23,232)
The Bank of New York Mellon	Malaysian Ringgit	20,214,909	Sell	03/10/17	$4,572,371	$4,491,107	$81,264
Barclays Bank PLC	Philippine Peso	30,666,070	Sell	03/10/17	608,695	612,392	(3,697)
Barclays Bank PLC	Thai Baht	142,019,697	Sell	03/10/17	3,987,659	3,964,649	23,010
Citibank N.A.	Turkish Lira	11,701,978	Sell	01/27/17	3,509,231	3,300,805	208,426
Citibank N.A.	Brazilian Real	10,946,559	Sell	02/10/17	3,137,809	3,325,333	(187,524)
Citibank N.A.	Colombian Peso	6,651,495,118	Sell	02/10/17	2,093,970	2,198,998	(105,028)
Goldman Sachs International	Romanian New Leu	2,063,414	Sell	01/27/17	492,094	478,927	13,167
HSBC Bank USA N.A.	Polish Zloty	13,782,743	Sell	01/27/17	3,362,752	3,292,070	70,682
HSBC Bank USA N.A.	Mexican Peso	78,679,027	Sell	02/10/17	3,795,744	3,774,116	21,628
JPMorgan Chase Bank N.A.	Russian Ruble	225,086,922	Sell	01/27/17	3,420,514	3,642,268	(221,754)
JPMorgan Chase Bank N.A.	Indonesian Rupiah	50,194,746,125	Sell	03/10/17	3,720,886	3,681,384	39,502
Morgan Stanley Capital Services LLC	South African Rand	56,586,342	Sell	01/27/17	3,882,656	4,099,988	(217,332)
Morgan Stanley Capital Services LLC	Hungarian Forint	884,306,740	Sell	01/27/17	3,075,332	3,012,446	62,886
							$(214,770)

At December 31, 2016, the following futures contracts were outstanding for Voya Intermediate Bond Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
CBOE Volatility Index	785	01/18/17	$11,873,125	$689,706
U.S. Treasury 10-Year Note	1,780	03/22/17	221,220,625	(963,171)
U.S. Treasury 2-Year Note	671	03/31/17	145,397,313	(63,638)
U.S. Treasury 5-Year Note	1,377	03/31/17	162,023,411	(562,040)
U.S. Treasury Ultra Long Bond	906	03/22/17	145,186,500	(1,660,851)
			$685,700,974	$(2,559,994)
Short Contracts
U.S. Treasury Long Bond	(10)	03/22/17	(1,506,562)	14,851
U.S. Treasury Ultra 10-Year Note	(2,128)	03/22/17	(285,285,000)	266,147
			$(286,791,562)	$280,998

At December 31, 2016, the following centrally cleared credit default swaps were outstanding for Voya Intermediate Bond Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment Grade Index Series 26, Version 1	Buy	(1.000)	Intercontinental Exchange	06/20/21	USD 125,000,000	$(2,087,625)	$(732,465)
						$(2,087,625)	$(732,465)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2016, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Portfolio:
	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.372% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/30	USD 50,908,000	$(730,928)	$(730,928)
Receive a fixed rate equal to 2.510% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/35	USD 29,003,000	(290,259)	(290,259)
Receive a fixed rate equal to 2.593% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/40	USD 40,443,000	(89,477)	(89,477)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.619%	Chicago Mercantile Exchange	10/13/45	USD 35,916,000	(30,691)	(30,691)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD 444,148,000	(300,218)	(300,218)
Receive a fixed rate equal to 1.460% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/20	USD 225,664,000	(2,964,030)	(2,964,030)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.885%	Chicago Mercantile Exchange	12/05/21	USD 133,209,000	526,929	526,929
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.830%	Chicago Mercantile Exchange	12/06/21	USD 105,333,000	692,463	692,463
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.780%	Chicago Mercantile Exchange	10/13/22	USD 112,415,000	1,739,548	1,739,548
Receive a fixed rate equal to 2.126% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/10/26	USD 159,717,000	(4,140,901)	(4,140,901)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.618%	Chicago Mercantile Exchange	06/27/26	USD 21,168,000	1,308,482	1,308,482
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.621%	Chicago Mercantile Exchange	06/27/26	USD 21,168,000	1,302,946	1,302,946
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.646%	Chicago Mercantile Exchange	06/27/26	USD 21,168,000	1,257,733	1,257,733
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.625%	Chicago Mercantile Exchange	06/27/26	USD 12,444,000	762,598	762,598
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.621%	Chicago Mercantile Exchange	06/27/26	USD 21,169,000	1,304,853	1,304,853
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.902%	Chicago Mercantile Exchange	06/28/26	USD 159,717,000	5,838,971	5,838,971
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.538%	Chicago Mercantile Exchange	09/22/26	USD 4,716,387	336,776	336,776
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.558%	Chicago Mercantile Exchange	09/22/26	USD 31,421,000	2,190,177	2,190,177
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.546%	Chicago Mercantile Exchange	09/22/26	USD 6,287,000	444,950	444,950
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.558%	Chicago Mercantile Exchange	09/22/26	USD 31,428,000	2,189,265	2,189,265
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.562%	Chicago Mercantile Exchange	09/22/26	USD 35,704,613	2,475,724	2,475,724
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.539%	Chicago Mercantile Exchange	09/22/26	USD 31,868,000	2,273,845	2,273,845
Receive a fixed rate equal to 2.312% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/05/26	USD 133,209,000	(461,721)	(461,721)
Receive a fixed rate equal to 2.255% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/06/26	USD 105,333,000	(905,967)	(905,967)
				$14,731,068	$14,731,068

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$520,565
Equity contracts	Net Assets — Unrealized appreciation*	689,706
Interest rate contracts	Net Assets — Unrealized appreciation*	280,998
Interest rate contracts	Net Assets — Unrealized appreciation**	24,645,260
Total Asset Derivatives		$26,136,529
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$758,567
Interest rate contracts	Net Assets — Unrealized depreciation*	3,249,700
Credit contracts	Net Assets — Unrealized depreciation**	732,465
Interest rate contracts	Net Assets — Unrealized depreciation**	9,914,192
Total Liability Derivatives		$14,654,924

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(298,750)	$—	$—	$(4,521,527)	$—	$(4,820,277)
Equity contracts	—	—	1,278,431	—	—	1,278,431
Foreign exchange contracts	—	(1,558,449)	—	(756,918)	—	(2,315,367)
Interest rate contracts	(2,674,345)	—	12,684,985	(27,042,812)	2,642,029	(14,390,143)
Total	$(2,973,095)	$(1,558,449)	$13,963,416	$(32,321,257)	$2,642,029	$(20,247,356)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**	Futures	Swaps	Total
Credit contracts	$—	$—	$(66,753)	$(66,753)
Equity contracts	—	689,706	—	689,706
Foreign exchange contracts	(239,424)	—	—	(239,424)
Interest rate contracts	—	(2,219,974)	15,914,955	13,694,981
Total	$(239,424)	$(1,530,268)	$15,848,202	$14,078,510

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2016:
	Barclays Bank PLC	BNP Paribas Bank	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	The Bank of New York	Totals
Assets:
Forward foreign currency contracts	$23,010	$—	$208,426	$13,167	$92,310	$39,502	$62,886	$81,264	$520,565
Total Assets	$23,010	$—	$208,426	$13,167	$92,310	$39,502	$62,886	$81,264	$520,565
Liabilities:
Forward foreign currency contracts	$3,697	$—	$313,225	$—	$2,559	$221,754	$217,332	$—	$758,567
Total Liabilities	$3,697	$—	$313,225	$—	$2,559	$221,754	$217,332	$—	$758,567
Net OTC derivative instruments by counterparty, at fair value	$19,313	$—	$(104,799)	$13,167	$89,751	$(182,252)	$(154,446)	$81,264	$(238,002)
Total collateral pledged by the Portfolio/(Received from counterparty)	$(19,313)	$—	$—	$—	$—	$—	$—	$—	$(19,313)
Net Exposure(1)(2)	$—	$—	$(104,799)	$13,167	$89,751	$(182,252)	$(154,446)	$81,264	$(257,315)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At December 31, 2016, the Portfolio received $61,000 from Barclays Bank PLC. Excess cash collateral is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.2%
		Consumer Discretionary: 14.0%
437,128		American Eagle Outfitters, Inc.	$6,631,232	1.0
111,402		Cheesecake Factory	6,670,752	1.0
117,499	@	Dave & Buster’s Entertainment, Inc.	6,615,194	0.9
190,451	@	Imax Corp.	5,980,161	0.9
74,115		Marriott Vacations Worldwide Corp.	6,288,658	0.9
162,584	@	Meritage Homes Corp.	5,657,923	0.8
283,379		Red Rock Resorts, Inc.	6,571,559	0.9
1,436,583		Other Securities	52,707,408	7.6
			97,122,887	14.0
		Consumer Staples: 2.5%
241,474	@	Performance Food Group Co.	5,795,376	0.8
922,688		Other Securities(a)	11,474,283	1.7
			17,269,659	2.5
		Energy: 3.7%
232,173	@	Unit Corp.	6,238,489	0.9
1,018,632		Other Securities(a)	19,290,685	2.8
			25,529,174	3.7
		Financials: 19.0%
117,282		Bank of the Ozarks, Inc.	6,167,860	0.9
130,004		Banner Corp.	7,255,523	1.1
125,060		Chemical Financial Corp.	6,774,500	1.0
158,216		Great Western Bancorp, Inc.	6,896,636	1.0
128,963		Horace Mann Educators Corp.	5,519,616	0.8
495,331		Investors Bancorp, Inc.	6,909,868	1.0
172,692		MB Financial, Inc.	8,156,243	1.2
442,937		OM Asset Management Plc	6,422,587	0.9
380,296		Radian Group, Inc.	6,837,722	1.0
129,657		Renasant Corp.	5,474,119	0.8
134,537		Selective Insurance Group	5,791,818	0.8
95,568		Simmons First National Corp.	5,939,551	0.9
118,022		Webster Financial Corp.	6,406,234	0.9
133,715		WSFS Financial Corp.	6,197,690	0.9
1,202,903		Other Securities(a)	40,239,133	5.8
			130,989,100	19.0
		Health Care: 8.7%
152,669	@	AMN Healthcare Services, Inc.	5,870,123	0.9
93,513	@	NuVasive, Inc.	6,299,036	0.9
1,427,293		Other Securities(a)	47,831,832	6.9
			60,000,991	8.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 14.2%
129,725	@	Atlas Air Worldwide Holdings, Inc.	$6,765,159	1.0
131,716		Barnes Group, Inc.	6,245,973	0.9
161,415		Healthcare Services Group, Inc.	6,322,625	0.9
161,374	@	On Assignment, Inc.	7,126,276	1.0
47,504	@	Teledyne Technologies, Inc.	5,842,992	0.9
89,452		Watts Water Technologies, Inc.	5,832,270	0.9
81,362		Woodward, Inc.	5,618,046	0.8
1,069,267		Other Securities	54,121,525	7.8
			97,874,866	14.2
		Information Technology: 18.1%
167,711	@	Blackhawk Network Holdings, Inc.	6,318,512	0.9
51,314	@	CACI International, Inc.	6,378,330	0.9
115,454	@	Cardtronics plc	6,300,325	0.9
113,739	@	Commvault Systems, Inc.	5,846,185	0.8
142,613	@	Cornerstone OnDemand, Inc.	6,033,956	0.9
134,960	@	Electronics for Imaging, Inc.	5,919,346	0.9
57,200		Fair Isaac Corp.	6,819,384	1.0
38,843		Littelfuse, Inc.	5,895,202	0.9
532,525	@	Photronics, Inc.	6,017,532	0.9
162,178	@	Verint Systems, Inc.	5,716,775	0.8
2,190,509		Other Securities(a)	63,929,655	9.2
			125,175,202	18.1
		Materials: 6.2%
260,097		Commercial Metals Co.	5,664,913	0.8
118,278		HB Fuller Co.	5,714,010	0.8
77,392		Minerals Technologies, Inc.	5,978,532	0.9
296,255		Olin Corp.	7,587,091	1.1
599,242		Other Securities(a)	18,081,847	2.6
			43,026,393	6.2
		Real Estate: 6.5%
614,161		Gramercy Property Trust	5,637,998	0.8
170,800		Hudson Pacific Properties, Inc.	5,940,424	0.9
147,454		QTS Realty Trust, Inc.	7,321,091	1.1
1,000,249		Other Securities	26,197,620	3.7
			45,097,133	6.5
		Telecommunication Services: 0.6%
106,598		Other Securities	4,407,827	0.6
		Utilities: 1.7%
213,348		Other Securities	11,947,585	1.7
		Total Common Stock (Cost $537,944,057)	658,440,817	95.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2016 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.9%
96,325	iShares Russell 2000 ETF	$12,989,426	1.9
	Total Exchange-Traded Funds (Cost $11,102,126)	12,989,426	1.9
	Total Long-Term Investments (Cost $549,046,183)	671,430,243	97.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.6%
	Securities Lending Collateralcc: 2.2%
3,556,570	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $3,556,769, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $3,627,908, due 12/31/17-10/20/46)	3,556,570	0.5
3,556,570	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $3,556,765, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $3,627,701, due 01/25/17-10/20/66)	3,556,570	0.5
3,556,570	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $3,556,773, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,627,701, due 03/02/17-02/01/49)	3,556,570	0.5
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
748,512	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $748,553, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $763,482, due 10/31/18-11/30/22)	$748,512	0.1
3,556,570	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $3,556,765, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $3,627,701, due 01/15/17-08/20/66)	3,556,570	0.6
		14,974,792	2.2
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.4%
23,480,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $23,480,000)	23,480,000	3.4
	Total Short-Term Investments (Cost $38,454,792)	38,454,792	5.6
	Total Investments in Securities (Cost $587,500,975)	$709,885,035	102.7
	Liabilities in Excess of Other Assets	(18,757,762)	(2.7)
	Net Assets	$691,127,273	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2016 (continued)

†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $590,898,425.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$136,415,602
Gross Unrealized Depreciation	(17,428,992)
Net Unrealized Appreciation	$118,986,610

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$658,440,817	$—	$—	$658,440,817
Exchange-Traded Funds	12,989,426	—	—	12,989,426
Short-Term Investments	23,480,000	14,974,792	—	38,454,792
Total Investments, at fair value	$694,910,243	$14,974,792	$—	$709,885,035

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2016 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Balanced Portfolio
Class I	NII	$0.2547
Class S	NII	$0.2134
Voya Global Equity Portfolio
Class ADV	NII	$0.2037
Class I	NII	$0.2468
Class S	NII	$0.2268
Class S2	NII	$0.2102
Class T	NII	$0.1917
Voya Government Money Market Portfolio
Class I	NII	$0.0008
Class S	NII	$0.0000*
All Classes	STCG	$0.0009
Voya Growth and Income Portfolio
Class ADV	NII	$0.4313
Class I	NII	$0.5670
Class S	NII	$0.4909
Class S2	NII	$0.4573
All Classes	LTCG	$2.3748
Portfolio Name	Type	Per Share Amount
Voya Intermediate Bond Portfolio
Class ADV	NII	$0.3585
Class I	NII	$0.4049
Class S	NII	$0.3813
Class S2	NII	$0.3673
Voya Small Company Portfolio
Class ADV	NII	$—
Class I	NII	$0.0938
Class R6	NII	$0.0938
Class S	NII	$0.0397
All Classes	STCG	$0.0050
All Classes	LTCG	$1.8933

NII - Net investment income
STCG - Short-term capital gain
LTCG - Long-term capital gain
*
Amount rounds to $0.0000.

Of the ordinary distributions made during the year ended December 31, 2016, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Balanced Portfolio	51.31%
Voya Global Equity Portfolio	46.21%
Voya Growth and Income Portfolio	100.00%
Voya Small Company Portfolio	99.97%
For the year ended December 31, 2016, 100% of ordinary income dividends paid by Voya Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Government Money Market Portfolio	$2,549
Voya Growth and Income Portfolio	$282,190,501
Voya Small Company Portfolio	$55,067,592
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of each Company/Trust are managed under the direction of the Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee (“Independent Director/Trustee”). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Independent Directors/Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director/Trustee	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Director/Trustee	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director/Trustee	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director/Trustee	May 2013 – Present	Retired.	151	None.
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Director/Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director/Trustee	December 2007 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director/Trustee	May 2013 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director/Trustee	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director/Trustee	May 2013 – Present	Consultant (May 2001 – Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director/Trustee	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director/Trustee	May 2013 – Present	Retired.	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Director/Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director/Trustee	December 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April
					2009 – Present).

(1)
Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director/Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors /Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for the purposes of appointing a successor to the Independent Director/Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2017.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company/Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	December 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	April 2002 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	March 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	May 2013 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	May 2013 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Directors/Trustees (the “Board”) of Voya Balanced Portfolio, Inc., Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Variable Funds, and Voya Variable Portfolios, Inc. (collectively, the “Registrants”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Balanced Portfolio, Voya Government Money Market Portfolio, Voya Global Equity Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio, and Voya Small Company Portfolio (collectively, the “Portfolios”), as such term is defined under the 1940 Act (the “Independent Directors/Trustees”), must annually review and approve the Portfolios’ existing investment management and sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Directors/Trustees, considered whether to renew and approve the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (“Adviser”) and the Portfolios, and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Adviser”) effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management and Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Contracts was set to expire on November 17, 2016 (the same date of the Board’s meeting to discuss the annual renewal/approval). In addition, at a meeting held on November 17, 2016, the Board, including a majority of the Independent Directors/Trustees, considered whether to renew and approve the Management and Sub-Advisory Contracts effective through November 30, 2017.
In addition to the Board meetings on October 18, 2016 and November 17, 2016, the Independent Directors/Trustees also held separate meetings outside the presence of Management on October 18, 2016, and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors/Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors/Trustees.
At its October 18, 2016 meeting, the Board, including the Independent Directors/Trustees, voted to renew the
Management and Sub-Advisory Contracts for the Portfolios effective through November 30, 2016. At its November 17, 2016 meeting, the Board, including the Independent Directors/Trustees, voted to renew the Management Contracts and Sub-Advisory Contracts for the Portfolios effective through November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Directors/Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meetings the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Directors/Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of each Portfolio have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Portfolio, have chosen the Portfolio as an investment.
Overview of the Contract Renewal and Approval Process
The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for Voya funds, including the Portfolios’ existing Management and Sub-Advisory Contracts (the “Contract Review Process”).
The Contract Review Process has evolved as the Board’s membership has changed through periodic retirements of

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

some Directors/Trustees and the appointment and election of new Directors/Trustees. In addition, the Independent Directors/Trustees have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.
The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark, and/or Morningstar, Inc. (“Morningstar”) category average and/or median, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where a Portfolio’s performance has lagged its Selected Peer Group (defined below).
The type and format of the information provided to the Board or to legal counsel for the Independent Directors/Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Directors/Trustees and sets out a blueprint pursuant to which the Independent Directors/Trustees request, and Management provides, certain information that the Independent Directors/Trustees deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Directors/Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Directors/Trustees in developing and determining a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on each Portfolio’s particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Directors/Trustees review, evaluate and update the 15(c) Methodology Guide at least annually.
Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Directors/Trustees’ review of investment management and sub-advisory arrangements (including the Portfolios’ Management and Sub-Advisory Contracts). The Independent Directors/Trustees have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.
The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Management and Sub-Advisory Contracts at its October 18, 2016 and November 17, 2016 meetings that would be effective through November 30, 2016 and November 30, 2017, respectively. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.
Nature, Extent and Quality of Service
In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Directors/Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.
The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Portfolios. The Adviser conducts day-to-day oversight of the Portfolios’ operations and risks but may delegate certain management responsibilities to one or more Sub-Advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Portfolios.
The materials requested by the Independent Directors/Trustees and provided to the Board, K&L Gates and/or

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

independent consultants that assisted the Independent Directors/Trustees prior to the October 18, 2016 and November 17, 2016 Board meetings included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio (and, if managed by more than one Sub-Adviser, of the individual sleeves of the Portfolio) and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Portfolios to a series of questions posed by K&L Gates on behalf of the Independent Directors/Trustees; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser (or the parent company of certain unaffiliated sub-advisers); (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Portfolio’s) investment management and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Registrants’ Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.
For each Portfolio, a specific class of shares was used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. The specific class of shares generally was selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Groups.
In arriving at its conclusions with respect to the Management Contracts, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the applicable Portfolios and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Portfolios that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.
The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Portfolio in the Voya funds.
The Board also considered that in the course of monitoring performance of the Sub-Advisers, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to its Morningstar category average and/or median and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

may arise on a day-to-day basis regarding the Sub-Advisers and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.
The Board considered that the Portfolios also benefit from the services of the IRMD, under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.
The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.
In considering the Portfolios’ Management Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.
Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the
Registrants’ Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.
The Board requested and considered information regarding the staffing of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the compensation arrangements for each Portfolio’s portfolio management team. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to provide high-quality services to the Portfolios. The Board also considered the financial stability of the Adviser and the Sub-Adviser.
Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.
Portfolio Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category average, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.
In addition, the Board also considered at its October 18, 2016 and November 17, 2016 meetings certain additional

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

data regarding performance and Portfolio asset levels as of August 31, 2016 and September 30, 2016, respectively. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.
Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers, which the Board monitors over time. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Directors/Trustees also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance.
Information Regarding Services to Other Clients
The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Rates, Profitability and Fall-out Benefits
The Board reviewed and considered each contractual management fee rate payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.
The Board requested information regarding and considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and each Voya-affiliated Sub-Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution services.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.
In considering the Management and Sub-Advisory Contracts, the Board noted that, at the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in Sub-Adviser or portfolio managers; and strategy modifications.
In making its determinations, the Board based its conclusions as to the reasonableness of the management and sub-advisory fees of the Adviser and each Sub-Adviser primarily on the factors described for each Portfolio below.
Portfolio-by-Portfolio Analysis
The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its October 18, 2016 and November 17, 2016 meetings in relation to approving each Portfolio’s Management and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and/or average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya Balanced Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya
Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented, with the exception of the three-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date, three-year and five-year periods, and the fourth quintile for the one-year and ten-year periods. In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Government Money Market Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Government Money Market Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Morningstar category average for all periods presented, with the exception of the one-year period, during which it equaled; and (2) the Portfolio outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Equity Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Equity Portfolio (formerly, Voya Global Value Advantage Portfolio), the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date period, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the three-year and five-year periods. In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the negative effect that stock selection had on the Portfolio’s performance; (2) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment strategy; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher assets levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Growth and Income Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the year-to-date, one-year, three-year and five-year periods, and the third quintile for the ten-year period. In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the negative effect that stock selection and sector allocation had on the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolio’s performance; (2) the Portfolio’s portfolio management team changed in May 2015 and December 2015; (3) Management’s discussion of the Portfolio’s favorable performance during certain periods; (4) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment objective; and (5) that Management will continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Intermediate Bond Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Intermediate Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it outperformed; and
(3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, and the second quintile for the year-to-date, one-year and ten-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Small Company Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Small Company Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the second quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is equal to the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the
Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-CAPAPALL         (1216-022017)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that Colleen D. Baldwin, Peter S. Drotch, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $7,336 for the year ended December 31, 2016 and $6,248 for the year ended December 31, 2015.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,525 for the year ended December 31, 2016 and $2,525 for the year ended December 31, 2015.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $5,036 for the year ended December 31, 2016 and $4,236 for the year ended December 31, 2015. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2016 and $0 for the year ended December 31, 2015.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 19, 2015

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:      January 1, 2016 to December 31, 2016

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2016 and December 31, 2015; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2016	2015
Voya Balanced Portfolio, Inc.	$7,561	$6,761
Voya Investments, LLC (1)	$93,650	$145,625

 __________________________________

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Voya Balanced Portfolio, Inc.

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of Voya Balanced Portfolio, a series of Voya Balanced Portfolio, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of December 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolio of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolio of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of the aforementioned fund of Voya Balanced Portfolio, Inc., as of December 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 53.1%
		Consumer Discretionary: 6.7%
1,990		Aarons, Inc.	63,660	0.0
3,814	@	Amazon.com, Inc.	2,860,004	0.7
14,746		American Eagle Outfitters, Inc.	223,697	0.1
25,477		Barratt Developments PLC	144,841	0.0
2,208		Berkeley Group Holdings PLC	76,329	0.0
5,440		Big Lots, Inc.	273,143	0.1
6,656		Brunswick Corp.	363,018	0.1
7,499	@	Burlington Stores, Inc.	635,540	0.1
7,608		CalAtlantic Group, Inc.	258,748	0.1
4,896		Cheesecake Factory	293,173	0.1
2,241		Cinemark Holdings, Inc.	85,965	0.0
51,710		Coach, Inc.	1,810,884	0.4
28,135		Comcast Corp. – Class A	1,942,722	0.5
317		Cracker Barrel Old Country Store, Inc.	52,933	0.0
3,940		Daimler AG	292,410	0.1
12,871		Dana, Inc.	244,292	0.1
4,545		Dick's Sporting Goods, Inc.	241,340	0.1
38,423	@	Dish Network Corp. - Class A	2,225,844	0.5
2,139		Domino's Pizza, Inc.	340,614	0.1
8,493		Electrolux AB	210,295	0.1
6,004	L	Flight Centre Travel Group Ltd.	135,310	0.0
12,197		Foot Locker, Inc.	864,645	0.2
6,400		Fuji Heavy Industries Ltd.	260,764	0.1
3,402	L	GameStop Corp.	85,935	0.0
15,480		Gentex Corp.	304,801	0.1
17,100		Hakuhodo DY Holdings, Inc.	210,555	0.1
22,951		Hasbro, Inc.	1,785,358	0.4
1,997	@	Helen of Troy Ltd.	168,647	0.0
18,034		Home Depot, Inc.	2,417,999	0.6
3,171		Hugo Boss AG	193,587	0.0
2,349		InterContinental Hotels Group PLC	105,034	0.0
41,730		Interpublic Group of Cos., Inc.	976,899	0.2
31,995		ITV PLC	81,236	0.0
1,364		Jack in the Box, Inc.	152,277	0.0
5,848		KB Home	92,457	0.0
2,394		LVMH Moet Hennessy Louis Vuitton SE	456,469	0.1
10,856		Marriott International, Inc.	897,574	0.2
6,900		Mazda Motor Corp.	112,359	0.0
20,488		McDonald's Corp.	2,493,799	0.6
4,307		New York Times Co.	57,283	0.0
2,250		Next PLC	138,029	0.0
5,600		NOK Corp.	113,264	0.0
35,900		Panasonic Corp.	364,104	0.1
1,981		Pandora A/S	258,600	0.1

2,557		Papa John's International, Inc.	218,828	0.0
7,373		Persimmon PLC	160,862	0.0
3,148		Pool Corp.	328,462	0.1
3,827		Renault S.A.	339,903	0.1
1,600		Shimamura Co., Ltd.	199,493	0.0
6,400		Suzuki Motor Corp.	224,697	0.1
107,684		Taylor Wimpey PLC	203,102	0.1
1,620		Thor Industries, Inc.	162,081	0.0
11,300		Toyota Motor Corp.	662,501	0.2
1,377		Vail Resorts, Inc.	222,124	0.1
976	@	Vista Outdoor, Inc.	36,014	0.0
			28,124,504	6.7

		Consumer Staples: 4.4%
864		Anheuser-Busch InBev SA/NV	91,450	0.0
7,156	@	Blue Buffalo Pet Products, Inc.	172,030	0.0
2,543		British American Tobacco PLC	144,126	0.0
14,322		Campbell Soup Co.	866,051	0.2
1,403		Casey's General Stores, Inc.	166,789	0.0
26,123		Church & Dwight Co., Inc.	1,154,375	0.3
26,521		Coca-Cola Amatil Ltd.	193,417	0.1
27,354		Coca-Cola Co.	1,134,097	0.3
4,740		Costco Wholesale Corp.	758,921	0.2
18,649		Diageo PLC	483,942	0.1
4,096		Energizer Holdings, Inc.	182,723	0.1
6,971		Imperial Brands PLC	303,802	0.1
2,760		Ingredion, Inc.	344,890	0.1
10,600		Japan Tobacco, Inc.	347,931	0.1
13,017		Jeronimo Martins SGPS SA	201,890	0.1
10,880		Koninklijke Ahold Delhaize NV	229,166	0.1
12,949		Kraft Heinz Co.	1,130,707	0.3
2,235	@	Lamb Weston Holdings, Inc.	84,595	0.0
2,600		Lawson, Inc.	182,499	0.0
12,900		Mead Johnson Nutrition Co.	912,804	0.2
1,000		MEIJI Holdings Co., Ltd.	78,228	0.0
36,572	@	Monster Beverage Corp.	1,621,602	0.4
13,799		Nestle S.A.	988,527	0.2
20,047		PepsiCo, Inc.	2,097,518	0.5
18,623		Philip Morris International, Inc.	1,703,818	0.4
4,406	@	Post Holdings, Inc.	354,198	0.1
955		Reckitt Benckiser Group PLC	80,897	0.0
3,000		Seven & I Holdings Co., Ltd.	114,087	0.0
3,281		Svenska Cellulosa AB SCA	92,349	0.0
4,458		Swedish Match AB	141,443	0.0
2,151		Unilever NV	88,361	0.0
1,988		Unilever PLC	80,395	0.0
2,160	@	United Natural Foods, Inc.	103,075	0.0

See Accompanying Notes to Financial Statements

1

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

19,762		Wal-Mart Stores, Inc.	1,365,949	0.3
235,500	#	WH Group Ltd.	189,836	0.1
803	@	WhiteWave Foods Co.	44,647	0.0
76,122	L	WM Morrison Supermarkets PLC	216,209	0.1
			18,447,344	4.4

		Energy: 3.6%
13,411		Anadarko Petroleum Corp.	935,149	0.2
29,797		BP PLC	186,632	0.1
35,197		Canadian Natural Resources Ltd.	1,122,080	0.3
21,786		Chevron Corp.	2,564,212	0.6
4,010		Consol Energy, Inc.	73,102	0.0
2,163	@	Dril-Quip, Inc.	129,888	0.0
32,594		ENI S.p.A ADR	1,050,831	0.3
25,548		ENI S.p.A.	414,162	0.1
3,716		Ensco PLC	36,120	0.0
976		EQT Corp.	63,830	0.0
17,750		Exxon Mobil Corp.	1,602,115	0.4
3,572	@	Gulfport Energy Corp.	77,298	0.0
7,485		Nabors Industries Ltd.	122,754	0.0
2,378		Neste Oyj	91,001	0.0
28,163		Plains GP Holdings L.P.	976,693	0.2
17,235		QEP Resources, Inc.	317,296	0.1
11,703		Rowan Companies PLC	221,070	0.1
27,514		Royal Dutch Shell PLC - Class A	759,488	0.2
26,179		Royal Dutch Shell PLC - Class A ADR	1,423,614	0.3
11,368		Royal Dutch Shell PLC - Class B	326,626	0.1
21,781		Schlumberger Ltd.	1,828,515	0.4
5,420		SM Energy Co.	186,882	0.1
9,046		Total S.A.	463,990	0.1
			14,973,348	3.6

		Financials: 8.8%
23,202		3i Group PLC	200,708	0.1
24,895		Aberdeen Asset Management PLC	78,713	0.0
6,561		Admiral Group PLC	147,552	0.0
909	@	Affiliated Managers Group, Inc.	132,078	0.0
85,600		AIA Group Ltd.	479,518	0.1
101	@	Alleghany Corp.	61,420	0.0
2,380		Allianz SE	392,791	0.1
496		American Financial Group, Inc.	43,707	0.0
9,734		Aon PLC	1,085,633	0.3
2,172		Arthur J. Gallagher & Co.	112,857	0.0
4,359		Aspen Insurance Holdings Ltd.	239,745	0.1
8,564		Australia & New Zealand Banking Group Ltd.	187,476	0.0
41,444		Banco Santander SA	215,604	0.1
154,464		Bank of America Corp.	3,413,654	0.8
3,756		Bank of the Ozarks, Inc.	197,528	0.0
64,500		BOC Hong Kong Holdings Ltd.	229,720	0.1
5,418		Chemical Financial Corp.	293,493	0.1
12,196		Chubb Ltd.	1,611,336	0.4
7,193		CNP Assurances	133,138	0.0

2,477		Commonwealth Bank of Australia	146,946	0.0
19,025		Credit Agricole SA	235,505	0.1
9,900		Credit Saison Co., Ltd.	176,179	0.0
1,310	L	Cullen/Frost Bankers, Inc.	115,581	0.0
6,800		Dai-ichi Life Holdings, Inc.	113,060	0.0
11,371		Danske Bank A/S	344,016	0.1
49,009		Direct Line Insurance Group PLC	223,049	0.1
19,179		Discover Financial Services	1,382,614	0.3
14,753		DNB ASA	219,013	0.1
4,214		East-West Bancorp., Inc.	214,198	0.1
2,329		Eaton Vance Corp.	97,538	0.0
2,743		Eurazeo SA	160,361	0.0
1,824		Everest Re Group Ltd.	394,714	0.1
7,912		First American Financial Corp.	289,817	0.1
16,343	@	Genworth Financial, Inc.	62,267	0.0
1,917		Hanover Insurance Group, Inc.	174,466	0.0
41,820		Hartford Financial Services Group, Inc.	1,992,723	0.5
41,148		HSBC Holdings PLC	332,009	0.1
31,597		ING Groep NV	444,848	0.1
76,632		Insurance Australia Group Ltd.	330,463	0.1
22,255		Intercontinental Exchange, Inc.	1,255,627	0.3
8,668		Janus Capital Group, Inc.	115,024	0.0
42,159		JPMorgan Chase & Co.	3,637,900	0.9
117,539		Keycorp	2,147,438	0.5
8,128		Kinnevik AB	194,139	0.0
36,728		Lazard Ltd.	1,509,153	0.4
1,802		MarketAxess Holdings, Inc.	264,750	0.1
1,681		MB Financial, Inc.	79,394	0.0
45,900		Mitsubishi UFJ Financial Group, Inc.	283,080	0.1
6,300		MS&AD Insurance Group Holdings, Inc.	195,096	0.0
155,500		Mizuho Financial Group, Inc.	279,050	0.1
643		MSCI, Inc. - Class A	50,656	0.0
22,406		Nordea Bank AB	248,272	0.1
32,779		Old Mutual PLC	83,586	0.0
10,400		Old Republic International Corp.	197,600	0.0
14,800		Oversea-Chinese Banking Corp.	90,896	0.0
6,348		PacWest Bancorp	345,585	0.1
3,093		Primerica, Inc.	213,881	0.1
2,004		Prosperity Bancshares, Inc.	143,847	0.0
17,636		QBE Insurance Group Ltd.	157,574	0.0
589		Raymond James Financial, Inc.	40,800	0.0
2,789		Reinsurance Group of America, Inc.	350,940	0.1
15,800		SBI Holdings, Inc.	200,754	0.1
2,858	@	Signature Bank	429,272	0.1

See Accompanying Notes to Financial Statements

2

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

34,400		Singapore Exchange Ltd.	169,634	0.0
6,347	@	SLM Corp.	69,944	0.0
8,281		Societe Generale	407,317	0.1
7,700		Sumitomo Mitsui Financial Group, Inc.	293,239	0.1
3,000		Sumitomo Mitsui Trust Holdings, Inc.	107,336	0.0
2,681	@	SVB Financial Group	460,220	0.1
17,969		T. Rowe Price Group, Inc.	1,352,347	0.3
23,254		TD Ameritrade Holding Corp.	1,013,874	0.2
13,135		Umpqua Holdings Corp.	246,675	0.1
10,400		United Overseas Bank Ltd.	146,109	0.0
2,110		Webster Financial Corp.	114,531	0.0
58,836		Wells Fargo & Co.	3,242,452	0.8
4,231	@	Western Alliance Bancorp.	206,092	0.1
3,394		Westpac Banking Corp.	79,671	0.0
			37,129,793	8.8

		Health Care: 6.3%
1,402	@	Abiomed, Inc.	157,977	0.0
616		Actelion Ltd. - Reg	133,123	0.0
4,368	@,L	Akorn, Inc.	95,353	0.0
9,200		Alfresa Holdings Corp.	151,956	0.0
1,637	@	Align Technology, Inc.	157,365	0.0
4,621	@	Allergan plc	970,456	0.2
7,840		AstraZeneca PLC	428,127	0.1
22,237	L	AstraZeneca PLC ADR	607,515	0.1
1,028		Bayer AG	107,101	0.0
5,476		Becton Dickinson & Co.	906,552	0.2
5,220	@	Biogen, Inc.	1,480,288	0.4
50,873	@	Boston Scientific Corp.	1,100,383	0.3
13,833	@	Celgene Corp.	1,601,170	0.4
1,970	@	Centene Corp.	111,325	0.0
3,508	@	Charles River Laboratories International, Inc.	267,274	0.1
10,100		Daiichi Sankyo Co., Ltd.	206,234	0.1
10,099	@	Edwards Lifesciences Corp.	946,276	0.2
5,292		GlaxoSmithKline PLC	101,652	0.0
6,710		Healthsouth Corp.	276,720	0.1
1,676		Hill-Rom Holdings, Inc.	94,091	0.0
3,176	@	Idexx Laboratories, Inc.	372,450	0.1
24,177		Johnson & Johnson	2,785,432	0.7
13,500		Medipal Holdings Corp.	212,654	0.1
1,752	@	Mednax, Inc.	116,788	0.0
17,321		Medtronic PLC	1,233,775	0.3
33,751		Merck & Co., Inc.	1,986,921	0.5
1,066	@	Molina Healthcare, Inc.	57,841	0.0
10,893		Novartis AG	792,177	0.2
6,188		Novo Nordisk A/S	221,977	0.1
3,160	@	NuVasive, Inc.	212,858	0.1
1,800		Otsuka Holdings Co. Ltd.	78,409	0.0
1,022		Owens & Minor, Inc.	36,066	0.0
66,036		Pfizer, Inc.	2,144,849	0.5
3,637	@	Prestige Brands Holdings, Inc.	189,488	0.0
772	L	Resmed, Inc.	47,903	0.0
3,443		Roche Holding AG	784,841	0.2
1,469		Sanofi	118,791	0.0
1,187		Shire PLC ADR	202,241	0.1

6,415		Shire PLC	366,294	0.1
2,133		STERIS PLC	143,743	0.0
4,100		Suzuken Co., Ltd.	133,917	0.0
4,211		Teva Pharmaceutical Industries Ltd. ADR	152,649	0.0
16,706		UnitedHealth Group, Inc.	2,673,628	0.6
4,831	@	VCA, Inc.	331,648	0.1
2,260	@	WellCare Health Plans, Inc.	309,801	0.1
19,681		Zoetis, Inc.	1,053,524	0.3
			26,661,603	6.3

		Industrials: 6.4%
2,428		Alaska Air Group, Inc.	215,436	0.1
17,700		Amada Holdings Co., Ltd.	197,188	0.0
140		AP Moller - Maersk A/S - Class B	223,155	0.1
34,348		Aurizon Holdings Ltd.	124,883	0.0
10,580		Boeing Co.	1,647,094	0.4
6,031		Bouygues S.A.	215,906	0.1
1,744		Carlisle Cos., Inc.	192,346	0.0
3,138		Clarcor, Inc.	258,791	0.1
25,200		CNH Industrial NV	218,661	0.1
10,192		Cummins, Inc.	1,392,941	0.3
3,478		Curtiss-Wright Corp.	342,096	0.1
15,335		Deere & Co.	1,580,118	0.4
29,507		Delta Air Lines, Inc.	1,451,449	0.3
7,273		Deutsche Lufthansa AG	93,755	0.0
1,273	@,L	Dycom Industries, Inc.	102,209	0.0
7,337		easyJet PLC	90,755	0.0
1,097		EnerSys	85,676	0.0
7,806		Equifax, Inc.	922,903	0.2
640	@	Esterline Technologies Corp.	57,088	0.0
4,405		Airbus Group SE	290,946	0.1
14,463		Fortive Corp.	775,651	0.2
2,626	@	FTI Consulting, Inc.	118,380	0.0
11,457		General Dynamics Corp.	1,978,166	0.5
1,362	@	Genesee & Wyoming, Inc.	94,536	0.0
2,390		Herman Miller, Inc.	81,738	0.0
1,298		Hochtief AG	181,218	0.0
7,587		Honeywell International, Inc.	878,954	0.2
2,119		Huntington Ingalls Industries, Inc.	390,299	0.1
214,600		Hutchison Port Holdings Trust	96,570	0.0
3,221		IDEX Corp.	290,083	0.1
15,802		Ingersoll-Rand PLC - Class A	1,185,782	0.3
13,916	@	JetBlue Airways Corp.	311,997	0.1
12,699		LIXIL Group Corp.	287,826	0.1
1,737	@	KLX, Inc.	78,356	0.0
10,300		Komatsu Ltd.	233,297	0.1
12,085		Koninklijke Philips NV	369,463	0.1
3,006		Boskalis Westminster NV	104,285	0.0
10,761		Lincoln Electric Holdings, Inc.	825,046	0.2
3,338		Manpowergroup, Inc.	296,648	0.1
5,641		Masco Corp.	178,368	0.0
17,700		Mitsubishi Corp.	375,924	0.1
9,000		Mitsubishi Electric Corp.	125,182	0.0

See Accompanying Notes to Financial Statements

3

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

2,726		MSC Industrial Direct Co.	251,855	0.1
2,682		Nordson Corp.	300,518	0.1
4,314		Northrop Grumman Corp.	1,003,350	0.2
8,600		NSK Ltd.	99,326	0.0
511	@	Old Dominion Freight Line	43,839	0.0
1,844		Orbital ATK, Inc.	161,774	0.0
46,649		Qantas Airways Ltd.	111,749	0.0
3,749	@	Quanta Services, Inc.	130,653	0.0
4,254		Regal-Beloit Corp.	294,589	0.1
26,741		Royal Mail PLC	152,007	0.0
4,493		Schneider Electric SE	312,123	0.1
4,819		Siemens AG	590,040	0.1
11,069		SKF AB - B Shares	202,963	0.1
7,808		Stanley Black & Decker, Inc.	895,500	0.2
1,842	@	Teledyne Technologies, Inc.	226,566	0.1
3,626		Terex Corp.	114,328	0.0
26,138		Timken Co.	1,037,679	0.3
7,068		Toro Co.	395,455	0.1
282		Valmont Industries, Inc.	39,734	0.0
25,139		Volvo AB - B Shares	292,669	0.1
2,075	L	Wabtec Corp.	172,267	0.0
16,796		Waste Management, Inc.	1,191,004	0.3
			26,981,153	6.4

		Information Technology: 9.2%
19,708		Activision Blizzard, Inc.	711,656	0.2
7,562	@	Adobe Systems, Inc.	778,508	0.2
4,035	@	Alphabet, Inc. - Class A	3,197,536	0.8
455	@	Alphabet, Inc. - Class C	351,178	0.1
6,996		Amphenol Corp.	470,131	0.1
420	@	Ansys, Inc.	38,846	0.0
44,070		Apple, Inc.	5,104,187	1.2
39,411		Applied Materials, Inc.	1,271,793	0.3
12,395	@	ARRIS International PLC	373,461	0.1
4,534	@	Arrow Electronics, Inc.	323,274	0.1
1,499		Atos SE	157,992	0.0
3,886		Belden, Inc.	290,556	0.1
5,613		Broadridge Financial Solutions, Inc. ADR	372,142	0.1
2,924		Brocade Communications Systems, Inc.	36,521	0.0
1,482	@	Cadence Design Systems, Inc.	37,376	0.0
2,297		Capgemini SA	193,521	0.1
726		CDK Global, Inc.	43,335	0.0
12,477	@	Ciena Corp.	304,564	0.1
1,316	@	Cirrus Logic, Inc.	74,407	0.0
85,150		Cisco Systems, Inc.	2,573,233	0.6
4,341	@	Commvault Systems, Inc.	223,127	0.1
650		Computer Sciences Corp.	38,623	0.0
12,802		Computershare Ltd.	114,861	0.0
2,635		Convergys Corp.	64,716	0.0
839	@	CoStar Group, Inc.	158,143	0.0
13,876	@	Electronic Arts, Inc.	1,092,874	0.3
15,148	@	Facebook, Inc.	1,742,777	0.4
2,369		Fair Isaac Corp.	282,432	0.1
5,451	@	Fortinet, Inc.	164,184	0.0

6,700		Fuji Film Holdings Corp.	253,701	0.1
1,284	@	Gartner, Inc.	129,774	0.0
622	@	Guidewire Software, Inc.	30,683	0.0
45,900		Hitachi Ltd.	247,499	0.1
13,595	@	Integrated Device Technology, Inc.	320,298	0.1
1,951		InterDigital, Inc.	178,224	0.1
9,505		Intuit, Inc.	1,089,368	0.3
2,675		j2 Global, Inc.	218,815	0.1
4,745	@	Manhattan Associates, Inc.	251,627	0.1
2,824		Maxim Integrated Products	108,922	0.0
885	@	Microsemi Corp.	47,763	0.0
76,861		Microsoft Corp.	4,776,143	1.1
4,400		Mixi, Inc.	160,327	0.0
3,259		Monolithic Power Systems, Inc.	267,010	0.1
6,201		National Instruments Corp.	191,115	0.1
2,221	@	Netscout Systems, Inc.	69,962	0.0
5,127	@	NeuStar, Inc.	171,242	0.0
2,346		Nice Ltd.	160,965	0.0
9,038	@	ON Semiconductor Corp.	115,325	0.0
54,408		Oracle Corp.	2,091,988	0.5
2,700		Oracle Corp. Japan	135,821	0.0
1,876		Paychex, Inc.	114,211	0.0
1,251		Plantronics, Inc.	68,505	0.0
1,086	@	PTC, Inc.	50,249	0.0
19,616		Qualcomm, Inc.	1,278,963	0.3
13,966	@	Salesforce.com, Inc.	956,112	0.2
994		SAP SE	85,986	0.0
1,930		Science Applications International Corp.	163,664	0.0
5,600		Seiko Epson Corp.	118,231	0.0
1,404	@	Synaptics, Inc.	75,226	0.0
780	@	Synopsys, Inc.	45,911	0.0
10,236		Texas Instruments, Inc.	746,921	0.2
2,200		Tokyo Electron Ltd.	206,909	0.1
7,060	@	Trimble, Inc.	212,859	0.1
786	@	Tyler Technologies, Inc.	112,217	0.0
2,571	@	Vantiv, Inc.	153,283	0.0
4,447	@	Versum Materials, Inc.	124,827	0.0
22,092		Visa, Inc. - Class A	1,723,618	0.4
9,110	@,L	VMware, Inc.	717,230	0.2
794	@	WEX, Inc.	88,610	0.0
			38,646,058	9.2

		Materials: 2.6%
2,970		Air Liquide SA	330,261	0.1
6,172		BASF SE	572,001	0.1
9,934	@	Berry Plastics Group, Inc.	484,084	0.1
20,207		BHP Billiton Ltd.	362,006	0.1
2,158		Cabot Corp.	109,065	0.0
13,588		Commercial Metals Co.	295,946	0.1
485	L	Compass Minerals International, Inc.	38,000	0.0
19,254	@	Crown Holdings, Inc.	1,012,183	0.2
51,063		Dow Chemical Co.	2,921,825	0.7
6,408		Evonik Industries AG	191,016	0.0
29,242		Fortescue Metals Group Ltd.	122,203	0.0
13,200		JSR Corp.	207,773	0.1
3,185		Koninklijke DSM NV	190,869	0.0

See Accompanying Notes to Financial Statements

4

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

2,973		Minerals Technologies, Inc.	229,664	0.1
18,300		Mitsubishi Chemical Holdings Corp.	118,322	0.0
11,700		Mitsubishi Gas Chemical Co., Inc.	199,361	0.1
46,000		Mitsui Chemicals, Inc.	206,105	0.1
20,156		Nucor Corp.	1,199,685	0.3
6,949		Olin Corp.	177,964	0.0
5,113		Packaging Corp. of America	433,685	0.1
1,339		PolyOne Corp.	42,901	0.0
2,465		Reliance Steel & Aluminum Co.	196,066	0.1
1,393		RPM International, Inc.	74,985	0.0
3,500		Shin-Etsu Chemical Co., Ltd.	270,861	0.1
8,127		Steel Dynamics, Inc.	289,159	0.1
23,000		Sumitomo Chemical Co., Ltd.	109,027	0.0
4,230		UPM-Kymmene OYJ	103,447	0.0
424		Valspar Corp.	43,931	0.0
7,356	L	Valvoline, Inc.	158,154	0.0
4,477		Worthington Industries, Inc.	212,389	0.1
			10,902,938	2.6

		Real Estate: 2.2%
351		Alexandria Real Estate Equities, Inc.	39,007	0.0
10,240		American Tower Corp.	1,082,163	0.3
53,600		Ascendas Real Estate Investment Trust	83,801	0.0
13,012		British Land Co. PLC	100,980	0.0
2,400		Camden Property Trust	201,768	0.1
131,400		CapitaLand Commercial Trust	133,866	0.0
115,800		CapitaLand Mall Trust	150,199	0.0
4,307		Care Capital Properties, Inc.	107,675	0.0
10,193	@	Communications Sales & Leasing, Inc.	259,004	0.1
3,861		CoreCivic, Inc.	94,440	0.0
9,064		Cousins Properties, Inc.	77,135	0.0
9,399		Crown Castle International Corp.	815,551	0.2
4,479		CyrusOne, Inc.	200,346	0.1
7,200		Daiwa House Industry Co., Ltd.	196,347	0.1
2,948		DCT Industrial Trust, Inc.	141,150	0.0
2,423		Duke Realty Corp.	64,355	0.0
1,543		Equinix, Inc.	551,484	0.1
2,088		Equity Lifestyle Properties, Inc.	150,545	0.0
3,842		First Industrial Realty Trust, Inc.	107,768	0.0
1,588		Fonciere Des Regions	138,459	0.0
33,231		Gaming and Leisure Properties, Inc.	1,017,533	0.2
22,000		Hang Lung Group Ltd.	76,338	0.0
1,907		Hospitality Properties Trust	60,528	0.0
148		Japan Retail Fund Investment Corp.	300,028	0.1
2,519		Kilroy Realty Corp.	184,441	0.1
8,342		LaSalle Hotel Properties	254,181	0.1

5,080	Liberty Property Trust	200,660	0.1
2,031	Life Storage, Inc.	173,163	0.0
19,803	Medical Properties Trust, Inc.	243,577	0.1
5,477	Omega Healthcare Investors, Inc.	171,211	0.0
3,062	Senior Housing Properties Trust	57,964	0.0
3,274	Simon Property Group, Inc.	581,691	0.1
1,538	Sun Communities, Inc.	117,826	0.0
144,600	Suntec Real Estate Investment Trust	164,551	0.1
7,019	Tanger Factory Outlet Centers, Inc.	251,140	0.1
2,591	Taubman Centers, Inc.	191,553	0.1
6,011	Urban Edge Properties	165,363	0.0
99,387	Vicinity Centres	214,330	0.1
3,846	Weingarten Realty Investors	137,648	0.0
18,000	Wheelock & Co., Ltd.	101,020	0.0
		9,360,789	2.2

		Telecommunication Services: 1.0%
55,845	AT&T, Inc.	2,375,088	0.6
59,228	Bezeq Israeli Telecommunication Corp., Ltd.	112,345	0.0
20,077	Deutsche Telekom AG	344,466	0.1
24,540	Orange SA	372,125	0.1
6,201	Nippon Telegraph & Telephone Corp.	261,032	0.1
12,600	NTT DoCoMo, Inc.	286,591	0.1
1,100	SoftBank Group Corp.	72,791	0.0
8,317	Telenor ASA	124,146	0.0
37,898	Vodafone Group PLC	93,263	0.0
		4,041,847	1.0

	Utilities: 1.9%
12,369	AGL Energy Ltd.	196,797	0.0
730	Atmos Energy Corp.	54,129	0.0
4,696	Black Hills Corp.	288,053	0.1
92,781	Enel S.p.A.	407,839	0.1
1,861	Energen Corp.	107,324	0.0
30,902	EDP - Energias de Portugal SA	94,052	0.0
39,814	Exelon Corp.	1,412,999	0.3
15,724	Gas Natural SDG S.A.	295,821	0.1
10,673	Great Plains Energy, Inc.	291,906	0.1
1,291	Idacorp, Inc.	103,990	0.0
7,150	MDU Resources Group, Inc.	205,705	0.0
5,843	National Fuel Gas Co.	330,947	0.1
16,071	NextEra Energy, Inc.	1,919,842	0.5
1,279	ONE Gas, Inc.	81,805	0.0
24,697	PG&E Corp.	1,500,837	0.4
1,622	Southwest Gas Corp.	124,278	0.0
10,580	Suez	155,891	0.0
50,000	Tokyo Gas Co., Ltd.	225,707	0.1
7,832	UGI Corp.	360,899	0.1
1,218	Westar Energy, Inc.	68,634	0.0
		8,227,455	1.9

	Total Common Stock (Cost $205,757,909)	223,496,832	53.1

See Accompanying Notes to Financial Statements

5

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

EXCHANGE-TRADED FUNDS: 10.8%
25,061		iShares Barclays 20+ Year Treasury Bond Fund	2,985,517	0.7
235,469		iShares MSCI Emerging Markets Index Fund	8,243,770	1.9
46,274		iShares Russell 1000 Value Index Fund	5,184,076	1.2
361,336		PowerShares Senior Loan Portfolio	8,440,809	2.0
116,023		SPDR Dow Jones International Real Estate	4,186,110	1.0
37,008		SPDR Trust Series 1	8,272,398	2.0
50,936		Vanguard REIT	4,203,748	1.0
77,633		Vanguard Total International Bond ETF	4,214,696	1.0

	Total Exchange-Traded Funds (Cost $47,256,265)		45,731,124	10.8

MUTUAL FUNDS: 8.6%
		Affiliated Investment Companies: 7.0%
1,275,922		Voya Floating Rate Fund - Class P	12,708,187	3.0
2,109,454		Voya High Yield Bond Fund - Class P	16,960,007	4.0
			29,668,194	7.0

		Unaffiliated Investment Companies: 1.6%
1,341,911	@	Credit Suisse Commodity Return Strategy Fund - Class I	6,803,489	1.6

	Total Mutual Funds (Cost $36,621,922)		36,471,683	8.6

PREFERRED STOCK: 0.0%
		Consumer Staples: 0.0%
1,748		Henkel AG & Co. KGaA	208,082	0.0

	Total Preferred Stock (Cost $199,715)		208,082	0.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 8.1%
		Basic Materials: 0.1%
50,000	#	Air Liquide Finance SA, 1.750%, 09/27/21	48,128	0.0
30,000	#	Air Liquide Finance SA, 2.250%, 09/27/23	28,618	0.0
60,000		ArcelorMittal, 6.500%, 03/01/21	66,000	0.0
29,000		Barrick Gold Corp., 4.100%, 05/01/23	29,761	0.0
106,000	#	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.400%, 12/01/26	105,791	0.1
70,000		Dow Chemical Co., 4.625%, 10/01/44	70,377	0.0
105,000		Eastman Chemical Co., 2.700%, 01/15/20	105,636	0.0
67,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	67,600	0.0

31,000	Goldcorp, Inc., 3.700%, 03/15/23	30,509	0.0
		552,420	0.1

	Communications: 0.9%
73,000	21st Century Fox America, Inc., 3.000%, 09/15/22	72,670	0.0
69,000	21st Century Fox America, Inc., 6.900%, 03/01/19	75,807	0.0
85,000	AT&T, Inc., 2.300%, 03/11/19	85,339	0.0
96,000	AT&T, Inc., 2.800%, 02/17/21	95,251	0.0
69,000	AT&T, Inc., 3.600%, 02/17/23	69,609	0.0
51,000	AT&T, Inc., 3.800%, 03/15/22	52,291	0.0
158,000	AT&T, Inc., 4.125%, 02/17/26	160,065	0.1
81,000	AT&T, Inc., 4.550%, 03/09/49	73,687	0.0
161,000	AT&T, Inc., 4.800%, 06/15/44	152,415	0.1
118,000	AT&T, Inc., 5.150%, 03/15/42	117,756	0.1
8,000	AT&T, Inc., 5.350%, 09/01/40	8,230	0.0
86,000	CBS Corp., 2.900%, 01/15/27	79,820	0.0
50,000	CBS Corp., 4.600%, 01/15/45	48,216	0.0
23,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	23,690	0.0
55,000	CenturyLink, Inc., 6.750%, 12/01/23	56,444	0.0
63,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/22	65,848	0.0
63,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/25	66,428	0.0
119,000	Cisco Systems, Inc., 1.650%, 06/15/18	119,366	0.1
50,000	Cisco Systems, Inc., 2.200%, 09/20/23	48,085	0.0
70,000	Cisco Systems, Inc., 2.500%, 09/20/26	66,559	0.0
55,000	Comcast Corp., 2.350%, 01/15/27	50,819	0.0
81,000	Comcast Corp., 3.150%, 03/01/26	79,900	0.0
120,000	DISH DBS Corp., 5.875%, 07/15/22	126,600	0.1
42,000	eBay, Inc., 2.500%, 03/09/18	42,376	0.0
60,000	eBay, Inc., 3.800%, 03/09/22	61,998	0.0
102,000	eBay, Inc., 4.000%, 07/15/42	85,298	0.0

See Accompanying Notes to Financial Statements

6

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

200,000	#	Millicom International Cellular SA, 4.750%, 05/22/20	203,250	0.1
70,000		Netflix, Inc., 5.750%, 03/01/24	75,075	0.0
20,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	20,425	0.0
50,000		Orange SA, 1.625%, 11/03/19	49,263	0.0
39,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/19	39,561	0.0
100,000		TEGNA, Inc., 6.375%, 10/15/23	106,190	0.1
200,000	#	Telefonica Chile SA, 3.875%, 10/12/22	201,551	0.1
54,000		Thomson Reuters Corp., 6.500%, 07/15/18	57,696	0.0
71,000		Time Warner Cable LLC, 5.875%, 11/15/40	75,841	0.0
94,000		Time Warner Cable, Inc., 5.350%, 12/15/43	99,598	0.0
60,000		Time Warner, Inc., 4.050%, 12/15/23	61,898	0.0
60,000		Time Warner, Inc., 4.850%, 07/15/45	60,361	0.0
70,000		Verizon Communications, Inc., 2.625%, 08/15/26	64,475	0.0
120,000		Verizon Communications, Inc., 3.000%, 11/01/21	120,929	0.1
64,000		Verizon Communications, Inc., 3.500%, 11/01/24	63,824	0.0
61,000		Verizon Communications, Inc., 3.650%, 09/14/18	63,028	0.0
44,000		Verizon Communications, Inc., 4.862%, 08/21/46	44,673	0.0
78,000		Verizon Communications, Inc., 5.012%, 08/21/54	78,018	0.0
84,000		Verizon Communications, Inc., 5.050%, 03/15/34	88,583	0.0
56,000		Verizon Communications, Inc., 5.150%, 09/15/23	61,945	0.0
85,000		Walt Disney Co/The, 1.500%, 09/17/18	85,162	0.0
			3,705,913	0.9

		Consumer, Cyclical: 0.5%
30,000	#	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	30,750	0.0
60,000		American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/29	58,350	0.0
86,000		American Honda Finance Corp., 1.500%, 03/13/18	85,992	0.1
30,000	#	BMW US Capital LLC, 1.450%, 09/13/19	29,645	0.0

60,000	#	BMW US Capital LLC, 2.250%, 09/15/23	57,490	0.0
81,000		CVS Health Corp., 2.800%, 07/20/20	82,239	0.0
53,000		CVS Health Corp., 3.500%, 07/20/22	54,467	0.0
65,000		CVS Health Corp., 5.125%, 07/20/45	72,581	0.0
35,000	#	Daimler Finance North America LLC, 1.500%, 07/05/19	34,433	0.0
49,000		Ford Motor Co., 4.750%, 01/15/43	46,606	0.0
200,000		Ford Motor Credit Co. LLC, 4.134%, 08/04/25	200,658	0.1
143,000		Ford Motor Credit Co. LLC, 8.125%, 01/15/20	164,921	0.1
50,000		Ford Motor Co., 5.291%, 12/08/46	50,745	0.0
54,000		General Motors Financial Co., Inc., 2.400%, 05/09/19	53,866	0.0
48,000		General Motors Financial Co., Inc., 3.100%, 01/15/19	48,516	0.0
80,000		General Motors Financial Co., Inc., 3.200%, 07/06/21	79,344	0.0
70,000		General Motors Financial Co., Inc., 4.200%, 03/01/21	72,035	0.0
23,000		General Motors Financial Co., Inc., 4.300%, 07/13/25	22,827	0.0
20,000		General Motors Financial Co., Inc., 2.350%, 10/04/19	19,769	0.0
65,000		General Motors Financial Co., Inc., 4.000%, 10/06/26	62,572	0.0
17,000		Kohl's Corp., 5.550%, 07/17/45	16,263	0.0
80,000		Lowe's Cos, Inc., 3.700%, 04/15/46	74,709	0.0
63,000		McDonald's Corp., 2.100%, 12/07/18	63,391	0.0
70,000		McDonald's Corp., 4.875%, 12/09/45	75,124	0.0
112,000		MDC Holdings, Inc., 6.000%, 01/15/43	94,640	0.1
55,000		MGM Resorts International, 4.625%, 09/01/26	53,212	0.0
42,000		Newell Rubbermaid, Inc., 2.150%, 10/15/18	42,219	0.0
40,000		Newell Rubbermaid, Inc., 2.875%, 12/01/19	40,721	0.0
60,000		Newell Rubbermaid, Inc., 4.200%, 04/01/26	62,611	0.0
63,000		NVR, Inc., 3.950%, 09/15/22	64,218	0.0
40,000		Toyota Motor Credit Corp., 1.550%, 10/18/19	39,513	0.0
50,000		United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/30	48,313	0.0

See Accompanying Notes to Financial Statements

7

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

65,000		United Airlines 2016-2 Class A Pass Through Trust, 3.100%, 04/07/30	61,831	0.0
140,000		United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/30	132,125	0.1
			2,196,696	0.5

		Consumer, Non-cyclical: 1.5%
40,000		Abbott Laboratories, 2.350%, 11/22/19	40,055	0.0
50,000		Abbott Laboratories, 3.750%, 11/30/26	49,729	0.0
150,000		Abbott Laboratories, 4.900%, 11/30/46	154,254	0.1
64,000		AbbVie, Inc., 2.500%, 05/14/20	64,031	0.0
60,000		AbbVie, Inc., 2.850%, 05/14/23	58,224	0.0
30,000		AbbVie, Inc., 3.200%, 11/06/22	30,025	0.0
80,000		AbbVie, Inc., 3.200%, 05/14/26	76,155	0.0
90,000		AbbVie, Inc., 4.450%, 05/14/46	86,351	0.0
90,000		Actavis Funding SCS, 2.350%, 03/12/18	90,535	0.0
55,000		Aetna, Inc., 1.900%, 06/07/19	54,892	0.0
59,000		Aetna, Inc., 2.800%, 06/15/23	58,135	0.0
103,000		Aetna, Inc., 4.375%, 06/15/46	103,640	0.1
70,000		Amgen, Inc., 2.600%, 08/19/26	64,418	0.0
59,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	59,327	0.0
327,000		Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/26	332,079	0.1
57,000		Anheuser-Busch InBev Finance, Inc., 4.700%, 02/01/36	60,124	0.0
43,000		AstraZeneca PLC, 1.750%, 11/16/18	43,080	0.0
25,000		Automatic Data Processing, Inc., 3.375%, 09/15/25	25,629	0.0
43,000	#	BAT International Finance PLC, 1.850%, 06/15/18	43,022	0.0
60,000	#	BAT International Finance PLC, 3.500%, 06/15/22	61,477	0.0
56,000		Becton Dickinson and Co., 2.675%, 12/15/19	56,830	0.0
32,000		Biogen, Inc., 4.050%, 09/15/25	32,962	0.0
42,000		Cardinal Health, Inc., 1.950%, 06/15/18	42,100	0.0
61,000		Cardinal Health, Inc., 2.400%, 11/15/19	61,457	0.0
42,000		Celgene Corp., 2.125%, 08/15/18	42,178	0.0
104,000		Celgene Corp., 2.250%, 05/15/19	104,093	0.1
30,000		Danaher Corp., 3.350%, 09/15/25	30,742	0.0

200,000	#	Danone SA, 2.077%, 11/02/21	194,251	0.1
51,000		Envision Healthcare Corp., 5.625%, 07/15/22	52,772	0.0
40,000		Express Scripts Holding Co., 3.400%, 03/01/27	37,498	0.0
60,000		Express Scripts Holding Co., 3.000%, 07/15/23	58,100	0.0
100,000		General Mills, Inc., 2.200%, 10/21/19	100,506	0.1
50,000		Gilead Sciences, Inc., 1.950%, 03/01/22	48,362	0.0
20,000		Humana, Inc., 3.150%, 12/01/22	19,989	0.0
200,000	#	Imperial Brands Finance PLC, 2.950%, 07/21/20	201,248	0.1
64,000		JM Smucker Co., 1.750%, 03/15/18	64,094	0.0
85,000		Kraft Heinz Foods Co., 2.000%, 07/02/18	85,037	0.0
80,000		Kraft Heinz Foods Co., 2.800%, 07/02/20	80,770	0.0
60,000		Kraft Heinz Foods Co., 4.375%, 06/01/46	56,573	0.0
30,000		Kroger Co., 1.500%, 09/30/19	29,550	0.0
42,000		Kroger Co., 2.000%, 01/15/19	42,108	0.0
122,000		Kroger Co., 2.300%, 01/15/19	122,774	0.1
90,000		Kroger Co., 2.650%, 10/15/26	83,663	0.0
150,000		Laboratory Corp. of America Holdings, 2.625%, 02/01/20	149,884	0.1
60,000		Laboratory Corp. of America Holdings, 3.200%, 02/01/22	60,509	0.0
43,000		McKesson Corp., 1.400%, 03/15/18	42,832	0.0
74,000		McKesson Corp., 2.284%, 03/15/19	74,299	0.0
40,000		Mead Johnson Nutrition Co., 3.000%, 11/15/20	40,506	0.0
86,000		Medtronic, Inc., 1.375%, 04/01/18	85,857	0.0
94,000		Medtronic, Inc., 3.150%, 03/15/22	96,237	0.1
68,000		Medtronic, Inc., 4.375%, 03/15/35	71,963	0.0
121,000		Merck & Co., Inc., 2.350%, 02/10/22	120,115	0.1
40,000		Molson Coors Brewing Co., 1.450%, 07/15/19	39,417	0.0
200,000	#	Mondelez International Holdings Netherlands BV, 2.000%, 10/28/21	191,639	0.1
61,000	#	Mylan NV, 3.150%, 06/15/21	59,873	0.0
40,000	#	Mylan NV, 3.750%, 12/15/20	40,396	0.0
64,000	#	Mylan NV, 3.950%, 06/15/26	59,926	0.0
115,000		Mylan, Inc., 2.600%, 06/24/18	115,689	0.1
64,000		PepsiCo, Inc., 1.250%, 04/30/18	63,945	0.0

See Accompanying Notes to Financial Statements

8

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

89,000		PepsiCo, Inc., 4.450%, 04/14/46	94,833	0.0
97,000		Pfizer, Inc., 1.450%, 06/03/19	96,418	0.1
84,000		Pfizer, Inc., 2.750%, 06/03/26	81,529	0.0
84,000		Pfizer, Inc., 4.400%, 05/15/44	88,763	0.0
33,000		Philip Morris International, Inc., 4.250%, 11/10/44	32,598	0.0
60,000		Philip Morris International, Inc., 5.650%, 05/16/18	63,237	0.0
55,000	#	Post Holdings, Inc., 5.000%, 08/15/26	52,800	0.0
47,000	L	Procter & Gamble Co, 1.600%, 11/15/18	47,316	0.0
71,000		Reynolds American, Inc., 5.850%, 08/15/45	84,231	0.0
79,000	L	RR Donnelley & Sons Co., 6.500%, 11/15/23	77,321	0.0
19,000		Sanofi, 1.250%, 04/10/18	18,964	0.0
40,000		Shire Acquisitions Investments Ireland DAC, 1.900%, 09/23/19	39,500	0.0
180,000		Shire Acquisitions Investments Ireland DAC, 2.875%, 09/23/23	171,140	0.1
56,000		St Jude Medical, Inc., 2.800%, 09/15/20	56,321	0.0
64,000		St Jude Medical, Inc., 2.000%, 09/15/18	64,105	0.0
43,000		Stryker Corp., 1.300%, 04/01/18	42,827	0.0
30,000		Sysco Corp., 1.900%, 04/01/19	29,911	0.0
30,000		Sysco Corp., 2.500%, 07/15/21	29,684	0.0
60,000		Sysco Corp., 2.600%, 10/01/20	60,526	0.0
50,000		Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 07/21/23	47,346	0.0
90,000		Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/26	83,019	0.0
30,000		Teva Pharmaceutical Finance Netherlands III BV, 1.700%, 07/19/19	29,481	0.0
47,000		Thermo Fisher Scientific, Inc., 1.850%, 01/15/18	47,074	0.0
21,000		Thermo Fisher Scientific, Inc., 2.150%, 12/14/18	21,102	0.0
60,000		Thermo Fisher Scientific, Inc., 2.950%, 09/19/26	56,621	0.0
35,000		United Rentals North America, Inc., 5.500%, 07/15/25	35,831	0.0
73,000		UnitedHealth Group, Inc., 3.450%, 01/15/27	74,172	0.0
70,000		UnitedHealth Group, Inc., 4.200%, 01/15/47	70,617	0.0

50,000	#	Valeant Pharmaceuticals International, Inc., 7.000%, 10/01/20	43,344	0.0
100,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	82,250	0.0
67,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	67,615	0.0
			6,406,422	1.5

		Energy: 1.0%
70,000		Anadarko Petroleum Corp., 4.850%, 03/15/21	75,067	0.0
55,000		Antero Resources Corp., 5.375%, 11/01/21	56,444	0.0
110,000		Boardwalk Pipelines L.P., 5.950%, 06/01/26	119,543	0.1
15,000		BP Capital Markets PLC, 1.674%, 02/13/18	15,016	0.0
70,000		BP Capital Markets PLC, 2.315%, 02/13/20	69,996	0.0
56,000		BP Capital Markets PLC, 3.062%, 03/17/22	56,627	0.0
50,000		BP Capital Markets PLC, 3.119%, 05/04/26	48,821	0.0
34,000		Cenovus Energy, Inc., 3.800%, 09/15/23	33,198	0.0
85,000		Chevron Corp., 1.790%, 11/16/18	85,330	0.0
82,000		Chevron Corp., 2.100%, 05/16/21	81,275	0.0
119,000		Chevron Corp., 2.419%, 11/17/20	119,820	0.1
120,000		Chevron Corp., 2.954%, 05/16/26	118,009	0.1
43,000		Columbia Pipeline Group, Inc., 2.450%, 06/01/18	43,218	0.0
21,000		Columbia Pipeline Group, Inc., 4.500%, 06/01/25	22,072	0.0
79,000		Enable Midstream Partners L.P., 3.900%, 05/15/24	74,967	0.0
114,000		Enbridge Energy Partners L.P., 9.875%, 03/01/19	129,575	0.1
15,000		Enbridge, Inc., 3.500%, 06/10/24	14,615	0.0
129,000		Energy Transfer Partners L.P., 9.700%, 03/15/19	148,085	0.1
65,000		Enterprise Products Operating LLC, 1.650%, 05/07/18	64,829	0.0
21,000		Enterprise Products Operating LLC, 3.700%, 02/15/26	21,087	0.0
45,000		Enterprise Products Operating LLC, 3.750%, 02/15/25	45,744	0.0
60,000		Enterprise Products Operating LLC, 4.900%, 05/15/46	61,711	0.0

See Accompanying Notes to Financial Statements

9

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

64,000		Exxon Mobil Corp., 1.708%, 03/01/19	64,144	0.0
58,000		Exxon Mobil Corp., 2.222%, 03/01/21	58,020	0.0
60,000		Exxon Mobil Corp., 2.726%, 03/01/23	60,193	0.0
71,000		Exxon Mobil Corp., 3.043%, 03/01/26	70,885	0.0
70,000		Hess Corp., 4.300%, 04/01/27	69,718	0.0
50,000		Hess Corp., 5.800%, 04/01/47	51,985	0.0
15,000	#	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/24	14,963	0.0
50,000		HollyFrontier Corp., 5.875%, 04/01/26	51,119	0.0
100,000		KazMunayGas National Co. JSC, 7.000%, 05/05/20	110,128	0.0
25,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24	25,594	0.0
89,000		Kinder Morgan Energy Partners L.P., 4.300%, 05/01/24	91,102	0.0
76,000		Kinder Morgan Energy Partners L.P., 5.400%, 09/01/44	75,888	0.0
80,000	#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	83,308	0.0
16,000		Kinder Morgan, Inc./DE, 4.300%, 06/01/25	16,481	0.0
37,000		Marathon Petroleum Corp., 5.000%, 09/15/54	31,389	0.0
71,000		Marathon Petroleum Corp., 6.500%, 03/01/41	76,061	0.0
83,000		Occidental Petroleum Corp., 3.500%, 06/15/25	84,153	0.0
15,000		Petroleos de Venezuela SA, 9.000%, 11/17/21	8,008	0.0
125,000		Petroleos Mexicanos, 4.500%, 01/23/26	114,188	0.1
19,000		Petroleos Mexicanos, 4.875%, 01/18/24	18,470	0.0
61,000		Phillips 66 Partners L.P., 3.550%, 10/01/26	59,066	0.0
45,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	45,680	0.0
41,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	42,538	0.0
200,000	#	Reliance Industries Ltd., 5.875%, 02/28/49	198,250	0.1
15,000		Shell International Finance BV, 1.375%, 09/12/19	14,788	0.0
30,000		Shell International Finance BV, 1.750%, 09/12/21	29,145	0.0

110,000		Shell International Finance BV, 3.250%, 05/11/25	109,884	0.0
20,000		Shell International Finance BV, 4.375%, 05/11/45	20,268	0.0
116,000		Shell International Finance BV, 4.000%, 05/10/46	110,974	0.1
65,000		Spectra Energy Partners L.P., 3.375%, 10/15/26	62,205	0.0
64,000		Statoil ASA, 1.950%, 11/08/18	64,212	0.0
100,000		Statoil ASA, 2.450%, 01/17/23	97,595	0.0
23,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	23,187	0.0
40,000		Sunoco Logistics Partners Operations L.P., 5.350%, 05/15/45	38,696	0.0
20,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 5.250%, 01/15/25	20,500	0.0
125,000		Williams Partners L.P., 3.600%, 03/15/22	125,682	0.1
50,000	#,L	YPF SA, 8.500%, 07/28/25	50,825	0.0
200,000	#,L	YPF SA, 8.875%, 12/19/18	218,050	0.1
			4,012,391	1.0

		Financial: 2.9%
200,000	#,L	ABN AMRO Bank NV, 4.800%, 04/18/26	204,716	0.1
277,000		Aegon NV, 1.677%, 07/29/49	200,301	0.1
19,000		American International Group, Inc., 3.750%, 07/10/25	19,132	0.0
75,000		American International Group, Inc., 4.500%, 07/16/44	74,101	0.0
7,000		American International Group, Inc., 8.175%, 05/15/58	8,873	0.0
50,000		Air Lease Corp., 2.125%, 01/15/20	49,264	0.0
90,000		Air Lease Corp., 3.000%, 09/15/23	86,015	0.0
128,000		American Express Credit Corp., 1.800%, 07/31/18	128,172	0.1
115,000		American Tower Corp., 3.500%, 01/31/23	115,384	0.1
38,000		Aon PLC, 2.800%, 03/15/21	37,990	0.0
40,000		Arch Capital Finance LLC, 4.011%, 12/15/26	40,565	0.0
150,000	#	Athene Global Funding, 2.875%, 10/23/18	149,954	0.1
250,000		Australia & New Zealand Banking Group Ltd./New York NY, 2.050%, 09/23/19	248,970	0.1
45,000		Bank of America Corp., 1.950%, 05/12/18	45,072	0.0

See Accompanying Notes to Financial Statements

10

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

84,000		Bank of America Corp., 2.600%, 01/15/19	84,730	0.0
47,000		Bank of America Corp., 2.625%, 10/19/20	47,033	0.0
103,000		Bank of America Corp., 3.875%, 08/01/25	104,785	0.0
17,000		Bank of America Corp., 3.950%, 04/21/25	16,931	0.0
66,000		Bank of America Corp., 4.125%, 01/22/24	68,619	0.0
58,000		Bank of America Corp., 4.250%, 10/22/26	58,734	0.0
25,000		Bank of America Corp., 4.200%, 08/26/24	25,479	0.0
47,000		Bank of America Corp., 4.000%, 04/01/24	48,493	0.0
30,000		Bank of America Corp., 4.750%, 04/21/45	30,480	0.0
19,000		Bank of America Corp., 2.151%, 11/09/20	18,758	0.0
90,000		Bank of America Corp., 2.503%, 10/21/22	87,058	0.0
40,000		Bank of Montreal, 1.500%, 07/18/19	39,473	0.0
30,000		Bank of Montreal, 2.100%, 12/12/19	29,994	0.0
30,000		Bank of Nova Scotia, 1.650%, 06/14/19	29,723	0.0
200,000		Barclays PLC, 3.250%, 01/12/21	200,765	0.1
86,000		BB&T Corp., 1.450%, 01/12/18	85,862	0.0
82,000		Bank of New York Mellon Corp., 2.050%, 05/03/21	80,462	0.0
83,000		Bank of New York Mellon Corp., 2.600%, 08/17/20	83,674	0.0
90,000		Bank of New York Mellon Corp., 4.625%, 12/29/49	82,784	0.0
131,000		Boston Properties L.P., 2.750%, 10/01/26	119,845	0.1
200,000	#	BPCE SA, 5.700%, 10/22/23	210,765	0.1
75,000		Brixmor Operating Partnership LP, 3.875%, 08/15/22	76,472	0.0
30,000		Canadian Imperial Bank of Commerce, 1.600%, 09/06/19	29,699	0.0
90,000		Capital One Financial Corp., 3.750%, 07/28/26	87,292	0.0
80,000		CBL & Associates L.P., 5.950%, 12/15/26	80,617	0.0
86,000		Citigroup, Inc., 2.050%, 12/07/18	86,013	0.0
84,000		Citigroup, Inc., 2.500%, 07/29/19	84,591	0.0
33,000		Citigroup, Inc., 4.125%, 07/25/28	32,618	0.0
89,000		Citigroup, Inc., 4.450%, 09/29/27	90,676	0.0
25,000		Citigroup, Inc., 4.000%, 08/05/24	25,205	0.0
38,000		Citigroup, Inc., 5.500%, 09/13/25	41,782	0.0

40,000		Citigroup, Inc., 6.675%, 09/13/43	50,789	0.0
69,000		Citigroup, Inc., 3.200%, 10/21/26	66,016	0.0
250,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	250,890	0.1
65,000	#	Commonwealth Bank of Australia, 1.375%, 09/06/18	64,579	0.0
144,000	#	Commonwealth Bank of Australia, 2.850%, 05/18/26	137,630	0.1
260,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.375%, 08/04/25	266,921	0.1
116,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.500%, 01/11/21	124,628	0.1
132,000		Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20	130,869	0.1
77,000		Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/22	77,697	0.0
250,000		Credit Suisse/New York NY, 1.750%, 01/29/18	249,514	0.1
107,000		Discover Bank/Greenwood DE, 2.600%, 11/13/18	107,954	0.0
136,000		Equity One, Inc., 3.750%, 11/15/22	138,928	0.1
55,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	54,863	0.0
116,000		Fifth Third Bancorp, 4.500%, 06/01/18	119,949	0.1
45,000		Goldman Sachs Group, Inc., 2.375%, 01/22/18	45,274	0.0
91,000		Goldman Sachs Group, Inc., 2.550%, 10/23/19	91,686	0.0
50,000		Goldman Sachs Group, Inc., 2.625%, 04/25/21	49,644	0.0
107,000		Goldman Sachs Group, Inc., 2.600%, 04/23/20	107,126	0.0
38,000		Goldman Sachs Group, Inc., 2.750%, 09/15/20	38,169	0.0
70,000		Goldman Sachs Group, Inc., 3.500%, 11/16/26	68,706	0.0
89,000		Goldman Sachs Group, Inc., 3.850%, 07/08/24	90,889	0.0
32,000		Goldman Sachs Group, Inc., 4.250%, 10/21/25	32,523	0.0
42,000		Goldman Sachs Group, Inc., 5.150%, 05/22/45	44,254	0.0
76,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	93,991	0.0
52,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	64,276	0.0
100,000	#	HBOS PLC, 6.750%, 05/21/18	105,675	0.0
25,000		HCP, Inc., 3.875%, 08/15/24	24,999	0.0
30,000		HCP, Inc., 4.000%, 12/01/22	30,888	0.0

See Accompanying Notes to Financial Statements

11

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

25,000		HCP, Inc., 4.000%, 06/01/25	24,863	0.0
200,000		HSBC Holdings PLC, 2.650%, 01/05/22	195,643	0.1
105,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	106,044	0.0
200,000	#	ING Bank NV, 2.000%, 11/26/18	199,935	0.1
181,000	#	International Lease Finance Corp., 7.125%, 09/01/18	195,480	0.1
400,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	407,224	0.1
74,000		JPMorgan Chase & Co., 1.625%, 05/15/18	73,909	0.0
86,000		JPMorgan Chase & Co., 1.700%, 03/01/18	85,996	0.0
89,000		JPMorgan Chase & Co., 2.550%, 10/29/20	88,914	0.0
80,000		JPMorgan Chase & Co., 2.550%, 03/01/21	79,719	0.0
84,000		JPMorgan Chase & Co., 3.900%, 07/15/25	86,356	0.0
72,000		JPMorgan Chase & Co., 4.125%, 12/15/26	73,527	0.0
75,000		JPMorgan Chase & Co., 6.100%, 10/29/49	75,984	0.0
109,000		JPMorgan Chase & Co., 6.000%, 12/29/49	109,681	0.0
62,000		JPMorgan Chase & Co., 6.125%, 12/29/49	62,388	0.0
67,000		JPMorgan Chase & Co., 3.625%, 12/01/27	65,041	0.0
62,000		Kite Realty Group L.P., 4.000%, 10/01/26	59,358	0.0
50,000	#	Liberty Mutual Group, Inc., 4.850%, 08/01/44	49,570	0.0
45,000	#	Mizuho Bank Ltd., 2.150%, 10/20/18	45,046	0.0
200,000		Mizuho Financial Group, Inc., 2.273%, 09/13/21	194,149	0.1
100,000		Morgan Stanley, 2.450%, 02/01/19	100,701	0.0
38,000		Morgan Stanley, 2.500%, 04/21/21	37,592	0.0
70,000		Morgan Stanley, 3.125%, 07/27/26	66,913	0.0
60,000		Morgan Stanley, 3.875%, 01/27/26	60,637	0.0
55,000		Morgan Stanley, 3.875%, 04/29/24	56,431	0.0
45,000		Morgan Stanley, 3.950%, 04/23/27	44,571	0.0
90,000		Morgan Stanley, 4.000%, 07/23/25	92,296	0.0
70,000	L	MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	72,625	0.0
90,000		MUFG Americas Holdings Corp., 2.250%, 02/10/20	89,024	0.0
30,000		National Rural Utilities Cooperative Finance Corp., 1.500%, 11/01/19	29,746	0.0

25,000		Principal Financial Group, Inc., 3.400%, 05/15/25	24,852	0.0
70,000	#	Principal Life Global Funding II, 2.625%, 11/19/20	69,949	0.0
60,000		Santander Holdings USA, Inc., 2.700%, 05/24/19	59,964	0.0
70,000		Santander UK Group Holdings PLC, 2.875%, 10/16/20	69,509	0.0
70,000		Santander UK PLC, 2.375%, 03/16/20	69,601	0.0
40,000	#	Santander UK PLC, 5.000%, 11/07/23	40,829	0.0
73,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	72,066	0.0
70,000		Select Income REIT, 4.150%, 02/01/22	69,329	0.0
93,000		Senior Housing Properties Trust, 3.250%, 05/01/19	93,295	0.0
40,000		Simon Property Group L.P., 3.250%, 11/30/26	39,243	0.0
70,000		Simon Property Group L.P., 4.250%, 11/30/46	68,835	0.0
200,000	#,L	Societe Generale SA, 4.250%, 08/19/26	193,276	0.1
120,000	#,L	Standard Chartered PLC, 4.300%, 02/19/27	114,348	0.0
250,000		Sumitomo Mitsui Banking Corp., 2.450%, 01/16/20	249,431	0.1
50,000		Sumitomo Mitsui Financial Group, Inc., 2.442%, 10/19/21	49,174	0.0
100,000		Sumitomo Mitsui Financial Group, Inc., 3.010%, 10/19/26	95,670	0.0
55,000		Toronto-Dominion Bank, 1.450%, 09/06/18	54,748	0.0
127,000		Toronto-Dominion Bank, 2.250%, 11/05/19	127,746	0.1
28,000		Toronto-Dominion Bank, 3.625%, 09/15/31	27,557	0.0
75,000	#	UBS Group Funding Jersey Ltd., 3.000%, 04/15/21	75,050	0.0
210,000	#	UBS Group Funding Jersey Ltd., 4.125%, 04/15/26	214,883	0.1
41,000	#	UBS Group Funding Jersey Ltd., 4.125%, 09/24/25	41,811	0.0
128,000		US Bancorp, 1.950%, 11/15/18	128,660	0.1
120,000		US Bancorp, 2.350%, 01/29/21	120,246	0.1
90,000		Visa, Inc., 3.150%, 12/14/25	90,372	0.0
60,000		Washington Real Estate Investment Trust, 3.950%, 10/15/22	59,855	0.0
200,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	202,326	0.1

See Accompanying Notes to Financial Statements

12

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

107,000		Wells Fargo & Co., 1.500%, 01/16/18	106,876	0.0
25,000		Wells Fargo & Co., 3.000%, 10/23/26	23,799	0.0
60,000		Wells Fargo & Co., 3.900%, 05/01/45	56,935	0.0
105,000		Wells Fargo & Co., 4.100%, 06/03/26	106,358	0.0
65,000		Wells Fargo & Co., 5.900%, 12/29/49	65,406	0.0
35,000		Westpac Banking Corp., 1.600%, 08/19/19	34,581	0.0
60,000		XLIT Ltd., 5.500%, 03/31/45	57,032	0.0
			12,230,223	2.9

		Industrial: 0.2%
20,000		BNSF Funding Trust I, 6.613%, 12/15/55	22,950	0.0
57,000		Caterpillar Financial Services Corp., 2.250%, 12/01/19	57,228	0.0
115,000		General Electric Co., 4.375%, 09/16/20	123,581	0.1
241,000		General Electric Co., 5.000%, 12/29/49	250,387	0.1
57,000		Ingersoll-Rand Global Holding Co. Ltd, 6.875%, 08/15/18	61,589	0.0
34,000		John Deere Capital Corp., 1.300%, 03/12/18	33,910	0.0
53,000		Lockheed Martin Corp., 1.850%, 11/23/18	53,225	0.0
80,000		Lockheed Martin Corp., 2.500%, 11/23/20	80,686	0.0
65,000	#	Novelis Corp., 5.875%, 09/30/26	65,813	0.0
25,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	26,109	0.0
50,000		Roper Technologies, Inc., 2.800%, 12/15/21	49,983	0.0
			825,461	0.2

		Technology: 0.4%
100,000		Analog Devices, Inc., 3.125%, 12/05/23	99,992	0.0
40,000		Analog Devices, Inc., 3.500%, 12/05/26	39,564	0.0
97,000		Apple, Inc., 1.550%, 02/07/20	95,806	0.0
60,000		Apple, Inc., 2.450%, 08/04/26	56,297	0.0
35,000		Apple, Inc., 4.650%, 02/23/46	37,811	0.0
50,000		Applied Materials, Inc., 3.900%, 10/01/25	52,707	0.0
106,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 3.480%, 06/01/19	108,240	0.1
104,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 4.420%, 06/15/21	107,629	0.1

110,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.450%, 06/15/23	116,717	0.1
102,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.020%, 06/15/26	110,549	0.1
44,000		Fidelity National Information Services, Inc., 2.850%, 10/15/18	44,776	0.0
85,000		Fidelity National Information Services, Inc., 3.625%, 10/15/20	88,009	0.0
80,000		Hewlett Packard Enterprise Co., 2.850%, 10/05/18	80,793	0.0
30,000		Hewlett Packard Enterprise Co., 4.400%, 10/15/22	31,247	0.0
7,000		Hewlett Packard Enterprise Co., 4.900%, 10/15/25	7,205	0.0
55,000		Intel Corp., 2.600%, 05/19/26	53,181	0.0
48,000		KLA-Tencor Corp., 4.125%, 11/01/21	50,062	0.0
42,000		Microsoft Corp., 1.300%, 11/03/18	41,970	0.0
25,000		Microsoft Corp., 1.550%, 08/08/21	24,241	0.0
70,000		Microsoft Corp., 3.700%, 08/08/46	65,932	0.0
30,000		Microsoft Corp., 4.200%, 11/03/35	31,580	0.0
97,000		Microsoft Corp., 4.450%, 11/03/45	103,390	0.0
50,000		Oracle Corp., 3.850%, 07/15/36	48,813	0.0
83,000		Oracle Corp., 4.125%, 05/15/45	80,474	0.0
75,000		Oracle Corp., 4.300%, 07/08/34	77,573	0.0
59,000		Oracle Corp., 5.750%, 04/15/18	62,334	0.0
			1,716,892	0.4

		Utilities: 0.6%
50,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/42	47,054	0.0
50,000		Consolidated Edison Co. of New York, Inc., 2.900%, 12/01/26	49,121	0.0
10,000		Dominion Resources, Inc./VA, 1.600%, 08/15/19	9,849	0.0
50,000		Duke Energy Carolinas LLC, 3.875%, 03/15/46	48,932	0.0
130,000		Duke Energy Corp., 1.800%, 09/01/21	125,249	0.1
70,000		Duke Energy Carolinas LLC, 2.950%, 12/01/26	68,843	0.0
58,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	64,898	0.0
86,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	95,969	0.0

See Accompanying Notes to Financial Statements

13

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

27,000	#	Electricite de France SA, 2.350%, 10/13/20	26,736	0.0
200,000	#	Empresa de Energia de Bogota SA ESP, 6.125%, 11/10/21	206,500	0.1
70,000		Entergy Corp., 2.950%, 09/01/26	65,517	0.0
70,000		Entergy Louisiana LLC, 2.400%, 10/01/26	65,301	0.0
53,000		Entergy Texas, Inc., 7.125%, 02/01/19	58,334	0.0
60,000		Exelon Corp., 2.850%, 06/15/20	60,654	0.0
70,000		Exelon Corp., 3.400%, 04/15/26	68,719	0.0
79,000		FirstEnergy Corp., 2.750%, 03/15/18	79,730	0.0
118,000		FirstEnergy Corp., 4.250%, 03/15/23	122,031	0.1
70,000		Georgia Power Co., 1.950%, 12/01/18	70,289	0.0
49,000		Indiana Michigan Power Co., 7.000%, 03/15/19	54,009	0.0
97,000	#	Jersey Central Power & Light Co., 4.300%, 01/15/26	100,469	0.1
244,000		Metropolitan Edison Co., 7.700%, 01/15/19	268,527	0.1
26,000		Nevada Power Co., 7.125%, 03/15/19	28,904	0.0
46,000	#	New York State Electric & Gas Corp., 3.250%, 12/01/26	45,787	0.0
20,000		NextEra Energy Capital Holdings, Inc., 1.649%, 09/01/18	19,942	0.0
109,000		NextEra Energy Capital Holdings, Inc., 2.700%, 09/15/19	110,400	0.1
27,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	27,462	0.0
58,000		Nisource Finance Corp., 5.950%, 06/15/41	68,978	0.0
30,000		Public Service Enterprise Group, Inc., 1.600%, 11/15/19	29,586	0.0
40,000		Sempra Energy, 1.625%, 10/07/19	39,492	0.0
67,000		TransAlta Corp., 4.500%, 11/15/22	65,856	0.0
50,000		Virginia Electric & Power Co., 2.950%, 11/15/26	48,632	0.0
70,000		Wisconsin Public Service Corp., 1.650%, 12/04/18	69,933	0.0
			2,311,703	0.6

	Total Corporate Bonds/Notes (Cost $33,917,107)		33,958,121	8.1

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.7%
129,186		Alternative Loan Trust 2005-10CB 1A1, 1.256%, 05/25/35	103,366	0.0

98,610		Alternative Loan Trust 2005-51 3A2A, 1.857%, 11/20/35	86,405	0.0
112,517		Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/35	101,375	0.0
199,790		Alternative Loan Trust 2005-J2 1A12, 1.156%, 04/25/35	161,356	0.1
28,749		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	22,635	0.0
186,644		Alternative Loan Trust 2006-19CB A12, 1.156%, 08/25/36	114,645	0.0
172,156		Alternative Loan Trust 2006-HY11 A1, 0.876%, 06/25/36	140,254	0.0
49,819		Alternative Loan Trust 2007-23CB A3, 1.256%, 09/25/37	26,351	0.0
246,273		Alternative Loan Trust 2007-2CB 2A1, 1.356%, 03/25/37	145,125	0.1
90,601		Alternative Loan Trust 2004-J7 MI, 1.604%, 10/25/34	78,181	0.0
45,136	#	Angel Oak Mortgage Trust LLC 2015-1 A, 4.500%, 11/25/45	45,510	0.0
25,801		Banc of America Mortgage 2005-J Trust 2A4, 3.427%, 11/25/35	23,977	0.0
91,768		Bear Stearns ALT-A Trust 2005-7 21A1, 3.269%, 09/25/35	83,148	0.0
40,000	#	Bellemeade Re Ltd. 2015-1A M2, 5.056%, 07/25/25	40,276	0.0
207,970		Citigroup Mortgage Loan Trust 2006-AR2 1A1, 3.159%, 03/25/36	184,587	0.1
114,286		Citigroup Mortgage Loan Trust 2007-10 22AA, 3.395%, 09/25/37	97,920	0.0
76,942		DSLA Mortgage Loan Trust 2005-AR4 2A1B, 1.016%, 08/19/45	63,350	0.0
340,536		Fannie Mae 2011-99 CZ, 4.500%, 10/25/41	375,567	0.1
100,000		Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 5.006%, 04/25/29	103,411	0.0
40,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.656%, 07/25/24	40,202	0.0
100,000		Fannie Mae Connecticut Avenue Securities 2014-CO3 1M2, 3.756%, 07/25/24	100,372	0.0
100,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 5.656%, 11/25/24	108,704	0.0

See Accompanying Notes to Financial Statements

14

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

60,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 2M2, 5.756%, 11/25/24	65,073	0.0
170,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.756%, 05/25/25	177,492	0.1
100,000		Fannie Mae Connecticut Avenue Securities 2015-C03 2M2, 5.756%, 07/25/25	107,496	0.0
65,333		Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 5.056%, 02/25/25	68,773	0.0
179,151		Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/31	198,660	0.1
2,068		Fannie Mae REMIC Trust 2004-W6 1A1, 5.000%, 07/25/34	2,069	0.0
550,465		Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/36	587,431	0.2
550,054		Fannie Mae REMIC Trust 2009-50 HZ, 5.578%, 02/25/49	596,932	0.2
259,909		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/41	276,644	0.1
381,531		Fannie Mae REMIC Trust 2011-9 AZ, 5.000%, 05/25/40	416,861	0.1
28,980		First Horizon Alternative Mortgage Securities Trust 2006-FA4 1A1, 6.000%, 08/25/36	24,197	0.0
92,905		First Horizon Alternative Mortgage Securities Trust 2006-FA7 A5, 1.056%, 12/25/36	47,442	0.0
92,905	^	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 5.944%, 12/25/36	24,051	0.0
194,027		Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/29	222,996	0.1
207,314		Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/32	236,163	0.1
143,977		Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/32	161,522	0.1
41,347		Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/34	46,173	0.0
107,216		Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/35	117,193	0.0
337,565		Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/36	378,254	0.1
138,708		Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/37	155,398	0.1
117,471	^	Freddie Mac REMIC Trust 3524 LA, 5.252%, 03/15/33	128,202	0.0

131,688	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/37	146,711	0.1
159,764	Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/37	174,254	0.1
28,080	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/42	30,241	0.0
367,587	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/33	371,716	0.1
446,332	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/44	492,111	0.1
446,332	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/44	484,311	0.1
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN1 M3, 5.256%, 02/25/24	109,195	0.0
180,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN2 M3, 4.356%, 04/25/24	186,684	0.1
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 4.756%, 08/25/24	104,206	0.0
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M3, 5.306%, 10/25/24	267,751	0.1
50,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.506%, 10/25/24	54,323	0.0
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.456%, 04/25/28	108,282	0.0
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ2 M3, 4.006%, 05/25/25	103,554	0.0
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA2 M3, 5.556%, 05/25/28	107,801	0.0
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 6.306%, 07/25/28	111,896	0.0
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.556%, 03/25/29	100,335	0.0
200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 4.606%, 03/25/29	200,313	0.1
117,592	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/39	126,513	0.0
317,685	Ginnie Mae Series 2010-164 JZ, 4.000%, 12/20/40	334,849	0.1

See Accompanying Notes to Financial Statements

15

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

51,920	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/32	60,020	0.0
113,089	HomeBanc Mortgage Trust 2004-1 2A, 1.616%, 08/25/29	105,436	0.0
63,735	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.966%, 04/25/46	52,779	0.0
51,971	Lehman XS Trust Series 2005-5N 1A2, 1.116%, 11/25/35	40,780	0.0
74,484	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/37	63,076	0.0
36,811	Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/37	33,159	0.0
60,618	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.224%, 10/25/36	51,526	0.0
155,968	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 1.266%, 08/25/45	137,689	0.0
45,716	WaMu Mortgage Pass-Through Certificates Series 2006-AR6 2A3, 2.851%, 08/25/36	41,019	0.0
74,052	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.804%, 08/25/46	64,941	0.0
17,803	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.676%, 12/25/36	16,440	0.0
77,966	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.361%, 04/25/37	68,117	0.0
147,450	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 2.600%, 07/25/37	121,038	0.0
363,373	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR5 4A, 1.557%, 06/25/46	281,433	0.1
50,578	Wells Fargo Alternative Loan 2007-PA2 2A1, 1.186%, 06/25/37	37,428	0.0
67,071	Wells Fargo Mortgage Backed Securities 2006-AR4 Trust 2A4, 3.200%, 04/25/36	61,568	0.0

	87,773		Wells Fargo Mortgage Backed Securities 2007-AR7 Trust A1, 3.148%, 12/28/37	81,233	0.0

		Total Collateralized Mortgage Obligations (Cost $11,169,081)		11,218,467	2.7

FOREIGN GOVERNMENT BONDS: 0.8%
	175,000	#	Argentine Republic Government International Bond, 6.875%, 04/22/21	186,812	0.1
	50,000		Brazil Government International Bond, 8.750%, 02/04/25	61,400	0.0
BRL	230,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/19	69,580	0.0
BRL	609,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	180,196	0.1
BRL	506,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	146,659	0.0
	200,000		Colombia Government International Bond, 2.625%, 03/15/23	189,000	0.1
	66,000		Colombia Government International Bond, 8.125%, 05/21/24	82,747	0.0
COP	588,600,000		Colombian TES, 11.000%, 07/24/20	223,908	0.1
	100,000	#	Dominican Republic International Bond, 5.500%, 01/27/25	96,926	0.0
	29,000		Guatemala Government Bond, 8.125%, 10/06/34	36,975	0.0
HUF	30,880,000		Hungary Government Bond, 6.000%, 11/24/23	129,876	0.0
HUF	64,050,000		Hungary Government Bond, 7.500%, 11/12/20	269,194	0.1
	62,000		Hungary Government International Bond, 5.375%, 02/21/23	67,312	0.0
	100,000		Indonesia Government International Bond, 8.500%, 10/12/35	136,114	0.0
IDR	644,000,000		Indonesia Treasury Bond, 8.375%, 09/15/26	49,259	0.0
IDR	689,000,000		Indonesia Treasury Bond, 11.000%, 09/15/25	60,660	0.0
	55,000		Lebanon Government International Bond, 6.000%, 01/27/23	53,083	0.0
	50,000	L	Peruvian Government International Bond, 4.125%, 08/25/27	52,188	0.0
	50,000		Philippine Government International Bond, 9.500%, 02/02/30	78,973	0.0
	30,000		Republic of Poland Government International Bond, 3.250%, 04/06/26	28,860	0.0

See Accompanying Notes to Financial Statements

16

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

	50,000		Republic of Poland Government International Bond, 4.000%, 01/22/24	51,256	0.0
RON	200,000		Romania Government Bond, 5.850%, 04/26/23	53,587	0.0
	50,000		Romanian Government International Bond, 4.375%, 08/22/23	51,580	0.0
	10,000	#	Romanian Government International Bond, 4.375%, 08/22/23	10,316	0.0
RUB	6,190,000		Russian Federal Bond - OFZ, 6.400%, 05/27/20	96,094	0.0
RUB	6,280,000		Russian Federal Bond - OFZ, 7.000%, 01/25/23	96,997	0.0
RUB	10,900,000		Russian Federal Bond - OFZ, 7.500%, 08/18/21	173,988	0.1
RUB	5,040,000		Russian Federal Bond - OFZ, 7.000%, 08/16/23	77,520	0.0
	200,000		Russian Foreign Bond - Eurobond, 4.750%, 05/27/26	205,220	0.1
	147,000		Turkey Government International Bond, 7.375%, 02/05/25	161,608	0.1
	50,000		Uruguay Government International Bond, 4.375%, 10/27/27	50,378	0.0
	23,539		Uruguay Government International Bond, 7.625%, 03/21/36	29,456	0.0

		Total Foreign Government Bonds (Cost $3,315,080)		3,257,722	0.8

COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.7%
	190,000	#	BAMLL Commercial Mortgage Securities Trust 2015-ASHF C, 2.704%, 01/15/28	184,503	0.1
	120,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.549%, 06/10/49	121,609	0.0
	150,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.814%, 02/10/51	151,281	0.1
	30,000	#	Banc of America Commercial Mortgage Trust 2007-4 B, 5.814%, 02/10/51	29,922	0.0
	2,180,000	#,^	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	97,815	0.0
	196,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4 G, 6.015%, 06/11/41	212,554	0.1
	70,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 E, 5.406%, 11/11/41	72,893	0.0

210,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 F, 5.670%, 11/11/41	218,459	0.1
140,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 F, 5.801%, 02/13/42	142,524	0.1
17,197		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20 C, 5.124%, 10/12/42	17,178	0.0
73,428	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 B, 5.714%, 04/12/38	75,038	0.0
260,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.714%, 04/12/38	244,253	0.1
112,164	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	112,502	0.0
5,510,000	^	CFCRE Commercial Mortgage Trust 2016-C7, 0.801%, 12/10/54	322,728	0.1
40,000	#	Citigroup Commercial Mortgage Trust 2014-GC19, 4.901%, 03/10/47	35,068	0.0
100,000	#	Citigroup Commercial Mortgage Trust 2016-GC36, 2.850%, 02/10/49	69,100	0.0
140,000		Citigroup Commercial Mortgage Trust 2016-P4 A3, 2.646%, 07/10/49	133,408	0.1
70,000		Citigroup Commercial Mortgage Trust 2016-P4 A4, 2.902%, 07/10/49	67,952	0.0
997,806	^	Citigroup Commercial Mortgage Trust 2016-P4 XA, 2.017%, 07/10/49	133,125	0.1
110,000	#	COMM 2004-LB2A H, 6.067%, 03/10/39	116,640	0.0
1,716,202	^	COMM 2012-CR2 XA, 1.728%, 08/15/45	124,060	0.0
976,541	^	COMM 2012-CR4 XA, 1.903%, 10/15/45	68,810	0.0
2,380,000	#,^	COMM 2012-CR4 XB, 0.593%, 10/15/45	77,327	0.0
603,890	^	COMM 2013-LC6 XA, 1.683%, 01/10/46	33,407	0.0
2,005,615	^	COMM 2014-UBS3 XA, 1.328%, 06/10/47	124,361	0.0
100,000	#	COMM 2015-CR27 D, 3.472%, 10/10/48	76,444	0.0
100,000		COMM 2015-PC1 D, 4.443%, 07/10/50	73,066	0.0
69,703	#	Commercial Mortgage Trust 2004-GG1 F, 6.361%, 06/10/36	70,014	0.0

See Accompanying Notes to Financial Statements

17

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

40,000		Commercial Mortgage Trust 2007-GG11 AJ, 6.032%, 12/10/49	40,000	0.0
66,350	#	Credit Suisse Commercial Mortgage Trust Series 2006-K1A K, 5.415%, 02/25/21	66,321	0.0
5,190	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	5,182	0.0
50,000	#	Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 F, 6.281%, 05/15/36	53,425	0.0
30,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	28,035	0.0
110,000	#	CSAIL 2016-C7 Commercial Mortgage Trust, 4.394%, 11/15/49	78,266	0.0
60,000		DBJPM Mortgage Trust 16-C3 A5, 2.890%, 09/10/49	58,688	0.0
100,000	#	DBUBS 2011-LC2A D, 5.543%, 07/10/44	102,417	0.0
110,000	#	DBUBS Mortgage Trust 2011-LC1A E, 5.685%, 11/10/46	115,274	0.0
21,741,719	#,^	FREMF Mortgage Trust 2012-K709 X2A, 0.200%, 04/25/45	76,470	0.0
100,000	#	GS Mortgage Securities Trust 2010-C2 D, 5.184%, 12/10/43	100,788	0.0
100,000	#	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	81,374	0.0
1,715,002	^	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.386%, 05/10/45	126,826	0.0
37,000	#	GS Mortgage Securities Trust 2016-GS3, 2.620%, 10/10/49	26,533	0.0
1,949,207	^	GS Mortgage Securities Trust 2016-GS4, 0.605%, 11/10/49	78,383	0.0
340,000	#	Hudson Yards 2016-10HY Mortgage Trust, 2.835%, 08/10/38	328,679	0.1
40,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.575%, 05/15/41	40,499	0.0
78,261		JP Morgan Chase Commercial Mortgage Securities Corp. 2006-LDP8 B, 5.520%, 05/15/45	78,190	0.0
1,050,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.353%, 12/15/47	18,898	0.0
30,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CBX D, 5.097%, 01/12/37	30,774	0.0

150,000		JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11 AM, 5.753%, 06/15/49	151,590	0.1
196,000		JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP2 A4, 2.822%, 08/15/49	190,603	0.1
888,061	^	JPMBB Commercial Mortgage Securities Trust 2013-C12, 0.703%, 07/15/45	22,389	0.0
957,544	^	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 1.194%, 04/15/47	35,603	0.0
1,262,116	#,^	LB-UBS Commercial Mortgage Trust 2004-C1 XST, 1.000%, 01/15/36	20	0.0
100,206	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.652%, 02/15/40	100,273	0.0
12,701		LB-UBS Commercial Mortgage Trust 2005-C3 D, 4.954%, 07/15/40	13,172	0.0
170,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	170,962	0.1
130,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.872%, 06/15/38	130,130	0.0
583,341	#,^	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.729%, 11/15/38	2,174	0.0
100,000	#	Merrill Lynch Mortgage Trust 2005-MKB2 E, 6.120%, 09/12/42	105,544	0.0
1,144,544	^	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19, 1.147%, 12/15/47	63,494	0.0
130,000	#	Morgan Stanley Capital I Trust 2011-C1 C, 5.432%, 09/15/47	142,026	0.1
100,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.432%, 09/15/47	107,031	0.0
100,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.432%, 09/15/47	106,797	0.0
100,000	#	Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/49	92,249	0.0
49,389		Wachovia Bank Commercial Mortgage Trust Series 2006-C25 C, 5.792%, 05/15/43	49,323	0.0
3,803,481	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.018%, 10/15/45	270,568	0.1
140,000		Wells Fargo Commercial Mortgage Trust 2015-P2 A3, 3.541%, 12/15/48	143,893	0.1

See Accompanying Notes to Financial Statements

18

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

20,000	#	Wells Fargo Commercial Mortgage Trust 2016-C34, 5.030%, 06/15/49	16,100	0.0
170,000		Wells Fargo Commercial Mortgage Trust 2016-C35 A3, 2.674%, 07/15/48	162,522	0.1
986,178	^	Wells Fargo Commercial Mortgage Trust 2016-C35 XA, 2.011%, 07/15/48	131,727	0.0
1,340,677	^	Wells Fargo Commercial Mortgage Trust 2016-NXS5 XA, 1.569%, 01/15/59	122,835	0.0
414,056	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.989%, 08/15/45	30,363	0.0
577,357	#,^	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.380%, 03/15/48	32,083	0.0

	Total Commercial Mortgage-Backed Securities (Cost $7,246,220)		7,134,534	1.7

U.S. TREASURY OBLIGATIONS: 4.8%
		Treasury Inflation Indexed Protected Securities: 0.9%
3,976,668		0.125%, due 04/15/21	4,001,729	0.9

		U.S. Treasury Bonds: 1.4%
2,749,000	L	2.000%, due 11/15/26	2,641,039	0.6
3,678,000	L	2.250%, due 08/15/46	3,084,779	0.8
2,000		3.000%, due 11/15/45	1,968	0.0
			5,727,786	1.4

		U.S. Treasury Notes: 2.5%
496,000		0.875%, due 05/31/18	495,081	0.1
2,106,000	L	1.000%, due 11/30/18	2,099,067	0.5
3,738,000		1.375%, due 12/15/19	3,727,324	0.9
7,000		1.375%, due 01/31/21	6,884	0.0
10,000		1.625%, due 02/15/26	9,331	0.0
767,000	L	1.750%, due 11/30/21	760,620	0.2
31,000		1.750%, due 01/31/23	30,255	0.0
3,363,000		2.125%, due 11/30/23	3,337,028	0.8
			10,465,590	2.5

	Total U.S. Treasury Obligations (Cost $20,294,732)		20,195,105	4.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.9%
		Federal Home Loan Mortgage Corporation: 0.6%##
23,820		2.500%, due 05/01/30	23,918	0.0
25,419		2.500%, due 05/01/30	25,510	0.0
34,729		2.500%, due 06/01/30	34,853	0.0
49,130		3.000%, due 03/01/45	48,897	0.0
52,849		3.000%, due 03/01/45	52,574	0.0
60,742		3.000%, due 04/01/45	60,427	0.0
237,000	W	3.500%, due 07/15/41	242,693	0.1
102,110		3.500%, due 03/01/45	104,898	0.1
70,000	W	4.000%, due 08/15/40	73,529	0.0
364,375		4.000%, due 12/01/41	383,961	0.1
85,434		4.000%, due 12/01/42	90,616	0.0
33,158		4.000%, due 09/01/45	34,864	0.0

21,278		4.000%, due 09/01/45	22,369	0.0
22,362		4.000%, due 09/01/45	23,513	0.0
18,377		4.000%, due 09/01/45	19,322	0.0
24,136		4.000%, due 11/01/45	25,374	0.0
377,913		4.500%, due 08/01/41	406,346	0.1
700,030		4.500%, due 09/01/41	754,345	0.2
8,007		5.500%, due 07/01/37	9,023	0.0
6,354		6.500%, due 12/01/31	7,248	0.0
			2,444,280	0.6

		Federal National Mortgage Association: 0.9%##
41,963		2.500%, due 05/01/30	42,098	0.0
58,504		2.500%, due 06/01/30	58,666	0.0
90,240		2.500%, due 06/01/30	90,490	0.0
34,003		2.500%, due 07/01/30	34,097	0.0
267,594		3.000%, due 08/01/30	275,104	0.1
159,518		3.000%, due 09/01/30	164,086	0.0
269,636		3.000%, due 07/01/43	269,644	0.1
108,024		3.000%, due 09/01/43	108,026	0.0
446,728		3.000%, due 04/01/45	444,650	0.1
336,000	W	3.000%, due 01/18/47	333,813	0.1
150,485		3.500%, due 10/01/42	155,165	0.0
37,210		4.000%, due 07/01/42	39,301	0.0
269,800		4.000%, due 07/01/42	285,028	0.1
87,297		4.000%, due 06/01/45	92,128	0.0
67,006		4.500%, due 11/01/40	72,394	0.0
190,929		4.500%, due 10/01/41	206,335	0.1
57,257		5.000%, due 06/01/33	62,751	0.0
78,791		5.000%, due 07/01/35	86,549	0.0
13,483		5.000%, due 02/01/36	14,732	0.0
5,196		5.000%, due 07/01/36	5,709	0.0
165,349		5.000%, due 07/01/37	181,708	0.1
129,047		5.000%, due 07/01/37	141,763	0.0
191,228		5.000%, due 11/01/40	209,664	0.1
54,418		5.000%, due 05/01/41	59,342	0.0
135,499		5.000%, due 06/01/41	147,877	0.0
79,433		5.000%, due 06/01/41	86,955	0.0
192,533		5.500%, due 12/01/36	216,162	0.1
7,051		7.000%, due 06/01/29	7,705	0.0
741		7.000%, due 10/01/29	824	0.0
1,717		7.000%, due 01/01/32	1,831	0.0
627		7.000%, due 04/01/32	660	0.0
2,235		7.000%, due 05/01/32	2,482	0.0
1,030		7.500%, due 11/01/29	1,070	0.0
2,388		7.500%, due 10/01/30	2,395	0.0
			3,901,204	0.9

		Government National Mortgage Association: 0.4%
363,000	W	3.000%, due 01/15/43	367,573	0.1
350,000	W	3.500%, due 10/20/41	363,856	0.1
91,631		4.000%, due 11/20/40	98,321	0.0
180,533		4.000%, due 03/20/46	192,598	0.1
157,062		4.500%, due 08/20/41	169,353	0.1
130,174		5.140%, due 10/20/60	137,125	0.0
154,380		5.277%, due 10/20/60	162,498	0.0
			1,491,324	0.4

	Total U.S. Government Agency Obligations (Cost $7,788,352)		7,836,808	1.9

ASSET-BACKED SECURITIES: 1.9%
		Automobile Asset-Backed Securities: 0.1%
40,000		Capital Auto Receivables Asset Trust 2015-2 B, 2.290%, 05/20/20	40,191	0.0

See Accompanying Notes to Financial Statements

19

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

30,000		Capital Auto Receivables Asset Trust 2015-2 C, 2.670%, 08/20/20	30,166	0.0
50,000		GM Financial Automobile Leasing Trust 2015-2 B, 2.420%, 07/22/19	50,255	0.0
50,000		GM Financial Automobile Leasing Trust 2015-2 C, 2.990%, 07/22/19	50,379	0.0
40,000	#	MMCA Auto Owner Trust 2014-A C, 2.260%, 10/15/20	40,211	0.0
120,000	#	Oscar US Funding Trust 2014-1 A4, 2.550%, 12/15/21	119,015	0.1
110,000	#	Santander Drive Auto Receivables Trust 2013-A E, 4.710%, 01/15/21	112,827	0.0
110,000		Santander Drive Auto Receivables Trust 2014-3 D, 2.650%, 08/17/20	111,314	0.0
30,000	#	SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/21	29,963	0.0
			584,321	0.1

		Home Equity Asset-Backed Securities: 0.0%
200,000		Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/35	192,244	0.0

		Other Asset-Backed Securities: 1.7%
98,667	#	Ajax Mortgage Loan Trust 2016-C, 4.000%, 10/25/57	99,123	0.0
200,000	#	ALM VII Ltd. 2012-7A A1R, 2.334%, 10/15/28	200,595	0.1
120,000	#	ALM VII R-2 Ltd., 2.887%, 10/15/27	119,988	0.0
250,000	#	ALM VIII Ltd. 2013-8A A1R, 2.343%, 10/15/28	250,568	0.1
197,624	#,^	American Homes 4 Rent 2015-SFR2 XS, 10/17/45	–	–
170,000	#	Apidos CLO XI, 2.324%, 01/17/28	170,268	0.0
100,000	#	Apidos CLO XI, 2.834%, 01/17/28	100,097	0.0
100,000	#	Apidos CLO XIV 2013-14A D, 4.380%, 04/15/25	98,849	0.0
100,000	#	Apidos CLO XVII, 2.733%, 04/17/26	100,000	0.0
130,000	#	Apidos CLO XVII, 3.383%, 04/17/26	130,000	0.0
90,000	#	Apidos Clo XXV 2016-25A A1, 2.203%, 10/20/28	90,014	0.0
6,020	#	AVANT Loans Funding Trust 2015-A A, 4.000%, 08/16/21	6,041	0.0

100,000	#	Blue Hill CLO 2013-1A A, 2.360%, 01/15/26	100,031	0.0
250,000	#	BlueMountain CLO 2012-2 Ltd., 2.304%, 11/20/28	250,414	0.1
100,000	#	BlueMountain CLO 2014-4 Ltd., 3.437%, 11/30/26	99,998	0.0
250,000	#	BlueMountain CLO 2015-1 Ltd., 3.235%, 04/13/27	250,000	0.1
250,000	#	BlueMountain CLO III Ltd. 2007-3A C, 1.683%, 03/17/21	248,922	0.1
80,000	#	Burnham Park Clo Ltd. 2016-1A A, 2.318%, 10/20/29	79,998	0.0
70,000	#	Carlyle Global Market Strategies CLO 2012-4 Ltd., 2.330%, 01/20/29	70,197	0.0
220,000	#	Cedar Funding VI CLO Ltd. 2016-6A A1, 2.344%, 10/20/28	220,262	0.1
100,000	#	Cent CLO 22 Ltd., 2.836%, 11/07/26	99,999	0.0
16,450		Chase Funding Trust Series 2003-5 2A2, 1.356%, 07/25/33	15,337	0.0
96,297	#	CIFC Funding 2006-2A B2L, 4.931%, 03/01/21	96,294	0.0
200,000	#	CIFC Funding 2006-I2A B1L, 2.531%, 03/01/21	199,633	0.1
250,000	#	CIFC Funding 2014-IV Ltd., 3.647%, 10/17/26	250,000	0.1
250,000	#	CIFC Funding 2016-I Ltd., 2.224%, 10/21/28	249,998	0.1
77,617	#	HERO Funding Trust 2015-2A A, 3.990%, 09/20/40	79,266	0.0
85,528	#	HERO Funding Trust 2015-3A A, 4.280%, 09/20/41	88,308	0.0
250,000	#	LCM XXIII Ltd., 2.506%, 10/20/29	249,998	0.1
250,000	#	LCM XXIII Ltd., 2.901%, 10/20/29	249,997	0.1
250,000	#	Madison Park Funding XXIV Ltd., 2.735%, 01/20/28	249,995	0.1
50,000	#	Madison Park Funding X Ltd. 2012-10A BR, 2.778%, 01/20/29	50,000	0.0
250,000	#	Magnetite CLO Ltd. 2016-18A A, 2.253%, 11/15/28	249,992	0.1
250,000	#	Magnetite VIII Ltd. 2014-8A BR, 2.630%, 04/15/26	249,997	0.1
16,264	#	Marketplace Loan Trust Series 2015-AV1 A, 4.000%, 09/15/21	16,337	0.0
30,925	#	Marketplace Loan Trust Series 2015-AV2 A, 4.000%, 10/15/21	31,118	0.0
100,000	#	Oaktree EIF II Series B1 Ltd., 2.456%, 02/15/26	100,024	0.0

See Accompanying Notes to Financial Statements

20

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

250,000	#	OHA Loan Funding 2012-1 Ltd., 2.761%, 01/23/27	249,999	0.1
130,000	#	OHA Loan Funding 2015-1 Ltd., 2.347%, 08/15/29	129,999	0.0
140,000	#	OHA Loan Funding 2015-1 Ltd., 2.737%, 08/15/29	140,000	0.0
300,000	#	Progress Residential 2015-SFR2 E, 4.427%, 06/12/32	293,524	0.1
130,000	#	Shackleton 2016-IX CLO Ltd., 2.364%, 10/20/28	129,996	0.0
100,000	#	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	100,834	0.0
170,000	#	Symphony CLO Ltd. 2012-9A AR, 2.303%, 10/16/28	169,999	0.0
100,000	#	Symphony CLO Ltd. 2016-18A B, 2.746%, 01/23/28	100,000	0.0
130,000	#	Symphony CLO XIV Ltd. 2014 -14A A2, 2.361%, 07/14/26	130,028	0.0
99,750	#	Taco Bell Funding 2016-1A A2I, 3.832%, 05/25/46	100,351	0.0
210,000	#	Wind River CLO Ltd. 2016-2A A, 2.386%, 11/01/28	210,189	0.1
			6,966,577	1.7

		Student Loan: 0.1%
41,308	#	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	41,441	0.0
80,351	#	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/40	79,929	0.0
65,185	#	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/33	65,172	0.0
100,000	#	Sofi Professional Loan Program 2016-E LLC, 4.430%, 10/25/41	98,475	0.1
			285,017	0.1

	Total Asset-Backed Securities (Cost $8,009,980)		8,028,159	1.9

	Total Long-Term Investments (Cost $381,576,363)		397,536,637	94.4

SHORT-TERM INVESTMENTS: 6.6%
		Corporate Bonds/Notes: 0.1%
197,000	#	Barclays Bank PLC, 6.050%, 12/04/17	203,596	0.1
50,000		Becton Dickinson and Co., 1.800%, 12/15/17	50,122	0.0
70,000		Hewlett Packard Enterprise Co., 2.450%, 10/05/17	70,399	0.0
107,000		Intel Corp., 1.350%, 12/15/17	107,169	0.0

49,000	Petroleos de Venezuela SA, 5.250%, 04/12/17	44,223	0.0
83,000	Southwestern Electric Power Co., 5.550%, 01/15/17	83,097	0.0
43,000	Whirlpool Corp., 1.650%, 11/01/17	43,068	0.0
		601,674	0.1

	U.S. Government Agency Obligations: 0.0%
1,139	Fannie Mae, 6.000%, 10/01/17	1,141	0.0
1,372	Fannie Mae, 6.000%, 11/01/17	1,383	0.0
1,265	Fannie Mae, 6.000%, 03/01/17	1,265	0.0
221	Fannie Mae, 6.000%, 04/01/17	221	0.0
446	Fannie Mae, 6.000%, 04/01/17	447	0.0
2,064	Fannie Mae, 6.000%, 06/01/17	2,074	0.0
414	Fannie Mae, 6.000%, 09/01/17	415	0.0
		6,946	0.0

	Securities Lending Collateralcc: 2.6%
2,578,009	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,578,153, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $2,629,719, due 12/31/17-10/20/46)	2,578,009	0.6
2,578,009	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,578,150, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,629,569, due 01/25/17-10/20/66)	2,578,009	0.6
2,578,009	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $2,578,156, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,629,569, due 03/02/17-02/01/49)	2,578,009	0.6

See Accompanying Notes to Financial Statements

21

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

542,557	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $542,587, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $553,408, due 10/31/18-11/30/22)	542,557	0.2
2,578,009	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,578,150, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,629,569, due 01/15/17-08/20/66)	2,578,009	0.6
		10,854,593	2.6

		Collateralized Mortgage Obligations: 0.0%
21,872	Freddie Mac REMIC Trust 2543 AN, 5.000%, 12/15/17
	(Cost $21,842)	22,161	0.0

		U.S. Treasury Notes: 0.5%
1,950,000	United States Treasury Note, 0.875%, 11/30/17	1,950,337	0.5
2,000	United States Treasury Note, 1.000%, 12/31/17	2,002	0.0
		1,952,339	0.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.4%
14,288,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $14,288,000)	14,288,000	3.4

	Total Short-Term Investments (Cost $27,724,475)	27,725,713	6.6

	Total Investments in Securities (Cost $409,300,838)	$425,262,350	101.0
	Liabilities in Excess of Other Assets	(4,147,911)	(1.0)
	Net Assets	$421,114,439	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

BRL	Brazilian Real
COP	Colombian Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
RON	Romanian New Leu
RUB	Russian Ruble

Cost for federal income tax purposes is $412,122,190.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$24,823,965
Gross Unrealized Depreciation	(11,683,805)

Net Unrealized Appreciation	$13,140,160

See Accompanying Notes to Financial Statements

22

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Balanced Portfolio, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 10, 2017

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 10, 2017